Exhibit 10.1

PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS

between the Sellers identified herein and

Easterly Government Properties LP, a Delaware limited partnership

Dated as of June 15, 2018

PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS

THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "Agreement") is made and entered into as of June 15, 2018 (the “Effective Date”) between the Sellers listed on Exhibit A (each, a "Seller" and collectively, "Sellers"), on one hand, and Easterly Government Properties LP, a Delaware limited partnership ("Purchaser"), on the other hand.

RECITALS

A.       Each Seller is the owner of the improved real property listed next to such Seller's name on Exhibit A and more particularly described on Exhibits B-1 through B-14 (such real property, the "Real Property" and collectively with respect to all Sellers, the "Real Properties"), together with certain personal property located upon or used in connection with such improved Real Property and certain other assets relating thereto, all as more particularly described in Section 2.

B.       Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, the Properties, as hereinafter defined, on the terms and subject to the conditions contained in this Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.BASIC TERMS AND DEFINITIONS; REFERENCES.

1.1.Basic Terms and Definitions.  For purposes of this Agreement:

1.1.1“Charleston SSA Property” means the Property owned by Charleston SSA OC, LLC, a Delaware limited liability company.

1.1.2"Closing Date" means the date on which the applicable Closing, as hereinafter defined, occurs, which shall be a business day (other than a Friday) designated by Purchaser to Seller in writing at least 10 days in advance, which date shall be no earlier than 30 days and no later than 45 days after the Effective Date (such date, the “First Target Closing Date”).  Notwithstanding the foregoing, Sellers may elect in their sole and absolute discretion by written notice to Purchaser (“Seller’s Postponement Notice”) to:

(a)

postpone the First Target Closing Date for any or all Properties to a date that is not later than September 17, 2018 (“Revised First Target Closing Date”) provided that the Closing Date with respect to Properties with an aggregate allocated Purchase Price of at least approximately $180,000,000 (using the allocations set forth on Schedule 1) shall occur on or before the Revised First Target Closing Date; and

(b)

postpone the Closing Date with respect to any and all remaining Properties to a date that is not later than October 16, 2018 (“Second Target Closing Date”); provided that the Closing Date with respect to Properties with an aggregate allocated Purchase Price of up to approximately $150,000,000 (using the allocations set forth on Schedule 1) may be postponed further until a date that is not later than December 14, 2018 (“Third Target Closing Date”).

Sellers shall deliver Seller’s Postponement Notice to Purchaser, if at all, on or before the date that is ten (10) days after the Effective Date and such Seller’s Postponement Notice shall specify the Revised First Target Closing Date, the Second Target Closing Date and/or the Third Target Closing Date, as applicable, and the Property or Properties for which Closing will occur on each such date (as applicable).  If Sellers do not timely deliver the Seller’s Postponement Notice, Sellers shall have no right to postpone the Closing pursuant to this Section 1.1.2 and the Closing Date shall occur on the First Target Closing Date.  In the event that Sellers’ timely deliver a Seller’s Postponement Notice to Purchaser, Sellers may elect to (i) advance one or more of the Revised First Target Closing Date, the Second Target Closing Date or the Third Target Closing Date (as applicable) by designating an earlier date for Closing (any such date, an “Earlier Closing Date”), (ii) advance the Closing as to one or more Properties on any Closing Date to any earlier Closing Date, and/or (iii) postpone the Closing as to one or more Properties (provided that the allocations set forth in (a) and (b) above continue to be satisfied for such Closing), in each case in a written notice(s) to Purchaser given no less than ten (10) days prior to the Revised First Target Closing Date, the Second Target Closing Date, the Third Target Closing Date (as applicable) or any earlier Closing Date.

References in this Agreement to the “Closing Date,” shall refer to, if and as applicable, (a) the First Target Closing Date, (b) the Revised First Target Closing Date, (c) the Second Target Closing Date, (d) the Third Target Closing Date, (e) an Earlier Closing Date, (f) the date of any delayed Closing with respect to a Property that was subject to a Withdrawn Property Notice but not ultimately deemed a Withdrawn Property pursuant to Section 7.6, and (g) any other date on which a Closing occurs, if and as applicable. For the avoidance of doubt, in the event a Property becomes a Withdrawn Property, it shall be treated, solely for the purpose of determining whether the applicable allocations set forth in Sections 1.1.2(a) and (b) have been met at a particular Closing, as having been included in the Closing as to which it was then-scheduled.

1.1.3“Dallas SSA Property” means the Property owned by Dallas SSA Seller.

1.1.1“Dallas SSA Real Property” means the Real Property owned by Dallas SSA Seller and described on Exhibit B-5.

1.1.2“Dallas SSA Seller” means Dallas SSA, L.P., a Texas limited partnership.

1.1.3“Des Plaines FAA Property” means the Property owned by the Des Plaines FAA Seller.

1.1.4“Des Plaines FAA Seller” means GSA Des Plaines LLC, a Delaware limited liability company.

1.1.5"Escrow Agent" means Chicago Title Insurance Company, c/o Washington DC National Commercial Center, 1901 Pennsylvania Avenue, NW, Suite 201, Washington, DC 20006, Attention: Eric Taylor.

1.1.6 “Government Leases” means those certain leases described on Exhibit E-1 through Exhibit E-14 by and between the applicable Seller and the United States Government directly or acting through the U.S. General Services Administration, as tenant (collectively, the "GSA"), for the use of the applicable Property by a Government Tenant, including all amendments and modifications thereof, entered into by and between the applicable Seller or any predecessor landlord and GSA, as they may be amended, modified and/or restated prior to the Closing in accordance with Section 5.3 hereof. Notwithstanding the foregoing, the lease between the United States of America (BPA) and GPT Portland, OR 1201 Lloyd, LLC shall not be considered a Government Lease.

1.1.7“Government Tenants” means those government agencies occupying the Real Properties under the Government Leases listed on Exhibit E-1 through Exhibit E-14.   Notwithstanding the foregoing, the United States of America (BPA) Tenant at the Property owned by GPT Portland, OR 1201 Lloyd, LLC shall not be considered a Government Tenant.

1.1.8"Inspection Period" means the period commencing on the execution of the Pre-Contract Access and Right of Entry Agreement dated as of May 3, 2018 and ending upon the Effective Date.

1.1.9“Outside Closing Date” means December 21, 2018.

1.1.10“Pool B Lender” means U.S. Bank National Association, as trustee, successor-in-interest to Bank of America, N.A., as trustee, successor by merger to LaSalle Bank National Association, as trustee for the registered holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11, acting by and through C-III Asset Management LLC, as special servicer (and any successors, assigns or similar of any of the foregoing).

1.1.11“Pool B Properties” mean those Properties owned by (i) Acquest Government Leases, LLC, a New York limited liability company, (ii) Charleston SSA OC, LLC, a Delaware limited liability company, (iii) Parkersburg BPD OC, LLC, a Delaware limited liability company, and (iv) Pittsburgh USCIS OC, LLC, a Delaware limited liability company.

1.1.12“Proprietary Information” means, collectively, appraisals, budgets, strategic plans, internal analyses, marketing information, purchase agreements (and term sheets and offers relating to any potential purchase or sale), submissions relating to any Seller or Sellers’ obtaining of corporate authorization, attorney and accountant work-product, attorney-client privileged documents or other information in the possession or control of Seller(s), which Seller(s) reasonably deem proprietary or for which disclosure is prohibited under applicable laws or by agreement.

1.1.13“Title Company” means the Escrow Agent in its capacity as title insurer.

1.1.14“Title Review Period” means the period commencing on the execution of the Pre-Contract Access and Right of Entry Agreement dated as of May 3, 2018 and ending upon the Effective Date.

1.1.15"Withdrawn Property" means any Property that is finally determined to be a “Withdrawn Property” pursuant to the terms of this Agreement.

1.2.References.  All references to Schedules or Exhibits refer to the Schedules and Exhibits attached to this Agreement and all such Schedules and Exhibits are incorporated herein by reference.  The words "herein," "hereof," "hereinafter" and words of similar import refer to this Agreement as a whole and not to any particular Section hereof.

2.PURCHASE AND SALE.  Subject to the terms and conditions of this Agreement, at the applicable Closing, each Seller agrees to sell, assign and transfer to Purchaser or one or more Purchaser Designees (as hereinafter defined), and Purchaser or its Purchaser Designee agrees to purchase from such Seller, for the purchase price set forth in Section 3, the following (each, a "Property" and, collectively with respect to all Sellers, the "Properties"):

2.1The Real Property owned by such Seller, together with the buildings located thereon and all other improvements located thereon (such buildings and such other improvements are referred to herein collectively for all Sellers as the "Improvements"); all references hereinafter made to such Real Property shall be deemed to include all right, title and interest of such Seller in and to the rights, privileges, easements and appurtenances benefitting such Real Property and/or the Improvements situated thereon;

2.2All of such Seller’s right, title and interest in and to all furniture, fixtures not deemed an Improvement, equipment, and other tangible personal property located in or on the Property, in each case to the extent owned by such Seller (but expressly excluding the Excluded Property, as hereinafter defined), including, without limitation the personal property listed on Exhibit C-1 through Exhibit C-14 attached hereto (collectively for all Sellers, the "Personal Property");

2.3All of such Seller's right, title and interest in and to any assignable intangible property (expressly excluding the Excluded Property) used solely in connection with the foregoing, including without limitation (i) all of Seller’s right, title, and interest in and to all contract rights, warranties and guaranties (express or implied), licenses, permits, entitlements, governmental and quasi-governmental approvals, plans and specifications and certificates of occupancy which relate exclusively to and/or benefit such Real Property and/or such Personal Property, and (ii) all of Seller’s right to the identifying name, if any, of each of the Improvements (collectively, for all Sellers, the “Intangible Property”);

2.4All of such Seller's right, title and interest in and to (a) the Government Leases and (b) all other leases, licenses and other occupancy agreements listed on Exhibit E-1 through Exhibit E-14 attached hereto, for the present or future occupancy of any space at the Properties by the tenants thereunder (together with the Government Tenants, the “Tenants”) affecting such Real Property as of each applicable Closing (collectively for all Sellers, the "Leases") together with all of Seller’s right, title and interest in and to (i) all Rents (as hereinafter defined) or any other amounts due thereunder from the Tenants with respect to periods following the Closing, (ii) all security and other deposits required to be held under such Leases (collectively, the "Security Deposits"), and (iii) all guaranties made in connection with such Leases (collectively, the “Guaranties”); and

All of such Seller's interests in and to the assignable contracts and equipment leases listed on Exhibit D-1 through Exhibit D-14 and Schedule 7.5.8, each attached hereto and all contracts and equipment leases hereafter entered into by such Seller to the extent permitted by the provisions of this Agreement, relating to the upkeep, repair, maintenance or operation of the Real Property, Improvements or Personal Property (collectively, for all Sellers, the "Contracts"), to the extent Purchaser has elected or is required to assume such contracts pursuant to the terms of Section 5.4 hereof.

Notwithstanding anything to the contrary contained herein, the terms "Property" and "Properties" shall expressly exclude the following (collectively, the "Excluded Property"):  (a) subject to Section 7.5.1, (i) any Rents or any other amounts payable by current and/or former tenants of the Properties with respect to periods prior to the Closing, and (ii) any causes of action, claims, judgments, stipulations, orders or settlements with any current and/or former tenants of the Properties with respect to periods prior to the Closing, (b) except for Security Deposits and other deposits expressly addressed in Section 7.5, any cash, operating account or other account or reserve held by any Seller, any affiliate thereof, any property manager or any lender, (c) any Proprietary Information, (d) any proprietary trade names or trademarks of any Seller or its property manager or the affiliates of either of them, any tenant or any other third party, and (e) any property owned by any property manager of Seller or by any Tenant or any other third party.  All of the Excluded Property is expressly retained by Sellers and excluded from any conveyance or assignment otherwise contemplated by this Agreement.

3.PURCHASE PRICE AND EARNEST MONEY.

3.1.Purchase Price.  The aggregate purchase price for the Properties shall be Four Hundred Thirty Million and No/100 Dollars ($430,000,000.00), as adjusted pursuant to this Agreement (as so adjusted, the "Purchase Price").  Set forth on Schedule 1 hereto is an allocation of the Purchase Price applicable to each Property, which allocation shall be used for all purposes of this Agreement and shall constitute an agreement between the parties with respect to (a) the relative value of any of the Properties or any other assets owned by a Seller, or (b) the allocation of the Purchase Price for income tax or financial reporting purposes.  The parties agree that the value of the Personal Property is de minimis and no part of the Purchase Price is allocable thereto.  This Section 3.1 shall survive each Closing.

3.2.Payment of Purchase Price.  The Purchase Price shall be payable as follows:

3.2.1Within two (2) business days following the Effective Date, Purchaser shall deposit in escrow with Escrow Agent, in cash or immediately available funds, the sum of Fifteen

Million and 00/100 Dollars ($15,000,000.00) (the "Earnest Money").  Immediately upon Escrow Agent's receipt of the Earnest Money, Escrow Agent shall deposit and hold the same in a non-interest-bearing account acceptable to Sellers and Purchaser.  If Purchaser shall fail to timely deliver the Earnest Money as required by this Agreement, this Agreement shall automatically terminate, Escrow Agent shall promptly return the Earnest Money in its possession, if any, to Purchaser and thereafter neither party shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. Upon such termination, promptly following the written request of the applicable Seller or Sellers’ Agent, Purchaser shall either destroy (and certify as to the destruction) or return the Property Information to Sellers or Sellers’ Agent in accordance with Section 4.6 and shall deliver to Seller(s) or Sellers’ Agent, only to the extent requested by the applicable Seller(s) or Sellers’ Agent in writing, all Work Product (as hereinafter defined) in accordance with and subject to Section 12.3, and, except for those provisions of this Agreement that expressly survive the termination of this Agreement, the parties hereto shall have no further obligations hereunder.

3.2.2Upon delivery of the Earnest Money to Escrow Agent, the Earnest Money shall become nonrefundable, except as otherwise expressly set forth in this Agreement.  For purposes of this Agreement, the amount of the Earnest Money applicable to each of the Properties shall be the pro rata portion (in proportion to the Purchase Price allocation set forth on Schedule 1) of the Earnest Money then on deposit with Escrow Agent, provided that any Earnest Money applicable to a Withdrawn Property shall be returned to Purchaser pursuant to Section 7.6.2.

3.2.3Subject to the terms and provisions hereof, the Purchase Price shall be payable at each Closing, by Purchaser paying cash, by wire transfer or cashier's check through escrow with Escrow Agent for disbursement to Sellers at such Closing, in the amount of the Purchase Price applicable to the Properties to be conveyed at such Closing, as set forth on Schedule 1, less the applicable Earnest Money (which the Escrow Agent shall wire to the applicable Seller(s) at such Closing), plus or minus applicable prorations pursuant to Section 7.5 and other credits and adjustments as provided herein, including Section 7.3.

3.3.Disposition of Earnest Money Upon Failure to Close.  If any Closing fails to occur due to Purchaser's default under this Agreement, including without limitation by reason of Purchaser’s failure to obtain financing, then the disposition of all Earnest Money then held by Escrow Agent shall be governed by Section 10.1; if any Closing fails to occur due to any Seller's default under this Agreement (all of the conditions to Sellers’ obligations to close having been satisfied or waived) and Purchaser elects to terminate this Agreement by reason of such default, then all Earnest Money then held by Escrow Agent shall promptly be refunded to Purchaser pursuant to Section 10.2; and if any Closing fails to occur due to the failure of any of the conditions set forth in Sections 6.1 or 6.2 other than as a result of Purchaser's or a Sellers' default under this Agreement, then the disposition of the applicable Earnest Money shall be governed by Section 7.4.

3.4.Independent Contract Consideration.  In addition to the Earnest Money, Purchaser shall concurrently wire to Escrow Agent the sum of One Hundred and No/100 Dollars ($100.00) (the "Independent Contract Consideration") which Escrow Agent shall deliver to Sellers immediately upon Escrow Agent's receipt thereof and which amount has been bargained for and agreed to as consideration for Purchaser's right to inspect the Real Properties as provided herein, and for Sellers' execution and delivery of this Agreement.  The Independent Contract Consideration is in addition to and independent of all other consideration provided in this Agreement, and is nonrefundable in all events.  The Independent Contract Consideration shall not be deemed part of the Purchase Price and shall not give Purchaser any equitable lien on or other interest in the Property, all of which is hereby waived by Purchaser.

4.PROPERTY INFORMATION; TITLE REVIEW; INSPECTIONS AND DUE DILIGENCE; CONFIDENTIALITY.

4.1.Property Information.  Prior to the Effective Date, Sellers have made available to Purchaser the documents and information set forth on Schedule 4.1 attached hereto (collectively, the "Property Information") regarding the Properties and may, after the Effective Date, make available to Purchaser certain other documents and information regarding the Properties.  Under no circumstances shall Purchaser be entitled to review any Sellers’ appraisals relating to any Property or any internal financial information (other than Property-level financials) or audits relating to any Property or any other Proprietary Information unless delivered by Sellers in their sole discretion.  All of the Property Information or copies thereof have been and will be provided in their current condition without any representations or warranties as to the accuracy, sufficiency or completeness thereof, except as expressly set forth in Section 8.1.

4.2.Title and Survey Review; Title Policies.

4.2.1Delivery of Title Commitment.  Purchaser has obtained, prior to the Effective Date, from Title Company a commitment for title insurance issued by Title Company covering each Real Property (each, a "Title Commitment" and collectively, the "Title Commitments"), together with copies of all documents (collectively, the "Title Documents") referenced in each Title Commitment.  Prior to the Effective Date, Purchaser has delivered a copy of the Title Documents to Sellers received by Purchaser pursuant to an email from Lauren Swanson on June 13, 2018 (received at 6:47 p.m. Pacific time) sharing a ShareFile datasite folder.  Prior to the Effective Date, Sellers have delivered to Purchaser an existing survey for each Real Property (collectively, the "Existing Surveys").  Purchaser, at its option and expense, may (i) obtain a new survey for any Real Property or (ii) cause any Existing Survey to be updated or recertified (such new surveys or updated or recertified surveys, the “Survey Updates”).  Prior to the Effective Date, Purchaser has delivered a copy of the Survey Updates that Purchaser has received as of the Effective Date pursuant to an email from Lauren Swanson on June 13, 2018 (received at 6:47 p.m. Pacific time) sharing a ShareFile datasite folder.  Purchaser understands and acknowledges that if Purchaser elects to obtain any additional Survey Updates, the completion and/or delivery of any Survey Update shall not be a condition precedent to any Closing and any objections with respect thereto shall be made in accordance with Section 4.2.3.  Notwithstanding the foregoing, Purchaser further acknowledges that no Seller makes any representations or warranties, and no Seller shall have any responsibility, with respect to the completeness of the Title Documents made available to Purchaser by Title Company.

4.2.2Title Review and Cure.  Prior to the expiration of the Title Review Period, Purchaser has been given the right to disapprove of the condition of title to any Real Property and any matter disclosed in any Title Commitment or shown on any Existing Survey or Survey Update (any such disapproved condition or matter, an “Objection”).  On June 13, 2018 Purchaser delivered to Sellers and Escrow Agent a written notice with respect to all Properties ("Purchaser's Title Notice") of Purchaser's Objections, which Purchaser’s Title Notice specifies in reasonable detail Purchaser’s specific Objections and to which Property such Objections relate, together with any actions requested of Sellers with regard to curing the same, and includes copies of any applicable Title Commitment, Title Document and Survey Update.  Any matter contained in the Title Commitments or shown on the Existing Surveys or Survey Updates to which Purchaser did not previously deliver a Purchaser's Title Notice are hereby deemed Permitted Exceptions.  In response to Purchaser’s Title Notice, Sellers have elected not to remove or cure any of the Objections (other than Mandatory Title Cure Items as to which Sellers must cure) raised in Purchaser’s Title Notice (which election shall constitute, a "Seller’s Title Notice") .  Purchaser acknowledges and agrees that any Mandatory Title Cure Items shall be deemed cured and removed to the extent that Sellers cause such exception to be removed from record or affirmatively insured or bonded over.  Purchaser has accepted Seller’s Title Notice and is deemed to have waived its prior Objections, and shall proceed to the Closing and accept title to each of the Properties in which event each of such Objections shall become Permitted Exceptions.  Notwithstanding anything to the contrary elsewhere in this Agreement, Sellers, at Sellers’ sole cost and expense, shall be obligated to cure and remove of record the following matters (collectively, the “Mandatory Title Cure Items”): (i) liens for any assignment of leases and rents, financing statements, any deeds of trust, trust deed, mortgage or other financing lien to the extent entered into or created by the applicable Seller (but, with respect to the Pool B Properties, subject to the receipt of the Pool B Lender Consent described in Section 6.2.3), (ii) any judgment liens arising by or through Sellers, U.S. tax liens arising by or through the applicable Seller, real property tax liens (except for any taxes not yet due and payable), or broker liens affecting title to a Property arising by or through the applicable Seller, (iii) mechanic’s liens or materialman’s liens for work performed for, or authorized by, the applicable Seller, and (iv) any other encumbrances caused or created by the applicable Seller after the effective date of the Title Commitments without Purchaser's consent (in Purchaser’s sole and absolute discretion).

4.2.3Updates to Title.  Notwithstanding the foregoing to the contrary, if at any time after the effective date of the Title Commitments Title Company amends or updates the Title Commitments or a surveyor amends or updates any Survey Update (other than any amendment or update relating to items arising solely out of the acts or omissions of Purchaser or its agents, partners, affiliates, successors, assigns, employees or its agents, contractors or subcontractors (each, a "Title Update"), Purchaser shall promptly deliver (or cause Title Company to deliver) a copy of the Title Update to Sellers received by Purchaser.  As to any Title Update that first discloses any additional item, in each case to the extent not previously disclosed in the Title Commitment or any prior Title Update (or any prior Survey Update or Existing Survey) (a “New Exception”), Purchaser shall have five (5) business days after Purchaser's receipt of such Title Update to review and approve or disapprove of the New Exception upon the same terms and conditions provided above in Section 4.2.2 in connection with the Title Commitments, and Sellers shall have the option, but not the obligation (other than with respect to any Mandatory Title Cure Items, which Sellers much discharge of record), to elect (silence being deemed Seller did not elect to cure or eliminate), within five (5) business days of Purchaser’s objections, to eliminate or cure any such objections to the New Exception upon the same terms and conditions provided above in Section 4.2.2; it being acknowledged, however, that only if Sellers are unable or unwilling to satisfy Purchaser’s objections to any New Exception, then Purchaser shall have the right, at Purchaser’s option, via delivery of written notice thereof to Sellers (each such notice, also a “Seller’s Updated Title Notice”), within five (5) business days of the applicable Seller’s response to either (i) waive the unsatisfied objections to the New Exception, in which event those unsatisfied objections shall become Permitted Exceptions, or (ii) subject to the limitations set forth in the last paragraph of Section 7.6.1.1, terminate this Agreement with respect to the Property to which such New Exception applies, in which event such Property shall be deemed a Withdrawn Property (without the need for Purchaser to send a Withdrawn Property Notice and Sellers shall not be afforded the right to elect the Cure Option) and this Agreement shall terminate with respect to such Property in accordance with Section 7.6.2.  Upon such termination, promptly following the written request of the applicable Seller or Sellers’ Agent, Purchaser shall promptly either destroy (and certify as to the destruction) or return the Property Information applicable to such Withdrawn Property to such Seller or Sellers’ Agent in accordance with and subject to Section 4.6, and shall deliver to the applicable Seller or Sellers’ Agent, only to the extent requested by the applicable Seller or Sellers’ Agent, all Work Product with respect to such Withdrawn Property in accordance with and subject to Section 12.3, and, except for those provisions of this Agreement that expressly survive the termination of this Agreement as to such Withdrawn Property(ies), the parties hereto shall have no further obligations hereunder with respect to such Withdrawn Property.  If Purchaser does not give written notice of its objection to any New Exception within said five (5) business day period, or notice of its election to terminate this Agreement with respect to such Property within five (5) business days after receipt of Sellers’ response, if any, thereto, Purchaser shall be deemed to have approved the New Exception.  Sellers and Purchaser hereby agree that, if necessary, the applicable Closing Date shall be extended on a day-by-day basis to provide sufficient time for the time periods set forth in this Section 4.2.3 to run.

4.2.4Delivery of Title Policies at Closing.  At each Closing, Title Company shall issue and deliver to Purchaser, or shall irrevocably (subject to payment of premiums) commit to issue and deliver to Purchaser, (i) with respect to each Real Property (other than the Dallas SSA Real Property) which is the subject of such Closing, an ALTA Owner's Policy of Title Insurance with extended coverage, and (ii) with respect to the Dallas SSA Real Property if it is the subject of such Closing, a Texas Owner’s Policy of Title Insurance (Form T-1), in each case (x) with standard printed exceptions deleted if removable by Sellers’ delivery of an owner’s affidavit in accordance with Section 7.1.1.10 and (y) in the amount of the applicable Purchase Price set forth on Schedule 1 for such Real Property, insuring Purchaser as owner of fee simple title to such Real Property subject only to the Permitted Exceptions (the "Title Policies").  For purposes of this Agreement, "Permitted Exceptions" shall mean and include with respect to any Real Property (a) any lien of real estate taxes and water and sewer charges, including ad valorem taxes, special district assessments and special assessments, payable to the applicable taxing authority not yet due and payable as of the applicable Closing Date (subject to adjustment as herein provided), (b) any matters affecting such Real Property which are created by or with the consent of Purchaser or otherwise caused by the actions of Purchaser, (c) the rights of the tenants, as tenants only, under the Leases affecting such Real Property, (d) variations between tax lot lines and lines of record title; (e) sales, leases, reservations or other conveyances of minerals, including oil, gas, coal, sand and gravel in, on and under the Property by prior owners, and all rights related thereto, (f) all exceptions disclosed by any Title Commitment, Title Update, and/or shown on an Existing Survey and/or Survey Update relating to such Real Property and which are approved or deemed approved by Purchaser in accordance with Section 4.2.2 and/or Section 4.2.3, and (g) all applicable present and future laws, restrictions, ordinances, rules and governmental regulations (including without limitation those relating to building, zoning and land use and/or other restrictions) affecting the development, use, occupancy or enjoyment of all or any portion of such Real Property.  At its option, Purchaser may direct Title Company to issue title insurance endorsements if Purchaser pays for the extra cost of such additional endorsements; provided that Title Company's failure to issue such additional endorsements shall not affect Purchaser's obligations under this Agreement.  For the avoidance of doubt, any matter (other than Mandatory Title Cure Items) which is disclosed in the Title Commitments, the Title Updates, the Existing Surveys or the Survey Updates and not disapproved by Purchaser in Purchaser’s Title Notice (or disapproved by Purchaser in Purchaser’s Title Notice and thereafter removed, cured, or insured over, or deemed waived and approved in accordance with the foregoing provisions of this Section 4.2) shall be deemed to be a Permitted Exception hereunder and Purchaser shall not have the right to terminate this Agreement in its entirety or with respect to any Property on account of such matter.

4.3.Inspections; Inspection Period.  This Agreement supersedes in its entirety that certain Pre-Contract Access and Right of Entry Agreement dated as of May 3, 2018 by and between Sellers and Purchaser, which is hereby terminated and of no force and effect (except with respect to those provisions that survive termination, including without limitation any indemnities and confidentiality provisions).

4.3.1.1Commencing from the Effective Date and continuing until the termination of this Agreement, Purchaser, its agents, representatives, consultants, contractors, invitees and employees (all of the foregoing, including Purchaser, “Purchaser’s Agents”) shall have a limited license (the "License") to enter upon the Properties during normal business hours for the purpose of making non-invasive inspections of the Properties (the “Inspections”) at Purchaser's sole risk, cost and expense.   Subject to Section 4.3.1.4, Purchaser’s obligations in this Agreement shall not be limited or otherwise affected as a result of any fact, circumstance or other matter of any kind discovered in connection with any such inspection, access or otherwise; it being agreed that Sellers are permitting Purchaser’s Agents such right of inspection and access as a courtesy to Purchaser. In conducting the Inspections at the Properties or otherwise accessing any of the Properties pursuant to the License, Purchaser shall, and shall instruct all other Purchaser’s Agents to, at all times comply with all applicable laws and regulations of all applicable governmental authorities, and neither Purchaser nor any other Purchaser’s Agents shall unreasonably interfere with the business of Sellers conducted at the Properties or unreasonably disturb the use or occupancy of any tenant or occupant of any of the Properties, or damage any of the Properties.  Purchaser shall be responsible for any breach by any Purchaser’s Agents of Purchaser’s obligations under this Agreement.

4.3.1.2Prior to performing any Inspection at any Property, Purchaser (or with respect to (ii)(1) and (ii)(2) below, Easterly Government Properties Services LLC (its affiliate)) shall deliver to the applicable Seller on its own behalf and shall cause any Purchaser’s Agents that are performing any inspections to deliver to the applicable Seller on each of their behalves, in all cases at Purchaser’s Agents’ sole cost and expense, a certificate of insurance from an insurer reasonably satisfactory to the applicable Seller evidencing that such Licensee has in place primary and noncontributory (i) commercial general liability insurance on an occurrence form for bodily injury and property damage in an amount at least equal to $1,000,000 for each occurrence and $2,000,000 in the aggregate, from an insurance company authorized to do business in the State the applicable Property is located and having a “Best’s Rating” of at least “A -” with a Financial Size Category of at least “Class VII;”, (ii) (1) workers' compensation insurance at statutory limits with a waiver of subrogation in favor of the applicable Seller and any other entities required by such Seller, and (2) employer’s liability insurance of at least $1,000,000 for bodily injury by accident and disease for each accident; and (iii) automobile liability insurance of an amount at least equal to $1,000,000 for each accident for bodily injury and property damage with coverage for owned, hired and non-owned vehicles used by Purchaser and/or such Licensees at such Property.  All such certificates of insurance shall name the Sellers and Saban Real Estate LLC (“Sellers’ Agent”) as endorsed additional insureds and shall otherwise be in compliance with the coverages and conditions set forth above.

4.3.1.3All of such entries upon the Properties by Purchaser and/or Purchaser’s Agents shall be at reasonable times during normal business hours and after at least 48 hours prior notice to Sellers’ Agent and in all cases subject to (x) existing tenant rights under Seller leases and (y) any notice and security requirements applicable to the respective tenants, and such Sellers and/or Sellers' representatives and/or agents shall have the right to accompany Purchaser and/or other Purchaser’s Agents at all times during the Inspections performed at the Properties.  All requests by Purchaser for access to the Properties or notices to Sellers’ Agent which are required under this Section 4.3.1.3 shall be delivered in writing at least 48 hours in advance (which requests/notices may be given by email only to dgoldstone@saban.com, with a copy to bhsu@saban.com, sanderson@saban.com and phan@saban.com), and all Inspections shall be coordinated with Sellers’ Agent.  Notwithstanding anything stated to the contrary herein, all entries by Purchaser and Purchaser’s Agents to the Properties shall be subject to the applicable Seller’s requirements, including safety, notice and/or security guidelines, and Purchaser shall, and shall instruct all of Purchaser’s Agents to, comply with such requirements.  Purchaser shall not interview any tenants physically occupying any of the Properties regarding the Properties without first notifying Sellers’ Agent and in all cases affording Sellers’ Agent the opportunity to be present during such interview.

4.3.1.4Purchaser, at Purchaser’s sole cost and expense, shall (i) promptly repair and restore in a good workmanlike manner any damage or material disturbance to any of the Properties caused by Purchaser and/or Purchaser’s Agents to substantially the same condition as existed before the Inspection and (ii) keep the Properties free and clear of any mechanic’s liens or materialmen’s liens.  All inspection fees, appraisal fees, engineering fees and other costs and expenses of any kind incurred by any Purchaser or Purchaser’s Agents relating to any Inspection or other access of the Properties shall be at the sole cost and expense of Purchaser.    Purchaser shall defend, indemnify and hold harmless (i) each Seller, (ii) such Seller’s respective direct and indirect owners, members and partners and (iii) each of the foregoing (i) and (ii)’s respective subsidiaries, sister companies, affiliates (including Sellers’ Agent), officers, directors, representatives, agents, consultants, tenants and employees (each of (i), (ii) and (iii), “Seller Indemnified Parties”) from and against any and all losses, costs, expenses and damages of any kind or nature, claims, demands, actions, causes of action, assessments, liabilities, interest, and/or penalties (collectively, “Losses”), including but not limited to, mechanic's and materialmen's liens, other encumbrances, and reasonable attorneys' fees, incurred by any Seller Indemnified Party resulting from personal injury or property damage suffered, incurred or sustained by any of the Seller Indemnified Parties to the extent arising out of or resulting from the Inspections but excluding any Losses arising (A) from Purchaser's or Purchaser’s Agent’s discovery of pre-existing conditions at the Properties except to the extent such pre-existing conditions are exacerbated by Purchaser or Purchaser’s Agents, and (B) from the gross negligence or willful misconduct of any Seller Indemnified Party, and in no event shall Purchaser,  Purchaser’s Agents, Sellers, and/or Sellers’ Agent be liable for any punitive damages (except to the extent arising from any third party claims).  Purchaser’s right to access the Properties shall be deemed revoked upon termination of this Agreement and Purchaser’s right to access any Withdrawn Property shall be deemed revoked upon termination of this Agreement as to such Withdrawn Property.  The indemnity provisions of this Section 4.3.1.4 shall survive the Closing or any earlier termination of this Agreement (whether in its entirety or as to one or more Withdrawn Properties).

4.3.2Environmental Inspections.  The Inspections under Section 4.3.1 may include non-invasive Phase I environmental inspections of the Properties.  Notwithstanding anything else contained in this Agreement, (x) no Phase II environmental inspections or other invasive inspections or sampling of soil or materials, including without limitation construction materials, either as part of the Phase I inspections or any other inspections and (y) no borings, drillings, invasive, intrusive or destructive testing, shall be performed in, on, about or with respect to any of the Properties without the prior written consent of Sellers’ Agent, which may be withheld in its sole and absolute discretion, and if consented to by Sellers’ Agent, the proposed scope of work and the party who will perform the work shall be subject to such Sellers’ Agent’s review and approval, and in all cases, Purchaser shall be obligated to repair or restore any damage to the extent resulting from any such test or inspection as provided above.

4.3.3Expiration of Inspection Period.  Purchaser acknowledges and agrees that the Inspection Period and Title Review Period have expired and, accordingly, Purchaser is hereby deemed to be satisfied with all aspects of all the Properties, including without limitation, the condition and suitability of all the Properties for Purchaser's intended use, and Purchaser shall be obligated to acquire each of the Properties in accordance with, and subject to, the provisions of this Agreement, including Section 4.2.3.

4.4.Contracts.  At each Closing, Purchaser shall assume each applicable Seller’s obligations arising from and after the applicable Closing Date, under the Assumed Contracts at each applicable Property; provided, however, notwithstanding anything stated to the contrary herein, Purchaser shall not be obligated to assume any of Sellers' obligations under, and Sellers shall terminate, effective as of the applicable Closing Date, (i) the property management agreement relative to such applicable Properties to which any Seller is a party and (ii) all Contracts that are not Assumed Contracts.

4.5.Confidentiality.  The Property Information and all other information (other than matters of public record, matters known by any Purchaser Party prior to its disclosure by Sellers or Sellers’ Agent or inspection of the Properties, matters independently developed without the benefit of confidential information delivered by Sellers or Sellers’ Agent or matters generally known to the public) relating to the Properties or any Seller that is furnished to, or obtained through the Inspections by Purchaser, Purchaser’s Agents, or their affiliates, lenders, employees, attorneys, accountants, consultants, contractors and other professionals or agents (including without limitation any third party reports) (Purchaser, Purchaser’s Agents and such other parties referred to herein as the "Purchaser Parties"), will be treated by the Purchaser Parties as strictly confidential, and will not be disclosed to anyone except to Purchaser Parties who in all cases have been instructed by Purchaser to maintain the confidentiality of such information, and upon the request of Sellers’ Agent (as to any Property, unless the Closing has occurred with respect thereto) will be either returned to Sellers or Sellers’ Agent or destroyed by Purchaser in accordance with and subject to the provisions of Section 4.6.  Purchaser shall be responsible for any breach by any Purchaser Parties of Purchaser’s obligations under this Section 4.5.  The terms and provisions of this Section 4.5 shall survive the Closing or earlier termination of this Agreement.

4.6.Purchaser’s Return or Destruction of Property Information.  In the event of a termination of this Agreement for any reason (whether in its entirety or as to one or more Withdrawn Properties), promptly following the written request of any Seller or Sellers’ Agent, Purchaser shall either return or destroy (and certify as to the destruction) all materials and information (including, without limitation, the Property Information) given to it by Sellers’ Agent, Sellers or Sellers' consultants during pendency of this Agreement, provided, however, that Purchaser Parties may retain electronic and other copies of such materials and information to the extent necessary to comply with their respective internal record retention policies and as may be required by applicable law.  The terms and provisions of this Section 4.6 shall survive the Closing or earlier termination of this Agreement (whether in its entirety or as to one or more Withdrawn Properties).

4.7.Public Announcements.  Prior to each Closing, Sellers and Purchaser agree, and Sellers and Purchaser shall cause their respective affiliates, not to make any public announcements or public disclosures or communicate with any media (each a “Public Disclosure”) with respect to the Properties that are the subject of such Closing and or the terms of this Agreement relating to such Properties without the prior written consent of the other party.  In addition following each Closing hereunder, neither party shall make (and shall cause their affiliates to not make) any Public Disclosure regarding the sale and Purchase of the Properties that are the subject of such Closing unless such Public Disclosure has received the prior written approval of the other party.  The provisions of this Section 4.7 shall survive Closing or the earlier termination of this Agreement (whether in its entirety or as to one or more Withdrawn Properties).

4.8.Permitted Disclosures.  Notwithstanding the foregoing, nothing set forth in Section 4.5 and Section 4.7 shall preclude or be deemed to preclude a party or its affiliates from making (and a party may make) disclosures pursuant to any regulatory authority, law, court order, regulation, or stock exchange rule, in connection with any subpoena served upon such party, or in connection with any debt or equity financing obtained to facilitate the transactions contemplated by this Agreement; provided Purchaser or Sellers, as applicable, shall provide the other with written notice before making any such disclosure and shall not disclose any information that would constitute a breach of any Lease.  Purchaser shall be responsible for any breach by any Purchaser Parties of Purchaser’s obligations under this Section 4.5.  The terms and provisions of this Section 4.8 shall survive the Closing and, as to claims relating to breaches hereof prior to termination, any earlier termination of this Agreement (whether in its entirety or as to one or more Withdrawn Properties).

5.OPERATIONS AND RISK OF LOSS.

5.1.Ongoing Operations.  From the Effective Date until the applicable Closing with respect to a Property or earlier termination of this Agreement or termination of this Agreement with respect to such Property, but subject to the limitations set forth below, each Seller shall use commercially reasonable efforts to (1) operate and maintain the Property owned by such Seller substantially in the same manner as it did before the Effective Date, (2) not directly or indirectly negotiate with any third party respecting the sale of any Property or all Properties, or in each case, any portion thereof or interest therein (provided that (x) transfers of non-controlling upper-tier interests by, between or among direct and/or indirect owners and their affiliates and/or (y) transfers of controlling upper tier interests by, between or among one or more Saban family members, entities owned or controlled by one or more Saban family members and trusts for the benefit of one or more Saban family members shall not be prohibited and provided further that transfers of the Charleston SSA Property to the GSA pursuant to the right of first refusal described in Section 8.7.2 shall not be prohibited), and (3) continue to maintain such all-risk fire and extended coverage insurance policy or policies covering a Property, substantially as are in force and effect on the Effective Date.

5.2.Contracts.  Seller shall not amend, modify, extend, cancel or terminate any Contract or enter into any new contract with respect to a Property or any portion thereof (except for contracts entered into by or on behalf of a Seller in the ordinary course of business that are terminable without cause, termination fee or penalty on not more than 30-days' notice), without the prior consent of Purchaser, in Purchaser’s sole discretion.  Each Seller shall notify Purchaser of such Seller’s intent to take any of the foregoing actions set forth in this Section 5.2.  If Purchaser under this Section 5.2 neither approves or disapproves such action within five (5) business days of receipt of notice of the same, Purchaser shall be deemed to have approved such action); provided, however, notwithstanding anything stated to the contrary herein, each Seller may, at any time without Purchaser's consent, enter into (i) any contract required for such Seller to comply with certain terms and provisions contained in any Lease, (ii) any contract necessary for health and/or safety reasons relating to the Property owned by such Seller, or (iii) any contract necessary for the maintenance of such Real Property or for any emergency repair or repairs; provided that in each case, unless Purchaser expressly agrees to assume such Contract, Seller shall terminate such Contract effective as of or prior to applicable the Closing Date and any charges accruing thereunder on or after the applicable Closing Date and through the date of actual termination (including any termination fee or penalty) shall be the responsibility of such Seller.

5.3.Leases.  No Seller shall (i) enter into any new Lease or license affecting the Real Property owned by such Seller, or any portion thereof, or (ii) terminate, amend, or cancel, renew, or extend any existing Lease (all such activity in the foregoing clauses (i)–(ii) hereinafter referred to as “Leasing Activity”), in each case, without the prior consent of Purchaser, in Purchaser’s sole discretion.  Seller shall notify Purchaser of its intent to do any Leasing Activity, which notice shall include the material terms of the proposed Leasing Activity (including all economic terms thereof) and if Purchaser neither approves or disapproves of such Leasing Activity within five (5) business days of receipt of notice of the same, Purchaser shall be deemed to have approved such Leasing Activity); provided, however, notwithstanding anything stated to the contrary herein, each Seller may, at any time without Purchaser's consent, enter into any amendment to a Lease memorializing existing renewal, contraction, or expansion rights in favor of a Tenant that are expressly set forth in such Tenant’s existing Lease, provided that if there are any economic or other material terms that must be established in connection with such renewal or expansion, same shall be subject to Purchaser’s consent.  In the event that any Seller enters into a new Lease or an amendment providing for an extension, expansion, leasehold improvements to be completed by the landlord under the Lease or any allowance payable to the tenant thereunder, provided that Purchaser has not objected to the execution of such Lease or amendment pursuant to the terms hereof, Purchaser shall be responsible for the payment of all such leasing commissions and allowances and the cost of all improvements contemplated thereby (and, to the extent that Sellers incur any of such payments or costs prior to a Closing, Sellers shall receive a credit in respect of such amounts at such Closing).

5.4.Existing Contracts.  On or before 5:00 P.M. (Pacific time) on June 22, 2018, Purchaser shall notify Sellers in writing of the Contracts that Purchaser wishes to assume at each applicable Closing (together with any Contracts entered into with Purchaser’s consent or deemed to consent in accordance with Section 5.2 or that Purchaser expressly elects to assume if entered into without Purchaser’s consent or deemed consent, and the Construction Contracts (as hereinafter defined), collectively, the “Assumed Contracts”); provided that Purchaser shall be obligated to assume all Contracts that cannot be terminated on less than thirty (30) days’ notice without the payment of a fee or penalty (each of which shall also constitute Assumed Contracts).  Failure to timely deliver such notice shall constitute Purchaser's binding election to assume all Contracts.  Notice of termination of all such Contracts not assumed by Purchaser shall be given by the applicable Seller effective as of or prior to the Closing Date and any charges accruing thereunder or under any Contracts not disclosed on Exhibits D-1 through D-14 (unless Purchaser has elected to assume the same) on or after the Closing Date and through the date of actual termination shall be the responsibility of Sellers (including any termination fee or penalty).  Notwithstanding the foregoing, on or prior to the Closing, each Seller shall terminate the existing property management agreement that such Seller has entered into relating to the management and leasing of its respective Property.

5.5.Damage or Condemnation.  Subject to the terms hereof, risk of loss resulting from any condemnation or eminent domain proceeding which is commenced or has been threatened against any Real Property before the applicable Closing, and risk of loss to such Real Property due to fire, flood or any other cause before the applicable Closing, shall remain with the Seller that owns such Real Property.  If before the applicable Closing for any Real Property, there is “Major” (as defined below) loss or damage to such Property, then, the applicable Seller shall give prompt written notice thereof to Purchaser (which notice shall include the cost to repair and restore the Property as determined by an architect or engineer selected by the applicable Seller and reasonably approved by Purchaser), and Purchaser must elect to either (a) deliver a Withdrawn Property Notice with respect to such Property (in which event Section 7.6 shall apply), or (b) acquire such Property (subject to the satisfaction of all applicable closing conditions) in the case of (a) or (b) by delivering written notice of such election to the applicable Seller on or before five (5) business days after receipt of notice from the applicable Seller of such damage or taking, and the applicable Closing Date shall be extended as necessary to allow for such time period to elapse.  Failure to deliver notice within the aforesaid time period shall be deemed an election by Purchaser to acquire such Property.  If (x) no such election is made, or (y) Purchaser elects to acquire such Property, or (z) the loss or damage to such Property is not “Major”, then this Agreement shall remain in full force and effect, the purchase of such affected Property contemplated herein, less any interest taken by eminent domain or condemnation, shall be effected with no further adjustment, and at the Closing, the applicable Seller shall assign, transfer and set over to Purchaser its right, title and interest in and to any awards that have been or that may thereafter be made for such taking, and any insurance claims and proceeds that may thereafter be made for such damage or destruction and Purchaser shall receive a credit at the Closing in the amount of any deductible or co-payments under the applicable insurance policy of such Seller.

5.6.Major Loss or Damage. For purposes of this Section 5.6, the phrase(s), with respect to any Property, "Major" loss or damage shall mean the following: (a) damage by casualty or loss due to a condemnation that entitles GSA to terminate its respective Government Lease pursuant to the terms thereof, (b) any loss due to a condemnation which permanently and materially impairs the current use of or access to such Property, (c) loss or damage to such Property such that the cost of repairing or restoring the Property to substantially the same condition which existed prior to the event of damage would be, in the opinion of an architect or engineer selected by the applicable Seller and reasonably approved by Purchaser, equal to, or greater than 5% of the Purchase Price allocated to such Property on Schedule 1, (d) damage by casualty or any loss due to a condemnation to a Property following which the applicable Seller’s lender requires any insurance proceeds or condemnation awards be applied to any loan secured by such Property and not made available for restoration of such damage or loss, unless in either case the applicable Seller, in its sole and absolute discretion, provides Purchaser with a credit at Closing for the full amount of the loss or the condemnation award applied by such lender as applicable, and/or (e) any damage by casualty that is underinsured or uninsured, unless in either case the applicable Seller, in its sole and absolute discretion, provides Purchaser with a credit at Closing for the uninsured or underinsured amounts.

6.CONDITIONS TO PURCHASER'S AND SELLERS' OBLIGATIONS.

6.1.Conditions to Purchaser's Obligations.  Each Closing, and Purchaser's obligation to consummate the transactions contemplated by this Agreement in connection therewith, are subject to the satisfaction of the following conditions for Purchaser's benefit (or Purchaser's waiver thereof, it being agreed that Purchaser may waive any or all of such conditions) on or prior to the applicable Closing Date as to the Properties that are the subject of such Closing:

6.1.1All of Sellers’ representations and warranties contained herein shall be true and correct in all material respects as of the applicable Closing Date as to the Sellers and Properties that are the subject of such Closing (except with respect to a Withdrawn Property or a Property subject to a Withdrawn Property Notice) as if such representations and warranties were made as of the applicable Closing Date (or if such representation and warranty is made as of a certain date, all of such representations and warranties shall be true and correct in all material respects as of such date).  Notwithstanding anything to the contrary in this Agreement, no Seller shall make any representations or warranties with respect to any Withdrawn Property or any Property subject to a Withdrawn Property Notice at the Closing (unless a Correctible Condition with respect to such Property is cured by Seller in accordance with Section 7.6.1.1 and such Property is no longer a Withdrawn Property and is scheduled to close in such Closing), nor are any representations or warranties with respect to any Withdrawn Properties or Property subject to a Withdrawn Property Notice set forth in this Agreement or any Sellers' Closing Documents conditions to any Closing (unless a Correctible Condition with respect to such Property is cured by Seller in accordance with Section 7.6.1.1 and such Property is no longer a Withdrawn Property and is scheduled to close in such Closing).

6.1.2As of the applicable Closing Date, Sellers shall have performed their obligations hereunder in all material respects as to the Properties that are the subject of such Closing and all Sellers' Closing Documents with respect to each such Property shall have been delivered, subject to the provisions of Section 7.6;

6.1.3As of the applicable Closing Date, with respect to the Properties that are subject to such Closing, the applicable Government Leases shall be in full force and effect (unless GSA has exercised a termination right provided for in such GSA’s Government Lease), provided that Seller’s failure to satisfy the condition in this Section 6.1.3 shall only constitute the non-fulfillment of the condition and the same shall in no event be deemed a default by any Seller under this Agreement unless and to the extent that such failed condition is by reason of Sellers’ breach of an express provision of this Agreement;

6.1.4Sellers shall have delivered no later than the three (3) Business Days prior to the applicable Closing Date, a Tenant Estoppel on an Approved Form of Estoppel Certificate (i) for each Government Lease executed by the Government, and (ii) executed by Tenants under Leases that are not Government Leases occupying at least seventy percent (70%) of the rented square footage of each of the respective applicable Improvements (excluding the rentable square footage in such Improvements leased pursuant to Government Leases) (collectively, the “Estoppel Requirement”); provided that (a) a Seller’s failure to satisfy the Estoppel Requirement shall only constitute the non-fulfillment of the condition set forth in this Section 6.1.4 and the same shall in no event be deemed a default by any Seller under this Agreement, and (b) in no event shall a Tenant Estoppel be required to be obtained with respect to the Tenants listed on Schedule 6.1.4 in order to satisfy the Estoppel Requirement (even if such exclusion eliminates the requirement for all non-GSA Tenant Estoppels as to a Property);

6.1.5Such Closing shall not occur after the Outside Closing Date;

6.1.6Title Company is irrevocably committed (subject to payment of premiums) to issue the applicable Title Policies provided that Seller’s failure to satisfy the condition in this Section 6.1.6 shall only constitute the non-fulfillment of the condition and the same shall in no event be deemed a default by any Seller under this Agreement unless and to the extent that such failed condition is by reason of Sellers’ breach of an express provision of this Agreement;

6.1.7No claim, action, suit, proceeding, inquiry, investigation or arbitration by or before any governmental, regulatory, administrative, judicial or arbitral body (an “Action”) shall be pending (other than any Action by Purchaser or any of its affiliates) that would materially and adversely affect any Seller’s ability to consummate the transactions contemplated by this Agreement or otherwise enjoin or prohibit the consummation of the transactions contemplated by this Agreement; and

6.1.8There shall not have been more than two (2) Withdrawn Property Notices delivered or two (2) Properties which have become Withdrawn Properties pursuant to the terms of this Agreement; provided, however, (a) the Pool B Properties which are deemed to be Withdrawn Properties pursuant to the terms of Section 6.2.3, (b) the Intentional Breach Properties, and (c) the Charleston SSA Property if the GSA elects to purchase such Property pursuant to the GSA’s right of first refusal or GSA does not approve Purchaser as the purchaser of the Charleston SSA Property, shall not count towards such two (2) Withdrawn Property limit.

Notwithstanding the failure of any condition set forth herein, if any Closing occurs, there shall be no liability on the part of any Seller for breaches of covenants, representations and warranties of which Purchaser had actual knowledge as of such Closing, and any such breaches shall be deemed waived by Purchaser.

6.2.Conditions to Sellers' Obligations.  Each Closing, and Sellers' obligations to consummate the transactions contemplated by this Agreement in connection therewith, are subject to the satisfaction of the following conditions for Sellers' benefit (or Sellers' waiver thereof, it being agreed that Sellers may waive any or all of such conditions) on or prior to the applicable Closing Date as to the Properties that are the subject of such Closing:

6.2.1All of Purchaser's representations and warranties contained herein shall be true and correct in all material respects as of the applicable Closing Date as if such representations and warranties were made as of the applicable Closing Date;

6.2.2As of the applicable Closing Date, Purchaser shall have performed each of its obligations hereunder in all material respects and all Purchaser Closing Documents and Purchase Price with respect to each Property that is the subject of such Closing shall have been delivered in accordance with Sections 3.2.3 and 7.1.2.1, subject to the provisions of Section 7.6;

6.2.3For any Closing with respect to any of the Pool B Properties, solely with respect to the Pool B Properties (and without, on its own, impacting the Closing of any other Properties) Pool B Lender shall have consented to the same and shall have provided releases with respect to the Properties that secure such Pool B Properties and provided such other releases satisfactory to Sellers (and, to the extent required by Title Company in order to remove mortgage liens relating to the Pool B Properties, Title Company) with respect thereto (“Pool B Lender Consent”); provided that failure to obtain the same shall (i) in no event be deemed a default by any Seller under this Agreement, (ii) constitute the failure of a condition precedent to the sale of any Property that is not a Pool B Property; and (iii) render the Pool B Properties for which Pool B Lender Consent was not obtained as Withdrawn Properties (but which Pool B Properties shall not count towards the two (2) Withdrawn Property limit in this Agreement);

6.2.4Such Closing shall not occur after the Outside Closing Date;

6.2.5No Action shall be pending (other than any Action by any Sellers or any of their affiliates) that would materially and adversely affect any Purchaser’s ability to consummate the transactions contemplated by this Agreement or otherwise enjoin or prohibit the consummation of the transactions contemplated by this Agreement; and

6.2.6There shall not have been more than two (2) Withdrawn Property Notices delivered or two (2) Properties which have become Withdrawn Properties pursuant to the terms of this Agreement; provided, however, that (a) the Pool B Properties which are deemed to be Withdrawn Properties pursuant to the terms of Section 6.2.3, (b) the Intentional Breach Properties, and (c) the Charleston SSA Property if the GSA elects to purchase such Property pursuant to the GSA’s right of first refusal or GSA does not approve Purchaser as the purchaser of the Charleston SSA Property, shall not count towards such two (2) Withdrawn Property limit.

7.CLOSING.  The closing and consummation of the transactions contemplated by this Agreement, to occur in one or more tranches, as provided in this Agreement (each, a "Closing") shall occur through escrow with Escrow Agent on the applicable Closing Date.  Any delayed Closing with respect to a Property pursuant to Section 7.6, shall also constitute a Closing, subject to the provisions of Section 7.6.  Each Closing shall occur in accordance with the following provisions.

7.1.Sellers' and Purchaser's Deliveries.

7.1.1Sellers' Deliveries.  On or before the applicable Closing Date (provided that for any Closing as to which a defeasance is to occur, deliveries shall be made at least two (2) business days prior to the Closing Date) each applicable Seller shall deliver in escrow to Escrow Agent the following with respect to each Property that is the subject of the Closing (collectively, the "Sellers' Closing Documents"):

7.1.1.1Deed.  A deed (a “Deed”) in substantially the applicable form set forth in Exhibits L-1 through L-11, duly executed and acknowledged by such Seller, conveying to Purchaser or a Purchaser Designee title to the applicable Real Property, subject to the Permitted Exceptions.

7.1.1.2Assignment of Leases and Contracts and Bill of Sale.  An Assignment of Leases and Contracts and Bill of Sale (the "Assignments of Leases and Contracts and Bill of Sale") in the form of Exhibit F attached hereto, executed by such Seller.

7.1.1.3State Law Disclosures.  Such disclosures and reports and other filings and affidavits as are required by applicable state and local law in connection with the conveyance of such Real Property.

7.1.1.4FIRPTA.  A Foreign Investment in Real Property Tax Act affidavit executed by such Seller substantially in the form of Exhibit G attached hereto.

7.1.1.5Rent Roll.   A copy of a current rent roll prepared, or caused to be prepared by, the applicable Seller in the ordinary course of business.

7.1.1.6Seller’s Certificate.  A certificate, dated as of the applicable Closing Date, stating that all of Seller’s representations and warranties contained in Section 8.1 hereof are true and correct in all material respects as of the applicable Closing Date as if such representations and warranties were made as of the applicable Closing Date (or if such representation and warranty is made as of a certain date, that all of such representations and warranties shall be true and correct in all material respects as of such date).

7.1.1.7Novation Agreement.  With respect to the Government Leases, a novation agreement with respect to such Government Lease in the form of Exhibit H, or such other form as provided by GSA (the “Novation Agreement”) duly executed by the applicable Seller (provided that (a) the parties acknowledge that GSA will not have executed the same and (b) in the event that GSA modifies the executed form of Novation Agreement provided by a Seller in any manner, any such revisions shall be subject to the review and reasonable approval of such Seller prior to attaching such Seller’s signature page thereto).

7.1.1.8Tenant Estoppels.  All original Tenant Estoppels (or copies thereof) that the applicable Sellers have received, to the extent applicable to the Properties that are the subject of such Closing, and not previously delivered to Purchaser (for the avoidance of doubt, the foregoing does not expand the closing conditions in favor of Purchaser).

7.1.1.9Other Estoppels.  An original executed O’Hare Association Estoppel or Declaration Estoppel (or copies thereof) that the applicable Sellers have received, to the extent applicable to the Properties that are the subject of such Closing, and not previously delivered to Purchaser (for the avoidance of doubt, the foregoing does not expand the closing conditions in favor of Purchaser).

7.1.1.10Additional Documents.  Such evidence as Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller and any additional documents that Escrow Agent or Title Company may reasonably require for the proper consummation of the transactions contemplated by this Agreement and to issue the Title Policies including an owner’s affidavit in the form of Exhibit I attached hereto, duly executed by the applicable Seller.

7.1.2Purchaser's Deliveries.  On or before the applicable Closing Date  Purchaser shall deliver in escrow to Escrow Agent the following with respect to each Property that is the subject of such Closing (provided that for any Closing as to which a defeasance is to occur, the following documents shall be made at least two (2) business days prior to the applicable Closing Date):

7.1.2.1Purchase Price.  The Purchase Price due pursuant to Section 3.2.3 allocable to the Properties being purchased on the applicable Closing less the pro rata portion of the Earnest Money that is allocable to the Purchase Price therefor (and paid to the applicable Seller), plus or minus applicable prorations, deposited by Purchaser with Escrow Agent in immediate, same day federal funds wired for credit into Escrow Agent's escrow account no later than 11:00 a.m. (Pacific Time) on the business day prior to the applicable Closing Date.

7.1.2.2Assignment of Leases and Contracts and Bill of Sale.  The Assignments of Leases and Contracts and Bill of Sale executed by Purchaser or a Purchaser Designee.

7.1.2.3State Law Disclosures.  Such disclosures and reports and other filings and affidavits as are required by applicable state and local law to be executed by Purchaser or a Purchaser Designee in connection with the conveyance of the Real Properties.

7.1.2.4Novation Agreement.  With respect to the Government Leases, a Novation Agreement duly executed by the Purchaser or Purchaser’s Designee (provided that (a) the parties acknowledge that GSA will not have executed the same and (b) in the event that GSA modifies the executed form of Novation Agreement provided by a Purchaser in any manner, any such revisions shall be subject to the review and reasonable approval of Purchaser prior to attaching Purchaser’s  signature page thereto).

7.1.2.5Purchaser’s Certificate.  A certificate dated as of the applicable Closing Date stating that the representations and warranties of Purchaser contained in Section 8.2 hereof are true and correct in all material respects as of the applicable Closing Date.

7.1.2.6Additional Documents.  Such evidence as Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser and any additional documents that Escrow Agent or Title Company may reasonably require for the proper consummation of the transactions contemplated by this Agreement.  The documents listed in this Section 7.1 being collectively referred to herein as the “Purchaser Closing Documents”.

7.1.3Closing Statements/Escrow Fees; Tenant Notices.  Concurrently with each Closing, (i) Sellers and Purchaser shall deposit with Escrow Agent an executed closing statement consistent with this Agreement and mutually acceptable to the applicable Sellers and Purchaser in the form required by Escrow Agent, (ii) Sellers and Purchaser shall execute at such Closing and Purchaser shall deliver to each Tenant (other than Government Tenants and GSA) immediately after the Closing, tenant notices regarding the sale of the applicable Real Properties in substantially the form of Exhibit M-1 attached hereto, or such other form as may be required by applicable state law and (iii) Seller and Purchaser shall execute at such Closing and Purchaser shall deliver to each vendor under the Assumed Contracts promptly after the Closing, vendor notices regarding the sale of the applicable Real Properties in substantially the form of Exhibit M-2 attached hereto.

7.1.4Possession; Post-Closing Deliveries.  At each Closing, Seller shall deliver to Purchaser or a Purchaser Designee possession and occupancy of each applicable Property, subject only to the Permitted Exceptions and the rights of Tenants under their Leases.  Promptly following each Closing, to the extent in Sellers' possession or the possession of Sellers' property manager, Sellers shall deliver to Purchaser (or at Purchaser’s request, Purchaser’s property manager at the applicable Real Property):  the copies or the original applicable Leases, Assumed Contracts, Warranties and the other Intangible Property, if any, receipts for deposits; and all keys, if any, used in the operation of applicable Real Property applicable to such Closing.

7.2.Escrow Agent's Closing Obligations.  At each Closing, provided that the conditions set forth in Sections 6.1 and 6.2 or Section 7.6, as applicable, have been satisfied or waived, Escrow Agent shall take the following actions in the order indicated below with respect to each Property that is the subject of the Closing:

7.2.1With respect to all closing documents delivered to Escrow Agent hereunder, and to the extent necessary, Escrow Agent is authorized to insert into all blanks requiring the insertion of dates the applicable Closing Date or such other date as Escrow Agent may be instructed in writing by Sellers and Purchaser;

7.2.2Deliver to Sellers, by wire transfer of federal funds, the applicable Purchase Price due pursuant to Section 3.2.3, plus or minus, as the case may be, the net amount of prorations, credits and costs which are payable to or payable by the Sellers pursuant to this Agreement, including prorations under Section 7.5, costs to be paid by Sellers under Section 7.3 and adjustment for any Withdrawn Properties pursuant to Section 7.6;

7.2.3Record each Deed in the land records of the County in which the applicable Real Property is located, together with any other documents required for filing and recordation;

7.2.4Deliver to Purchaser and Sellers original counterparts of the documents referred to in Section 7.1 which are executed by Sellers and Purchaser and a conformed copy of each recorded Deed;

7.2.5Cause the issuance of the Title Policies for the Real Properties in accordance with the provisions of Section 4.2.4; and

7.2.6Deliver to Sellers and Purchaser a final closing statement which has been certified by Escrow Agent to be true and correct.

Notwithstanding anything herein to the contrary, in connection with any Closing as to which Seller intends to defease any loan(s), upon (x) confirmation from Escrow Agent that it has received all documents and funds necessary for the applicable Closing, and (y) confirmation that all other conditions to Sellers’ and Purchaser’s obligation to consummate such Closing with respect to the Properties subject to the Closing shall have been satisfied or waived, upon Seller’s written notice to commence defeasance, Sellers and Purchaser shall irrevocably commit to proceed to Closing at which time Sellers shall authorize the “circling” of the securities for the defeasance in order to allow the defeasance to occur on the applicable Closing Date.

7.3.Escrow, Closing and Title Charges.  At each Closing escrow, title charges, transfer taxes and other closing costs shall be allocated between Sellers, on one hand, and Purchaser, on the other hand, as set forth on Schedule 7.3.  Purchaser shall pay for the cost of all title reports and title insurance premiums.  Notwithstanding the provisions of Schedule 7.3, Purchaser shall pay for all of its diligence costs and Purchaser's and Sellers' respective attorneys' fees shall be borne and paid in all cases by the party incurring same, and if the Closing does not occur by reason of Purchaser's or Sellers' default under this Agreement, then all escrow and title charges (including cancellation fees) shall be borne by the party in default, and costs other than as set forth above or on Schedule 7.3 will be paid by Sellers, on one hand, or Purchaser, on the other hand, as applicable, as specified by other provisions of this Agreement or, if no provision is made in this Agreement in accordance with local custom in the applicable county in which the Real Property is located.  This provision shall survive each Closing or any termination of this Agreement (whether in its entirety or as to one or more Withdrawn Properties).

7.4.Procedures Upon Failure of Condition.  Except as otherwise expressly provided herein and subject to the provisions of Section 7.6, if any condition set forth in Sections 6.1 or 6.2 is not timely satisfied or waived (and provided that conditions do not need to be satisfied with respect to a Withdrawn Property or a Property subject to a Withdrawn Property Notice in accordance with the terms of this Agreement (unless a Correctible Condition with respect to such Property is cured by Seller in accordance with Section 7.6.1.1 and such Property is no longer a Withdrawn Property and is scheduled to close in the applicable Closing)) for a reason other than the default or breach of Purchaser or Sellers under this Agreement:

7.4.1.1This Agreement and the respective rights and obligations of Sellers and Purchaser hereunder shall terminate (except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement) at the written election of the party for whose benefit such condition was imposed, which written election must be made within two (2) business days after the date on which the applicable Closing was scheduled to occur;

7.4.1.2Escrow Agent shall promptly return to Purchaser the Earnest Money then held by Escrow Agent, and to Sellers and Purchaser all documents deposited by them respectively, which are then held by Escrow Agent;

7.4.1.3Promptly following the written request of any Seller or Sellers’ Agent, Purchaser shall either return or destroy (and certify as to the destruction) the Property Information to Sellers or Sellers’ Agent in accordance with and subject to Section 4.6, and Purchaser shall deliver to Sellers or Sellers’ Agent, only to the extent requested by any Seller or Sellers’ Agent in writing to Purchaser, all Work Product in accordance with and subject to Section 12.3; and

7.4.1.4Any escrow cancellation and title charges shall be borne equally by Sellers, on one hand, and Purchaser, on the other hand.

The foregoing shall not be deemed to preclude Purchaser from giving a Withdrawn Property Notice to the extent permitted under Section 7.6 with respect to a Property for which a condition to close has not been satisfied.

7.5.Prorations.  If the cash portion of the applicable Purchase Price is received by Sellers' bank in time to credit Sellers’ account and pay off any applicable financing of Sellers on the applicable Closing Date, the day the applicable Closing occurs shall belong to Purchaser and all prorations hereinafter provided to be made as of such Closing shall each be made as of the end of the day before such Closing Date.  If the cash portion of the Purchase Price is not so received by Sellers' bank in time to credit Sellers’ account and pay off Sellers’ financing on the applicable Closing Date, then the day the applicable Closing occurs shall belong to Sellers and such proration shall be made as of the end of the day that is the applicable Closing Date.  In each such proration set forth below, the portion thereof applicable to periods beginning as of the applicable Closing shall be credited to Purchaser or charged to Purchaser as applicable and the portion thereof applicable to periods ending as of the applicable closing shall be credited to the applicable Seller or charged to the applicable Seller, as applicable.  Each proration set forth below shall be made with respect to each Property that is the subject of the applicable Closing.

7.5.1Collected Rent.  All rent and all other income (excluding any nonrefundable fees and nonrefundable deposits of any nature received by a Seller prior to the applicable Closing, all of which shall be deemed the sole property of such Seller and further excluding all tenant deposits paid by Tenants under the Leases assigned to Purchaser, all of which shall be credited to Purchaser as set forth below) (collectively, "Rents") collected under Leases in effect on the applicable Closing Date shall be prorated as of such Closing.  Uncollected Rent (which shall, for the avoidance of doubt include Rent paid in arrears pursuant to any Lease which has not been collected as of any applicable Closing) shall not be prorated and, to the extent payable for the period prior to the month in which such Closing occurs and the month in which such Closing occurs, shall remain the property of such Seller (subject to proration for the month of Closing as set forth herein), and Purchaser agrees to use commercially reasonable efforts to collect such uncollected Rent in the usual course of Purchaser’s operation of the Property, but Purchaser shall not be obligated to declare a Lease default or institute any lawsuit to collect such uncollected Rent.  Purchaser shall apply Rent from tenants that are collected after the Closing first to Rents which are applicable to the month of Closing, then to Rents then due to Purchaser after the month after such Closing, and then to Rents which were due to such Seller before such Closing.  Sellers may not pursue collection of any Rents following the applicable Closing Date.  Any prepaid Rents for the period following such Closing Date shall be paid over by Sellers to Purchaser at such Closing.  Purchaser will make reasonable efforts, without suit or declaration of a default under the applicable Lease, to collect any Rents applicable to the period before such Closing, by sending to tenants bills for the payment of past due Rents following such Closing Date.  With respect to Tenants that are responsible for all or a share of taxes (including metro rail taxes in Virginia), insurance charges and other operating expenses under Leases (“Additional Rents”), the parties shall “re-prorate” such Additional Rents (including any portions thereof that may be required to be refunded to Tenants) pursuant to Section 7.5.8 at the time that such estimates are actually adjusted or reconciled pursuant to the terms of the Leases (taking into account the credits, if any, given at Closing related thereto).  If any Seller collects any Rents or Additional Rents after Closing that are due to Purchaser pursuant to the foregoing, such Seller shall promptly tender the same to Purchaser after taking into account the above prorations.  If Purchaser collects any Rents or Additional Rents after Closing that are due to Sellers pursuant to the foregoing, Purchaser shall promptly tender the same to Sellers after taking into account the above prorations.  Until the Novation Agreements are executed by GSA and payments under Government Leases are made directly to Purchaser or a Purchaser Designee, Sellers shall maintain (or cause to be maintained) bank accounts for a period not to exceed nine (9) months following the applicable Closing to which payments under Government Leases are sent and shall promptly deliver Purchaser’s share of the same to Purchaser upon receipt.

7.5.2Taxes and Assessments.  Real estate and personal property taxes, water and sewer charges (if any), vault charges (if any), and any and all other municipal or governmental assessments of any and every nature levied or imposed by any governmental authority (“Taxes”) with respect to such Property for the relevant tax year in which such Property is being sold and that are not yet due and payable or that have not yet been paid shall be prorated as of such Closing based upon the most recent ascertainable assessed values and tax rates and based upon the number of days Purchaser and the applicable Seller will have owned such Property during such relevant tax year.  Sellers shall receive a credit for any Taxes paid by Sellers and applicable to any period after such Closing.  If, as of such Closing Date any Seller is protesting or has notified Purchaser, in writing, that it has elected to protest any Taxes (a “Tax Appeal”), then Purchaser agrees that such Seller shall have the right (but not the obligation), after such Closing Date to continue such Tax Appeal.  Purchaser further agrees to reasonably cooperate with Sellers and execute any documents reasonably requested by Sellers to the extent reasonably satisfactory to Purchaser in connection with such Tax Appeals.  Any tax savings received (“Tax Refunds”) for the relevant tax year under any Tax Appeal, whether filed by any Seller or Purchaser, shall be prorated between the parties based upon the number of days, if any, such Seller and Purchaser respectively owned the applicable Property during such relevant tax year; any payment of Tax Refunds to Purchaser or such Seller shall be net of any fees and expenses payable to any third party for processing such Tax Appeal, including attorneys’ fees.  Sellers shall have the obligation to refund to any tenants any portion of such Tax Refund paid to Sellers which may be owing to such tenants, which payment shall be paid to the tenants or to Purchaser within fifteen (15) business days of delivery to Sellers by Purchaser of written confirmation of such tenants’ entitlement to such Tax Refunds.  Purchaser shall have the obligation to refund to tenants in good standing as of the date of such Tax Refund, any portion of such Tax Refund paid to it which may be owing to such tenants.  Sellers and Purchaser agree to notify the other in writing of any receipt of a Tax Refund within fifteen (15) business days of receipt of such Tax Refund.  To the extent either party obtains a Tax Refund, a portion of which is owed to the other party, the receiving party shall deliver such portion of the Tax Refund to the other party within fifteen (15) business days of its receipt.  If Purchaser or Sellers fail to pay such amount(s) to the other as and when due, such amount(s) shall bear interest from the date any such amount is due to Sellers or Purchaser, as applicable, until paid at the lesser of (a) ten percent (10%) per annum and (b) the maximum amount permitted by law.  The obligations set forth herein shall survive the applicable Closing.

7.5.3Contracts.  At each Closing, Purchaser will assume the obligations applicable to the period from and after such Closing under the Assumed Contracts relating to the Properties that are the subject of such Closing.  Any accrued and unpaid amounts payable or receivable under the Assumed Contracts assigned to Purchaser or a Purchaser Designee, and any amounts prepaid or collected by Sellers prior to the Closing under such Contracts and attributable to periods from and after the Closing, shall be prorated (with Sellers being responsible for accrued and unpaid amounts (and receiving amounts collected) relating to the period prior to Closing during which Seller owned the applicable Property and Purchaser being responsible for amounts payable (and receiving amounts collected) with respect to the period on or after Closing).

7.5.4Tenant Deposits.  All refundable tenant security deposits required to be held by a Seller under a Lease (and interest thereon if required by law or contract to be earned thereon) and not theretofore lawfully applied to tenant obligations under the Leases of the Property that is the subject of such Closing shall be transferred or credited to Purchaser at such Closing or placed in escrow if required by law.  As of such Closing, Purchaser shall assume the applicable Seller’s obligations related to tenant security deposits to the extent of the actual security deposits transferred or credited to Purchaser at such Closing.  Seller shall cause any non-cash security deposits, including any letters of credit, to be assigned to Purchaser as of the Closing Date, provided that with respect to any letters of credit that are transferable by their terms, Seller (at its reasonable expense, unless payable by the applicable Tenant under its Lease) may deliver to Purchaser at the applicable Closing the fully executed (with signatures notarized or signatures guaranteed as required by the issuer of the letter of credit) forms necessary to effect such assignment. Purchaser will indemnify, defend, and hold such Seller harmless from and against all loss, cost, damages (including reasonable attorneys’ fees) suffered by such Seller arising from Purchaser’s failure to return any Tenant Security Deposit actually received by Purchaser, in accordance with the terms of the applicable lease agreement, and such indemnity shall survive each Closing.

7.5.5Utilities, Utility Deposits and Operating Costs.  Utilities for the Real Property (excluding utilities for which payment is made directly by tenants), including water, sewer, electric, and gas, based upon the last reading of meters prior to such closing and charges and other operating costs (including, without limitation, assessments and amounts payable to any state or local government or municipality or any private association) relative to the Property that is the subject of such Closing shall be prorated (with Sellers being responsible for accrued and unpaid amounts (and receiving amounts collected) relating to the period prior to Closing during which Seller owned the applicable Property and Purchaser being responsible for amounts payable (and receiving amounts collected) with respect to the period on or after Closing).  Sellers shall be entitled to a credit for all security deposits held by any of the utility companies providing service to the applicable Real Property which are transferred to Purchaser.  Sellers shall endeavor to obtain meter readings on the day before such Closing Date and if such readings are obtained, there shall be no proration of such items and Sellers shall pay at such closing the bills therefor for the period to the day preceding such Closing, and Purchaser shall pay the bills therefor for the period subsequent thereto.  If the utility company will not issue separate bills, Purchaser will receive a credit against the Purchase Price for such Property for such Seller’s portion and Purchaser will (i) escrow any amounts as may be required by Title Company or Escrow Agent in accordance with applicable state law, and (ii) pay the entire bill prior to delinquency after the applicable Closing.  If a Seller has paid utilities in advance in the ordinary course of business, then Purchaser shall be charged its portion of such payment at the applicable Closing.  Purchaser shall take all necessary steps to effectuate the transfer to Purchaser’s name as of the date of Closing of all utilities which are in any Seller’s name.  With respect to any deposit held by utility companies as of a Closing Date Sellers shall be entitled to a credit unless Purchaser shall have opened a new account in Purchaser’s name and posted a replacement deposit (in which event the deposit made by a Seller shall belong to Sellers and Sellers shall be entitled to recover such deposits at or following the Closing).

7.5.6Owner Deposits.  Sellers shall receive a cash credit from Purchaser at such Closing for the following (collectively, “Owner Deposits”):  all bonds, deposits, letters of credit, set aside letters or other similar items, if any, that are outstanding with respect to such Property that have been provided by such Seller or any of its affiliates to any governmental agency, public utility, or similar entity (to the extent assigned to Purchaser).  To the extent any Owner Deposits are not assigned to Purchaser, Purchaser shall replace such Owner Deposits and obtain the release of such Seller (or its affiliates) from any obligations under such Owner Deposits.  To the extent that any funds are released as a result of the termination of any Owner Deposits for which a Seller did not get a credit, such funds shall be delivered to Sellers immediately upon their receipt.

7.5.7Leasing Commissions, Free Rent and Tenant Improvement Allowances; Costs.  Purchaser shall receive a credit at each applicable Closing for any Property subject to such Closing with respect to the outstanding leasing commissions, tenant improvement allowances, lease buy out costs, moving, design and refurbishment allowances, rent abatements and free rent periods under the Leases set forth on, and to the extent provided on, Exhibit J (“Tenant Inducement Costs”) (but only to the extent that Sellers have not paid any such amounts or incurred costs with respect thereto prior to the applicable Closing).  To the extent that Purchase receives a credit therefor, Purchaser shall be responsible for such Tenant Inducement Costs.  For the avoidance of doubt, Purchaser shall receive no credits with respect to leasing commissions, tenant improvement allowances, lease buy out costs, moving, design and refurbishment allowances, rent abatements and free rent periods except as specifically set forth on Exhibit J (subject to the limitations set forth in this Section 7.5.7).

7.5.8Capital Improvements, Tenant Improvements, GSA Improvements.  Seller has commenced or expects to commence certain capital improvement projects and tenant improvement work at some of the Properties as described on Schedule 7.5.8 and Seller shall diligently pursue the completion of same in the ordinary course of business prior to the Closing at its sole cost and expense.  In the event that any such capital improvement project or tenant improvement work is not completed as of the applicable Closing (collectively, the “Unfinished Work”), Purchaser shall receive a credit (without duplicating amounts credited pursuant to Section 7.5.7) in the amount of any unpaid sums payable under the Contracts applicable to such Unfinished Work (the “Construction Contracts”) and the applicable Seller shall assign and Purchaser shall assume any such Construction Contract at the applicable Closing (such Construction Contracts shall be deemed Assumed Contracts).  At or prior to the applicable Closing, the applicable Seller shall deliver to Purchaser (i) reasonable evidence of the amounts paid by Seller under such Construction Contracts, and (ii) unconditional partial lien waivers from the applicable contractor(s), subcontractor(s) and material providers performing or providing materials for the Unfinished Work with respect to the portion of the Unfinished Work completed and paid for by Seller prior to Closing.  With respect to Unfinished Work for which the “Lessor” is to be reimbursed by the GSA or other Tenant under the applicable Lease, upon completion of the Unfinished Work and upon receipt of such reimbursement from the GSA or other Tenant, Purchaser shall pay to the applicable Seller all amounts paid for by such Seller or credited to Purchaser at Closing with respect to the Unfinished Work.  Notwithstanding the foregoing, the “Lessor” pursuant to the terms of certain Government Leases has the obligation to perform cyclical painting, recarpeting, replacements of wall coverings, etc. in the applicable premises, after Closing, and the performance and payment for such work shall be the responsibility of

Purchaser.  In the event that any Government Tenant requires cyclical painting, recarpeting (other than with respect to carpeting for the Pittsburgh FBI Property which is addressed pursuant to Section 7.5.7), replacements of wall coverings, etc. in the applicable premises between the Effective Date and the Closing as to a Property, the applicable Seller shall complete the same to the extent that such work would be completed prior to the applicable Closing if conducted in the ordinary course of business (and shall otherwise become the obligation of the Purchaser from and after Closing).

7.5.9Final Adjustment After Closing.  If final prorations cannot be made at such Closing for any item being prorated under this Section 7.5, or if any proration is made at closing on an estimated basis (including any Taxes prorated on an estimated basis because the current actual Taxes are not known as of the applicable closing) or if the amount of any proration is determined by either party to be erroneous (“Post Closing Proration”) then Purchaser and Sellers agree to allocate such items on a fair and equitable basis as soon as invoices or bills are available, with final adjustment to be made as soon as reasonably possible after the applicable Closing, but in no event later than one (1) year after such Closing (except as to Taxes and Additional Rents which shall be reconciled when final invoices, bills or Lease reconciliations are completed, as applicable).  Sellers shall have reasonable access to, and the right to inspect and audit, Purchaser’s books to confirm the final prorations for a period of three (3) years after such Closing.  Notwithstanding anything to the contrary stated in this Section 7.5.8, except for any Post Closing Prorations (which must be determined and paid within one (1) year after the applicable Closing or such other period as provided in this Section 7.5.8), all prorations made under this Section 7.5.8 shall be final as of the applicable Closing and shall not be subject to further adjustment (whether due to an error or for any other reason) after the applicable Closing.  The terms and provisions of this Section 7.5.8 shall survive the applicable Closing.

7.6.Withdrawn Properties.

7.6.1Withdrawn Property Notice.

Prior to the Outside Closing Date with respect to any Property (and for the avoidance of doubt, in no case after a Closing for such Property has occurred), if (i) with respect to any individual Seller or any individual Property, the conditions set forth in Section 6.1 are not satisfied and such failed condition is not by reason of a Seller’s default or Purchaser’s default, (ii) a “Major” loss (as defined in Section 5.5) has occurred at a Property, (iii) Sellers have elected to cure or remove an Objection in a Seller’s Updated Title Notice but are unable to cure or remove such Objection on or before the applicable Closing Date, or (iv) Seller commits a willful and deliberate breach of this Agreement as to one or more additional Properties for the purpose of preventing a Closing from occurring as to such Property(ies) (each such Property, an “Intentional Breach Property”), then Purchaser, as its sole remedy (except as set forth in Section 5.5), may notify the applicable Seller, in writing (a "Withdrawn Property Notice"), that it designates such Property a potential "Withdrawn Property" on or before the earlier of (x) five (5) business days after learning of same and (b) prior to the applicable Closing Date.   Notwithstanding anything to the contrary set forth in this Agreement, no more than two (2) Withdrawn Property Notices may be delivered in the aggregate; provided, however, that (a) Pool B Properties which are deemed to be Withdrawn Properties pursuant to the terms of Section 6.2.3, (b) Intentional Breach Properties, and (c) the Charleston SSA Property if the GSA elects to purchase such Property pursuant to the GSA’s right of first refusal or GSA does not approve Purchaser as the purchaser of the Charleston SSA Property, shall not count towards such two (2) Withdrawn Property limit.  For the avoidance of doubt, no Withdrawn Property Notice may be delivered after a Closing or Closings have occurred with respect to such Property, and the delivery of any Withdrawn Property Notice shall not have any effect on such prior Closing or Closings.  If Purchaser fails to timely deliver a Withdrawn Property Notice with respect to a potential “Withdrawn Property”, then (x) such Property shall be purchased by Purchaser on the applicable Closing Date, subject to all terms and conditions of this Agreement and except as expressly set forth in Section 5.5, there shall be no liability on the part of any Seller for breaches or occurrences that gave rise to Purchaser’s right to have delivered a Withdrawn Property Notice and any such breaches or occurrences shall be deemed waived by Purchaser and (y) Purchaser shall be deemed to have waived its right to deliver a Withdrawn Property Notice with respect to such Property for such breaches or occurrences.

7.6.1.1With respect to any Property that is the subject of a Withdrawn Property Notice, the applicable Seller shall elect, in its sole and absolute discretion by written notice provided to Purchaser no later than five (5) business days after its receipt or provision of the Withdrawn Property Notice (and the applicable Closing Date shall be extended to allow such period to run) to either (i) attempt to cure any issues, conditions or circumstances that make such Property a potential Withdrawn Property (each, a “Correctible Condition”) prior to the applicable Closing Date (the “Cure Option”) or (ii) accept the Property subject to the Withdrawn Property Notice as a “Withdrawn Property” whereby the Property shall be handled pursuant to Section 7.6.2 below as a Withdrawn Property.   If the applicable Seller elects the Cure Option and Seller effects the cure of such Correctible Condition, Seller shall provide Purchaser with evidence of the same (collectively, a “Cure Notice”) and Seller shall have the right to cause the closing of the acquisition of such Property to occur on the First Closing Date, the Revised First Target Closing Date, the Second Closing Date, the Third Closing Date or any Earlier Closing Date or any other Closing Date, or, if the cure is not effected by the final Closing as to all other Properties, at a separate Closing as to such Property not later than the Outside Closing Date, in each case by providing written notice to Purchaser not less than ten (10) days before the desired Closing Date.  If the applicable Seller elects the Cure Option but does not timely deliver a Cure Notice or otherwise determines in its sole discretion not to cure the Correctible Condition, then the Property shall be finally determined to be a “Withdrawn Property”.

Notwithstanding any provision of this Agreement, no Property shall be finally determined to be a “Withdrawn Property”: (W) unless Purchaser or Seller has timely delivered a Withdrawn Property Notice with respect thereto and either (1) Seller accepted such Property as a Withdrawn Property, (2) Seller did not deliver a Cure Notice, or (3) Seller fails, after its delivery of a Cure Notice, to effect the cure of the Correctible Condition, (X) such Property is a Pool B Property that becomes a Withdrawn Property pursuant to Section 6.2.3, (Y) such Property is deemed a Withdrawn Property pursuant to Section 8.7.2, or (Z) Sellers have elected not to cure an Objection pursuant to Section 4.2.3 and Purchaser elects to terminate this Agreement with respect to such Property pursuant to Section 4.2.3.

For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, after two (2) permitted Withdrawn Property Notices have been delivered or two (2) Properties have otherwise become Withdrawn Properties, no other Withdrawn Property Notices may be delivered and no other Properties may otherwise become Withdrawn Properties; provided, however, that (a) Pool B Properties which are deemed to be Withdrawn Properties pursuant to the terms of Section 6.2.3, (b) Intentional Breach Properties, and (c) the Charleston SSA Property if the GSA elects to purchase such Property pursuant to the GSA’s right of first refusal or GSA does not approve Purchaser as the purchaser of the Charleston SSA Property, shall not count towards such two (2) Withdrawn Property Notice or two (2) Withdrawn Property limits.

7.6.2Partial Termination and Refund of Earnest Money. With respect to any Property that is finally determined to be a “Withdrawn Property” pursuant to the terms of Section 7.6.1, as Purchaser’s sole and exclusive remedy with respect to such Withdrawn Property (i) the parties shall promptly (and in any event within one (1) business day after such designation) notify Escrow Agent thereof in writing, (ii) the portion of the Earnest Money that is allocated to the Withdrawn Property pursuant to Section 3.2.1 shall be refunded to Purchaser within two (2) business days after Escrow Agent is notified thereof, and (iii) this Agreement shall be automatically terminated solely as to such Withdrawn Property but shall otherwise remain in full force and effect as to all other Properties, provided that (w) the Purchase Price shall be reduced by the amount allocated to the Withdrawn Property as set forth on Schedule 1 attached hereto, (x) the Seller that owns the Withdrawn Property shall no longer be a party to this Agreement, (y) the Withdrawn Property shall no longer be included as a Property hereunder and the Real Property, Improvements, Leases, Contracts, Personal Property and intangible property that are associated with such Withdrawn Property shall be likewise excluded and (z) promptly following the written request of the Seller of such Withdrawn Property or Sellers’ Agent, Purchaser shall either destroy (and certify as to the destruction) or return the Property Information with respect to such Withdrawn Property to such Seller or Sellers’ Agent in accordance with Section 4.6 and shall deliver to such Seller or Sellers’ Agent, only to the extent requested by the applicable Seller(s) or Sellers’ Agent in writing, all Work Product (as hereinafter defined) with respect to such Withdrawn Property in accordance with and subject to Section 12.3.

7.6.3Effect on Sellers’ Representations and Warranties and Closing Conditions. Notwithstanding anything to the contrary in this Agreement, if a Property is finally determined to be a Withdrawn Property pursuant to Section 7.6.1 and this Agreement is terminated as to such Withdrawn Property pursuant to Section 7.6.1, then (i) no Seller shall make or be deemed to make any representations or warranties with respect to such Withdrawn Property at the Closing, (ii) no representations or warranties with respect such Withdrawn Property set forth in this Agreement or any Sellers’ Closing Documents shall be conditions to the Closing and (iii) Purchaser shall not be deemed to make any representations or warranties with respect to its purchase of such Withdrawn Property, Purchaser shall have no further liability under this Agreement with respect to such Withdrawn Property (except indemnity obligations which survive the termination of the Agreement) and the terms of Section 7.6.2 shall apply.

8.REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1.Sellers’ Representations and Warranties.  Each Seller, severally and not jointly, represents and warrants to Purchaser that as of the Effective Date and the applicable Closing Date:

8.1.1This Agreement has been duly authorized, executed and delivered by such Seller and all consents required under such Seller’s organizational documents or by law have been obtained.  All documents that are to be executed by such Seller and delivered to Purchaser on the Closing Date, have been, or on the Closing Date, will be, duly executed, authorized and delivered by the applicable Seller.  This Agreement and all such documents are, and on the Closing Date, will be, legal, valid and binding obligations of the applicable Seller, enforceable in accordance with their terms (subject in all cases to bankruptcy, insolvency and similar laws and general equitable principles) and do not, and at the time of the Closing Date, will not, (a) violate any provisions of any judicial or administrative order, injunction, decree, regulation or ruling of any court or any governmental bodies or agencies having jurisdiction over Seller or (b) conflict with, result in a breach of, or constitute a default under the organizational documents of Seller, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or other agreement or instrument to which Seller or any Property owned by the Seller (or any portion thereof) is a party or to which Seller is subject or bound. Each individual executing this Agreement on behalf of a Seller is duly authorized to do so.

8.1.2Such Seller is a limited liability company or limited partnership duly formed, currently existing and in good standing under the laws of its state of formation, is qualified and in good standing to transact business in the State in which the Property owned by such Seller is located, and has the power and authority to consummate the transactions contemplated by this Agreement.

8.1.3There are no material actions, suits or proceedings (including arbitration proceedings) pending or, to Seller’s knowledge, threatened against such Seller.

8.1.4As of the Effective Date, such Seller has not received any written notice of a condemnation action against its respective Property. To each Seller’s knowledge, there are no pending or threatened condemnation or eminent domain proceedings (or proceedings in the nature or in lieu thereof) affecting its Property or any portion thereof or affecting the use of its Property or any portion thereof.

8.1.5Other than the Contracts listed on Exhibits D-1 through D-14 and Schedule 7.5.8 (as such lists shall be updated by Sellers with respect to new Contracts entered into by the applicable Seller following the Effective Date in accordance with the terms of this Agreement), there are no agreements concerning the upkeep, repair, operation, management or maintenance of such Seller’s Property in each case that would obligate Purchaser to make payments during any calendar year in excess of $100,000 in the aggregate as to any one Property that are not terminable on less than thirty (30) days’ notice without penalty).  Seller has delivered to Purchaser a true, correct and complete copy of each such Contract and all amendments and modifications thereof to the extent in its possession and control. To such Seller’s knowledge, no material default, delinquency or breach exists on the part of any contractor or other third-party under the Contracts.  To Sellers’ knowledge, there are no material defaults or breaches on the part of Seller under any of the Contracts.

8.1.6Such Seller is not a foreign corporation, foreign partnership or foreign estate (as such terms are defined in Section 1445 of the Code).

8.1.7Other than the Leases listed on Exhibit E-1 through Exhibit E-14 (as such list shall be updated by Sellers with respect to new Leases entered into by the applicable Seller(s) following the Effective Date in accordance with the terms of this Agreement), there are no leases, or other occupancy agreements in effect with respect to such Seller’s Property.  Seller has delivered, or made available, to Purchaser true, correct and complete copies of the Leases and all amendments and modifications thereof to the extent in its possession and control.  All of the Leases are in full force and effect (except as to the Buffalo Property (as defined in Exhibit A) with respect to the undated and/or not fully executed Amendments 3, 4, 5 and 6 as to which Sellers make no representations or warranties).  Seller has neither given nor received any written notice of default under the applicable Leases, in each case which remains uncured.  Such Seller is not in default under any Lease in any material respect and to Seller’s knowledge no Tenant is in default under the terms of its respective Lease in any material respect.  To Seller’s knowledge, there have been no modifications, amendments or supplements to the Leases, written or otherwise, except as set forth on Exhibit E-1 through Exhibit E-14.  As of the Effective Date, no Tenant is delinquent in the payment of Rents beyond applicable notice and cure periods and no Tenant has paid fixed rent more than one (1) month in advance.  Seller has not received written notice that any Tenants have any claims or offsets against Seller pursuant to the Leases that remain unresolved (other than reconciliations and true-ups, which, as of the Effective Date, apply to the year in which Closing occurs and the prior years in the ordinary course of business). As of the Effective Date, Seller has not received any written notice of a bankruptcy event involving any of the Tenants renting at least 5% of the rentable square footage of such Seller’s Property.

8.1.8Except as expressly set forth in the Leases, Seller has not granted any (1) right to lease or sublease any portion of the Real Property, (2) right of renewal or extension, (3) right of cancellation, termination or modification of any of the Leases, (4) option to lease or purchase all or any portion of the Real Property, or (5) any right of first refusal to lease or purchase all or any portion of the Real Property.

8.1.9Except as set forth on Exhibit J hereto, all Tenant Inducement Costs due and payable by landlord to any Tenant or other monetary consideration required under a Lease to be paid by landlord thereunder to or for the benefit of the Tenant thereunder with respect to the execution of a Lease or the exercise of an extension or renewal in each case to the extent that such Leases, extensions or renewals were signed or exercised prior to the Effective Date, including free-rent periods have been fully paid for and/or credited to such Tenant (as applicable) (or Purchaser shall receive a credit therefor as provided in Section 7.5.7).   Notwithstanding the foregoing, certain other Tenants have the right to repainting and recarpeting of their premises from time to time during the term of their Leases (pursuant to the terms thereof) and that while no Tenants have requested the completion of any such work as of the Effective Date which has not been completed, such work may be required to be performed in the future, and all such work and the payment of such tenant improvement allowance shall be at Purchaser’s sole cost and expense. As of the Effective Date, no Seller has received any written notice from GSA terminating its Government Lease, pursuant to a contractual right to do so in such Government Lease, with such termination being effective prior to the natural expiration of the then-current term of the Government Lease (without consideration of any unexercised extension options).

8.1.10No brokerage or leasing commissions or other compensation (“Leasing Commission”) is or will be due or payable to any party (“Lease Broker”) with respect to or on account of the Leases or any extensions or renewals thereof, in each case other than to the extent that such Leases, extensions or renewals were signed or exercised prior to the Effective Date and Seller will pay in full, at or before Closing, all sums now or hereafter due to any Lease Broker on account of such Leases or any such extensions or renewals thereof.

8.1.11No Seller or any of its affiliates is or will be an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (“EO13224”), (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf) (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO13224, (iv) is subject to sanctions of the United States government or is in violation of any federal, state, municipal or local laws, statutes, codes, ordinances, orders, decrees, rules or regulations relating to terrorism or money laundering, including without limitation EO13224 and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, or (v) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) – (v) above are herein referred to as a “Prohibited Person”).  Seller covenants and agrees that neither it nor any of its affiliates shall (aa) conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (bb) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224.

8.1.12Seller has not received any written notification from any governmental authority that the Property or any portion thereof is in violation of any applicable fire, health, building, use, occupancy or zoning laws where such violation remains outstanding.

8.1.13Other than as shown on the Title Commitment, Seller has no knowledge and has received no written notice of any existing or proposed special assessments or similar taxes, charges or assessments against the Property.  Except as set forth on Schedule 8.1.13, as of the Effective Date, no Seller has filed, or has retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property or any portion thereof.

8.1.14Except as set forth on Schedule 8.1.14, Seller has no employees and there is no obligation on the part of Purchaser to employ any employees at the Improvements which will be binding on Purchaser after Closing.  The applicable Seller shall terminate the employees listed on Schedule 8.1.14 on or before the Closing applicable to such Seller.

8.1.15Seller has not received any written notice of any pending administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to Hazardous Materials or any Environmental Law against or affecting Seller or the Property that have not been remedied or cured, in each case.

8.1.16The historical operating statements of income and expense of Sellers provided to Purchaser as of the Effective Date in the dataroom folder entitled Full Due Diligence Materials\Historical Financials are the operating statements used by Sellers in connection with their business operations.

8.1.17Seller has not deliberately or intentionally removed, omitted, or redacted any material information from the Property Information provided to Purchaser with the intention of deceiving Purchaser as to material matters, except as specifically identified to Purchaser identifying the basis for such removal, omissions or redaction.

Notwithstanding anything to the contrary in this Agreement, prior to the applicable Closing, Sellers shall have the right to amend and supplement any exhibit or schedule to this Agreement from time to time solely to reflect matters arising after the Effective Date that are permitted under this Agreement or to maintain the truth or accuracy of the applicable representation or warranty or the information disclosed therein; provided that the foregoing right to amend, supplement or replace the exhibits and schedules hereto shall not be deemed to permit Sellers to default under any covenant made by Sellers herein.  If any amendment or supplement of any exhibit or schedule to this Agreement that is made by Seller in accordance with this Section causes the closing condition set forth in Section 6.1.1 to be unsatisfied with respect to any Seller, Purchaser may designate the affected Property or Properties owned by such Seller or Sellers as a Withdrawn Property or Withdrawn Properties in accordance with and to the extent permitted by Section 7.6.  As of the applicable Closing, if the Closing occurs, the representations and warranties of Sellers herein shall be deemed modified to reflect any facts disclosed to or otherwise actually known by Purchaser prior to such Closing; provided, however, that for all purposes of this Agreement, Purchaser shall be deemed to have actual knowledge of any information contained in the Property Information and the Work Product delivered or made available to Purchaser on or before such Closing.

8.2.Purchaser’s Representations and Warranties.  Purchaser makes the following representations and warranties to Sellers:

8.2.1Purchaser is a limited partnership duly formed, currently existing and in good standing under the laws of the State of Delaware, and at the applicable Closing, Purchaser or a Purchaser Designee taking title to a Property will be qualified and in good standing to transact business in the State in which such Property is located and has the power and authority to consummate the transactions contemplated by this Agreement.  Each individual executing this Agreement on behalf of Purchaser is duly authorized to do so.

8.2.2This Agreement has been duly authorized, executed and delivered by Purchaser and all consents required under Purchaser’s organizational documents or by law have been obtained.  All documents that are to be executed by Purchaser and delivered to Sellers on the Closing Date have been, or on the Closing Date will be, duly executed, authorized and delivered by Purchaser.  This Agreement and all such documents are, and on the Closing Date will be, legal, valid and binding obligations of Purchaser, enforceable in accordance with their terms (subject in all cases to bankruptcy, insolvency and similar laws and general equitable principles) and do not, and, at the time of the Closing Date, will not, (a) violate any provisions of any judicial or administrative order, injunction, decree, regulation or ruling of any court or any governmental bodies or agencies having jurisdiction over Purchaser or (b) conflict with, result in a breach of, or constitute a default under the organizational documents of Purchaser, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or other agreement or instrument to which Purchaser is a party or to which Purchaser is subject or bound. There are no actions, suits or proceedings (including arbitration proceedings) pending or, to Purchaser’s knowledge, threatened against Purchaser.  Each individual executing this Agreement on behalf of Purchaser is duly authorized to do so.

8.2.3Neither Purchaser nor any of its affiliates is or will be an entity or person that is a Prohibited Person.  Purchaser covenants and agrees that neither Purchaser nor any of its respective officers, directors, shareholders, partners, members or affiliates (including without limitation indirect holders of equity interests of Purchaser) shall (aa) conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (bb) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224.

8.2.4Purchaser is not purchasing any of the Property with “plan assets” of an Employee Benefit Plan subject to Title I of the Employee Retirement Income Security Act of 1974 or of a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”).

8.2.5Purchaser has access to sufficient funds to permit Purchaser to consummate the transactions contemplated by this Agreement on the Closing Date and to pay any and all fees and expenses required to be paid by Purchaser in connection with the transactions provided for herein on the Closing Date.

8.3.Designated Knowledge Party.  As used herein, the reference to “Seller’s knowledge” shall be deemed to mean the current, actual knowledge, after inquiry of the on-site property manager and engineer, if any, at the applicable Property, of Philip Han (the “Designated Knowledge Person”) and shall not be construed, by imputation or otherwise, to refer to the knowledge of any property manager or broker or to any other officer, agent, manager, representative or employee of any Seller, or to impose upon the Designated Knowledge Person any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains, other than to make inquiry as aforesaid.  There shall be no personal liability on the part of the Designated Knowledge Persons arising out of any of Sellers’ representations and warranties.

8.4.Survival of Representations and Warranties and Post-Closing Covenants.

8.4.1The covenants in this Agreement, and the representations and warranties contained in Sections 8.1 and 8.2 may be relied upon by the party receiving the same and shall survive each applicable Closing Date.  The representations and warranties and post-Closing covenants (that expressly survive Closing) of the Sellers shall survive each applicable Closing Date for two hundred seventy (270) days following such Closing Date (the “Survival Period”).  In the event a written claim is made against a Seller within the applicable Survival Period, such Survival Period shall toll with respect to such claim while such claim is outstanding.  No claim may be made based on any breach of any representations or warranties contained in Sections 8.1 after expiration of the applicable Survival Period.  Purchaser shall not make any claim on account of a breach of representations or warranties by any Seller unless and until the aggregate measure of such claims against such Seller exceeds $50,000 (“Floor”) and in such event such Seller shall be liable for all such claims from dollar one.  In no event shall the aggregate liability of any Seller to Purchaser for any breach of any representation or warranty set forth in this Section 8.1, and for any breach of any covenant made by any Seller set forth in this Agreement or in Sellers’ Closing Documents, exceed an amount equal to 1.25% of the Purchase Price allocated to such Seller’s Property on Schedule 1 the (“Cap”).  For the avoidance of doubt, if the Closing occurs, the maximum aggregate liability of each Seller shall in no event exceed the Cap.  For the avoidance of doubt, without affecting the Cap as it applies to each Seller, the aggregate liability of all Sellers hereunder shall not exceed $5,375,000.

8.4.2Notwithstanding the foregoing, the Survival Period, the Floor and Cap shall not apply to (i) Sellers’ indemnification obligations under Sections 11.2 and 12.24.3.3, (ii) Sellers’ obligations pursuant to Section 7.5, or (iii) Sellers obligations pursuant to Section 12.5.

8.5.[Intentionally Omitted]

8.6.Hazardous Materials.   Except as set forth in Section 8.1, no Seller makes any representations or warranties as to the presence or absence of any Hazardous Materials, as hereinafter defined, in, on, under or about any Property, including but not limited to asbestos or radon.  Purchaser specifically waives any private right of action provided under any Environmental Laws, as hereinafter defined, to recover or be reimbursed for any liabilities, costs, fees, or expenses from any Seller.  Purchaser agrees to accept complete responsibility for the allocation of any response costs under any Environmental Laws (including without limitation CERCLA, as hereinafter defined).

8.6.1Subject to Section 9.2.5, upon Closing, Purchaser releases each applicable Seller from any and all claims, demands, losses, damages, liabilities, causes of action, liens, costs and expenses (including without limitation attorneys’ fees and costs to the extent permitted by law) to the extent arising out of the presence of any Hazardous Materials in, on or about any Property, the release of Hazardous Materials from any Property, any violation of any Environmental Laws or other laws, or any other environmental matter or condition, that is related to any Property.  Notwithstanding the foregoing, such release does not apply to any acts of any Seller first occurring following such Closing.

8.6.2[Reserved].

8.6.3As used herein, the term “Hazardous Materials” shall mean any hazardous or toxic materials, substances or wastes, such as (a) substances defined as “hazardous substances,” “hazardous materials,” or “toxic substances” in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), the Resource Conservation and Recovery Act of 1976 (“RCRA”), and/or the Hazardous Materials Transportation Act (49 USC Section 1801, et seq.), as any of such acts are amended from time to time; (b) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, any agency of the States in which the Properties are located or any agency of the United States of America; (c) asbestos, petroleum and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls (PCBs), and freon and other chlorofluorocarbons; and (d) those substances defined as any of the foregoing in the regulations adopted and publications promulgated pursuant to each of the aforesaid laws (all of the aforesaid laws and all other laws, rules and regulations applicable to Hazardous Materials, including, without limitation, the Federal Water Pollution Control Act, the U.S. Environmental Protection Agency regulations at 40 CFR, Part 261, the Clean Water Act, the Safe Drinking Water Act, the Toxic Substance Control Act, and/or any rules or regulations promulgated under any of the foregoing, being referred to herein collectively as the “Environmental Laws”).

The provisions of this Section 8.6 shall survive the Closing.

8.7.Statements of Lease; Tenant Estoppels; Charleston SSA Property, Declaration Estoppels.

8.7.1Statements of Lease; Tenant Estoppels.  Promptly after the Effective Date, each Seller shall request a statement of lease from the GSA, in the form attached hereto as Exhibit K-1 or such other form as may be acceptable to GSA (collectively the "Statements of Lease") and estoppel certificates (each, an “Estoppel Certificate" or collectively the "Estoppel Certificates") from the remaining Tenants under the Leases in the forms required by such Leases or, alternatively, if a particular Lease does not contain an estoppel form, in the form attached hereto as Exhibit K-2.  Sellers agree to use commercially reasonable good faith efforts to obtain the Statements of Lease from GSA and the Estoppel Certificates from the other Tenants, provided that the failure to obtain any of the Statements of Lease of Estoppel Certificates shall in no event be deemed a default by a Seller under this Agreement, provided that Seller has used commercially reasonable efforts to obtain the Statements of Lease and the Estoppel Certificates.  Sellers shall prepare and provide to Purchaser drafts of each Estoppel Certificate and Statement of Lease for Purchaser’s review and reasonable comment before delivering the completed Estoppel Certificates and Statements of Lease to the Tenants and GSA. The Estoppel Certificates and Statements of Lease will be deemed approved by Purchaser unless Seller receives specific written objections from Purchaser (which may be delivered by email to

[       ] and [       ]) within three (3) Business Days following the date Seller delivers the completed Estoppel Certificates and Statements of Leases to Purchaser.  Each approved (or deemed approved) completed Estoppel Certificate and Statement of Lease (or any alternative form provided by a Tenant that satisfies the requirements of Statements of Lease or Estoppel Certificates in the first sentence of this Section 8.7) is referred to herein as an “Approved Form of Estoppel Certificate.”  An Estoppel Certificate or Statement of Lease signed by the applicable Tenant is referred to herein as the “Tenant Estoppel”.  Promptly following receipt of a Tenant Estoppel from a Tenant, Seller shall deliver the Tenant Estoppel to Purchaser and such Tenant Estoppel will be deemed approved by Purchaser unless Seller receives specific written

objections from Purchaser (which may be delivered by email to [       ] and [       ]) within three (3) Business Days following the date Seller delivers the Tenant Estoppel to Purchaser.  Purchaser may only disapprove a Tenant Estoppel which is substantially in the form of the Approved Form of Estoppel Certificate if such Tenant Estoppel:  (1) contains information that is materially and adversely inconsistent with (i) Seller’s representations and warranties set forth in Section 8.1 hereof, or (ii) the copy of the applicable Lease provided or made available to Purchaser by Seller; (2) discloses a material non-monetary uncured breach by Seller or the applicable Tenant of the Lease; (3) asserts a material monetary obligation of Seller to the applicable Tenant (e.g., Tenant Inducement Costs, rent concessions, improvements or reimbursements due to the Tenant) which was not disclosed in writing to Purchaser prior to the expiration of the Inspection Period, unless Seller agrees to make payment of same at Closing; (4) makes any material adverse qualification to or denial of any of the statements set forth in the Approved Form of Estoppel Certificate (provided that qualifications as to a Tenant’s knowledge or as to materiality shall in no event constitute material qualifications); or (5) is dated more than sixty (60) days prior to the applicable Closing Date.

8.7.2Charleston SSA Property Right of First Refusal With respect to the Charleston SSA Property, Seller shall deliver a notice to GSA in the form set forth on Schedule 8.7.2 (the “Charleston ROFR Notice”).  If GSA timely notifies the owner of the Charleston SSA Property that it intends to purchase the facility in accordance with the terms of the Charleston ROFR Notice, then the Charleston SSA Property shall be deemed a Withdrawn Property in accordance with Section 7.6, provided that in such event the Charleston SSA Property shall not count towards the (2) Withdrawn Property limit.  Notwithstanding anything to the contrary set forth in this Agreement, the Charleston SSA Property shall not be designated for Closing prior to the earlier of (a) the day following the expiration of the 60 day right of first refusal notice period set forth in the Lease, or (b) the date on which GSA provides a written waiver with respect to its right to purchase the Charleston SSA Property in relation to the Charleston ROFR Notice, without Purchaser’s prior written consent in its sole discretion.

8.7.3Declaration Estoppels.  Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser prior to Closing an estoppel signed by the applicable counterparty with respect to the agreements set forth on Schedule 8.7.3 (collectively, the “Declaration Estoppels”) in a form reasonably acceptable to Purchaser without any materially adverse exceptions or qualifications (provided that qualifications as to a party’s knowledge or as to materiality shall in no event constitute material adverse qualifications).  Seller’s delivery of the Declaration Estoppels shall not be a condition precedent to Purchaser’s obligation to close hereunder and in no event shall the inability or failure of Seller to obtain and deliver the Declaration Estoppels be a default of any Seller under this Agreement.

8.7.4Additional Property Matters.  The applicable Seller:

8.7.4.1shall use commercially reasonable efforts to satisfy or otherwise cause to be removed from title the Contractor’s Notice of Project Commencement between Choate Construction Company (contractor) and Charleston Federal Courthouse, LLC (owner), recorded September 26, 2014 in Book 431, Page 437.  In the event that such Seller is unable to do so, it shall not constitute a breach by such Seller but shall constitute the failure of a condition precedent in favor of Purchaser (as if the same was included in Section 6.1) with respect to the Property owned by Charleston Federal Courthouse, LLC;

8.7.4.2has provided to Purchaser: (a) with respect to that certain Maintenance Agreement, relating to the Property owned by GPT Portland, OR 1201 Lloyd, LLC (Recording Date: September 19, 2000; Recording No.: 2000-130214), evidence of (i) its submission of the annual inspection maintenance reports for the past 2 years with respect to the Downstream Defender Treatment Device/Detention Facility/Storm Conveyance Structures as required by the Maintenance Agreement and (ii) the scheduled maintenance of the Oil-Water Separator for the past 2 years as required by the Maintenance Agreement; and (b) with respect to that certain Operations & Maintenance Agreement, relating to the Property owned by GPT Portland, OR 1201 Lloyd, LLC (Recording Date: September 24, 2009; Recording No.: 2009-135840), evidence that it is materially complying with the requirements of the Operations and Maintenance Plan.  In the event that the evidence provided by Purchaser discloses liabilities or conditions that were not known to Purchaser and are materially adverse to Purchaser or the Property from and after Closing, Purchaser shall have until 5:00 p.m. (Pacific time) on June 20, 2018, to provide written notice to Sellers of its disapproval thereof in which case, if such Seller is not able to remedy or satisfy the same and/or which the applicable Seller does not agree to indemnify Purchaser (in a manner reasonably acceptable to Purchaser) with respect to such liabilities (which such Seller shall be under no obligation to do), it shall not constitute a breach by such Seller but shall constitute the failure of a condition precedent in favor of Purchaser (as if the same was included in Section 6.1) with respect to the Property owned by GPT Portland, OR 1201 Lloyd, LLC;

8.7.4.3use commercially reasonable efforts to, with respect to that certain Parking Easement and Declaration of Covenants dated September 12, 2003 relating to the Property owned by Parkersburg BPD OC, LLC (recorded in Deed Book 1057, at Page 866, as modified by Corrected Parking Easement and Declaration of Covenants dated October 28, 2004, recorded in Deed Book 1074, at page 781), provide copies of (a) Memorandum of Understanding dated 6/26/2002 from such Seller with respect thereto; (b) Environmental Remediation Agreement dated September, 2003; and (c) parking construction contract between the City and BPD Parkersburg, LLC (referenced in Section 2.1(f) of the Declaration); and (iv) parking facility lease from the City to BPD Parkersburg, LLC and the GSA (referenced in Section 2.2(a) of the Declaration).  In the event that such Seller is unable to provide the same, or in the event that such Seller provides the same and such documents disclose liabilities or conditions that were not known to Purchaser and are material and adverse to Purchaser or the Property from and after Closing, Purchaser shall have until 5:00 p.m. (Pacific time) on the date that is three (3) business days after delivery thereof to provide written notice to Sellers of its disapproval thereof in which case, if such Seller is not able to remedy or satisfy the same and/or which the applicable Seller does not agree to indemnify Purchaser (in a manner reasonably acceptable to Purchaser) with respect to such liabilities (which such Seller shall be under no obligation to do), it shall not constitute a breach by such Seller but shall constitute the failure of a condition precedent in favor of Purchaser (as if the same was included in Section 6.1) with respect to the Property owned by Parkersburg BPD OC, LLC;

8.7.4.4use commercially reasonable efforts to, with respect to that certain Project Financing Agreement between 3000 Sidney Street Associates LLC and the Urban Redevelopment Authority of Pittsburgh dated March 6, 2003 and recorded March 7, 2003 in Deed Book Volume 11590, page 476, provide copies of (each as referenced therein) (a) the TIF Plan, (b) the Cooperation Agreement, and (c) the Tax Funds Agreement dated as of 11/1/1999, as amended, by and between the URA and J.P. Morgan Trust Company, National Association (as successor to Chase Manhattan Trust Company, National Association).  In the event that such Seller is unable to provide the same, or in the event that such Seller provides the same and such documents disclose liabilities or conditions that were not known to Purchaser and are material and adverse to Purchaser or the Property from and after Closing, Purchaser shall have until 5:00 p.m. (Pacific time) on the date that is three (3) business days after delivery thereof to provide written notice to Sellers of its disapproval thereof in which case, if such Seller is not able to remedy or satisfy the same and/or which the applicable Seller does not agree to indemnify Purchaser (in a manner reasonably acceptable to Purchaser) with respect to such liabilities (which such Seller shall be under no obligation to do), it shall not constitute a breach by such Seller but shall constitute the failure of a condition precedent in favor of Purchaser (as if the same was included in Section 6.1) with respect to the Property owned by Pittsburgh USCIS OC, LLC;

8.7.4.5use commercially reasonable efforts to obtain, with respect to the Des Plaines FAA Property, an estoppel executed by the O’Hare Lake Owner’s Association in substantially the form attached as Schedule 8.7.4.5 (the “O’Hare Association Estoppel”) dated not more than sixty (60) days prior to the applicable Closing and without any material or adverse exceptions or qualifications (provided that qualifications as to a party’s knowledge or as to materiality shall in no event constitute material qualifications).  In the event that such Seller is unable to provide the same, it shall not constitute a breach by such Seller but shall constitute the failure of a condition precedent in favor of Purchaser (as if the same was included in Section 6.1) with respect to the Des Plaines FAA Property; and

8.7.4.6shall use commercially reasonable efforts, as to the Property owned by The Riverdale FDA LLC, to cause to be closed, the open permits shown on Schedule 8.7.4.6 (except to the extent that work with respect to any such permit is ongoing as of Closing).  In the event that such Seller is unable to do so, it shall not constitute a breach by such Seller but shall constitute the failure of a condition precedent in favor of Purchaser (as if the same was included in Section 6.1) with respect to the Property owned by The Riverdale FDA LLC.

8.8.Novation Agreement.

8.8.1Promptly after the applicable Closing, with respect to each Government Lease, Seller will work with GSA to obtain the execution by GSA of a Novation Agreement.  If prior to execution of a Novation Agreement, GSA requires changes to such Novation Agreement signed at Closing, then such changes shall be reasonably accommodated by Purchaser and such Seller.  Notwithstanding the foregoing, in the event GSA requires that Purchaser process and obtain a Novation Agreement, Purchaser shall be obligated to work to obtain the execution by GSA of such Novation Agreement and Seller (at no material out-of-pocket cost to Seller) shall reasonably cooperate with Purchaser in obtaining same.

8.8.2From and after the applicable Closing, Purchaser shall be permitted to contact GSA in order to obtain the Novation Agreements with respect to Properties acquired by Purchaser, and such Sellers shall provide Purchaser with contact information for the GSA’s applicable contracting officer.  Each applicable party agrees, at its own expense, to cooperate in good faith in connection with obtaining such documents, including the execution of the Novation Agreements.  For the period of time between Closing and GSA’s execution and delivery of the Novation Agreements recognizing Purchaser as the new “Lessor” under the Government Leases (“Pre-novation Period”).  Purchaser acknowledges that each Seller will continue to be the “Lessor” under the respective Government Lease.  However, after Closing, Purchaser shall be solely responsible for the performance of any obligations under the Government Leases for the period after Closing.  Accordingly, Purchaser hereby agrees to indemnify, defend, and hold the Seller Indemnified Parties harmless from and against any liabilities, damages, costs, and expenses (including, but not limited to, reasonable attorneys’ fees) arising from or related to Purchaser’s noncompliance with any of the terms of any Government Leases during or relating to the Pre-novation Period (“Pre-novation Period Indemnity”).  Purchaser and Sellers agree to use commercially reasonable efforts to obtain the approval of GSA to make the effective date of the Novation Agreements the same as Closing Date.  Purchaser and Sellers shall promptly and diligently execute and complete any forms, registrations, or other requirements of GSA in connection with the recognition of Purchaser as the new Lessor under the Government Leases.

8.8.3In the event that GSA requires that the Novation Agreement include the provision set forth on Schedule 8.8.3 (or words to that effect), Sellers and Purchaser shall work together in good faith to resolve the same; provided, however, that Sellers shall not be required to agree to the same unless Purchaser, in its sole discretion agrees to provide Sellers with an indemnity that is acceptable to Sellers in their sole discretion.

8.8.4The provisions of this Section 8.8 shall survive Closing.

9.	AS-IS TRANSACTION, RELEASE AND INDEMNITY AS-IS TRANSACTION; PURCHASER ACKNOWLEDGMENTS AND AGREEMENTS.

9.1.As-Is Transaction, Purchaser Acknowledgments and Agreements.  Purchaser hereby acknowledges and agrees as follows:

9.1.1Purchaser is acquiring each Property “AS IS, WHERE IS” AND “WITH ALL FAULTS, LIABILITIES, AND DEFECTS, LATENT OR OTHERWISE, KNOWN OR UNKNOWN,” in its present state and condition as of the applicable Closing Date, with no rights of recourse against any Seller (or any related or affiliated party) for same except for a breach of any express representation or warranty made by such Seller in this Agreement or any Sellers’ Closing Document.  Purchaser acknowledges that Purchaser will be given a full and complete opportunity to conduct its own investigation as to any matter, fact, or issue which might influence Purchaser’s decision to purchase the Properties.  During the Inspection Period, Purchaser was given the right to make a thorough inspection and investigation of the Properties employing its own experts for such purpose.  Purchaser represents and warrants as of each applicable Closing that Purchaser has been afforded the right to conduct a thorough inspection of the applicable Properties and is not relying on any representation or warranty of any Seller other than those expressly set forth in Section 8.1 herein (and subject in all events to the limitations in this Agreement).  Purchaser understands and agrees that except as expressly set forth in Section 8.1 no Seller makes any warranties regarding, and shall have no liability whatsoever with respect to, the accuracy, correctness, or suitability of the Property Information.  Purchaser further acknowledges that the AS-IS nature of the transaction and that the other terms and conditions described in this Section have been taken into account in the establishment of the Purchase Price.  The provisions of this Section shall survive each Closing as to the applicable Property(ies) acquired pursuant thereto.

9.1.2Except to the extent expressly set forth in Section 8.1 and the Sellers’ Closing Documents, no Seller nor any of Seller’s affiliates, direct or indirect owners, agents, contractors, consultants, attorneys, or representatives have made, do not make, and specifically negate and disclaim, and Purchaser is not relying on, any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning, or with respect to:  (i) the value of any Property; (ii) any income to be derived from any Property; (iii) the suitability of any Property for any and all activities and uses which Purchaser may conduct thereon, including without limitation, the possibilities for further development of any Property or construction thereon, the feasibility of adopting any condominium form of ownership or Purchaser’s ability to market the same; (iv) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of any Property or any improvements thereon; (v) the manner, quality, state of repair or lack of repair on any Property or any improvements thereon; (vi) the nature, quality or condition of any Property, including without limitation with respect to water conditions, soil, geological or geotechnical condition (including without limitation soil expansiveness, corrosivity, or stability, or seismic, hydrological, geological and topographical conditions and configurations, including without limitation any opinions or conclusions of any soils engineer(s) retained to perform geotechnical and/or soils studies or to oversee any soils engineering aspects of developing any Property); (vii) the compliance of or by any Seller, any Property, or its operation with any codes, laws, rules, ordinances, regulations of any applicable governmental authority or body; (viii) the manner or quality of the construction or materials incorporated into any Property; (ix) compliance with Environmental Laws or land use laws, rules, regulations, orders, codes or requirements, including, but not limited to, the Americans with Disabilities Act of 1990, and/or any rules or regulations promulgated under any of the foregoing (as the same may be amended from time to time); (x) the presence or absence of radon gas, methane gas, or any Hazardous Materials at, on, under, or adjacent to any Property; (xi) the content, completeness or accuracy of any Property Information and/or Title Commitments; (xii) the conformity of any improvements to any plans or specifications, including without limitation any plans and specifications that may have been or may be provided to Purchaser; (xiii) the conformity of any Property to past, current or future applicable zoning or building requirements; (xiv) deficiency of any undershoring; (xv) deficiency of any drainage; (xvi) the fact that all or a portion of any Property may be located on or near an earthquake fault line or in or near an earthquake or seismic hazard zone; (xvii) the existence of vested land use, zoning or building entitlements affecting any Property; (xviii) water rights or the availability of or access to water; (xix) the presence or suitability of any utilities or availability thereof, or (xx) any other matter relating to any Property or to the development, construction, operation, or sale of any Property, including, but not limited to, legal requirements, valuations, feasibility, cost, governmental permissions or entitlements, claims and obligations, license and other use rights and claims, the future use and operation of any Property and marketability and investment return.  No Seller nor its direct or indirect owners, affiliates, and each of the foregoing’s employees, agents, contractors, consultants, attorneys or representatives shall be liable for any relief, including damages, rescission, reformation, allowance or adjustments based on the failure of any Property, including, but not limited to, amount of acreage, square footage, zoning, and environmental condition, to conform to any specific standard or expectation, or any third party documents or information.  Notwithstanding any other provision herein, in the event that any Leases or Contracts contain any express representations or warranties from any tenant, contractor, subcontractor, agent, or consultant, Purchaser shall look solely to such tenant, contractor, subcontractor, agent, or consultant in the event of a breach thereof, and shall not have any recourse against any Seller in connection with any such breach by or attributable to that tenant, contractor, subcontractor, agent or consultant.  Notwithstanding the foregoing, nothing in this Section 9.1.2 shall be deemed to excuse a Seller with respect to any breach of its express representations and warranties set forth in Section 8.1 of this Agreement or the Sellers’ Closing Documents or prevent Purchaser’s recovery against such Seller with respect to any such breach (subject to the limitations set forth in this Agreement).  The provisions of this Section shall survive each Closing as to the applicable Property(ies) acquired pursuant thereto.

9.1.3Each Property and the development thereof are subject to numerous governmental requirements under the jurisdiction of multiple local, state, and federal agencies.  It is Purchaser’s sole responsibility to confirm the feasibility of and obtain all necessary and/or appropriate governmental approvals and entitlements for the continued use, and any further development of the Property.  No Seller makes any representations or warranties of any kind regarding any governmental approvals or entitlements or the ability to develop any Property now or in the future.  No Seller makes any representation or warranty of any kind as to a tenant’s intentions with respect to the Property or any lease or the funding or continued funding of any governmental agency that is a tenant.  Purchaser acknowledges and understands that the entitlement and regulatory approval process is extremely complicated and uncertain, and involves a substantial number of steps.  Purchaser acknowledges that it is a sophisticated real estate investor and is familiar with such risks.  Purchaser shall be solely responsible to obtain, at its sole cost, all governmental approvals, which may from time to time be required for any further development of any Property.  Purchaser acknowledges and agrees that no Seller shall have any liability, obligation, or responsibility for any costs, fees, or expenses of any kind whatsoever related to, or associated with the post-closing entitlement of any Property.

9.2.Purchaser’s Release of Sellers.

9.2.1AS A MATERIAL PART OF THE CONSIDERATION TO SELLERS FOR THE SALE OF THE PROPERTIES, PURCHASER, EFFECTIVE UPON THE APPLICABLE CLOSING HEREBY IRREVOCABLY WAIVES, AND RELEASES THE RESPECTIVE SELLER, ITS AFFILIATES, PARTNERS, MEMBERS, DIRECT AND INDIRECT OWNERS, PRINCIPALS, AGENTS, REPRESENTATIVES, ATTORNEYS, AND EMPLOYEES FROM ANY AND ALL CLAIMS, DEMANDS, OBLIGATIONS, DAMAGES, CAUSES OF ACTION AND LIABILITIES, WHETHER KNOWN OR UNKNOWN, OTHER THAN THOSE FOR BREACH OF ANY SELLER’S COVENANTS, REPRESENTATIONS OR WARRANTIES AND SET FORTH HEREIN OR IN ANY DOCUMENT DELIVERED BY ANY ONE OR MORE OF THE SELLERS AT CLOSING, THAT ARE BASED DIRECTLY OR INDIRECTLY ON, ARISE FROM OR IN CONNECTION WITH, OR ARE RELATED

TO:  (A) ANY PAST, PRESENT OR FUTURE CONDITION OF ANY PROPERTY, INCLUDING WITHOUT LIMITATION ANY DEFECTS IN OR TO ANY PROPERTY OR ANY IMPROVEMENTS TO ANY PROPERTY’S PROXIMITY TO ANY GEOLOGICAL HAZARD, OR THE PRESENCE OF HAZARDOUS MATERIALS AT ANY PROPERTY, WHETHER IN COMMON LAW OR UNDER ANY EXISTING OR HEREINAFTER ENACTED FEDERAL, STATE OR LOCAL LAW, REGULATION, OR ORDINANCE, INCLUDING WITHOUT LIMITATION CERCLA AND RCRA, AS AMENDED, AND WHETHER OR NOT CAUSED BY THE ACT, OMISSION OR NEGLIGENCE OF SELLERS, (B) ANY AND ALL STATEMENTS, REPRESENTATIONS, WARRANTIES, DETERMINATIONS, CONCLUSIONS, ASSESSMENTS, ASSERTIONS OR ANY OTHER INFORMATION CONTAINED IN ANY OF THE DOCUMENTS DELIVERED TO PURCHASER IN CONNECTION HEREWITH (INCLUDING WITHOUT LIMITATION THE PROPERTY INFORMATION), OR ANY MISREPRESENTATION OR FAILURE TO DISCLOSE INFORMATION RELATING TO ANY PROPERTY OR THE DOCUMENTS DELIVERED TO PURCHASER IN CONNECTION HEREWITH (INCLUDING WITHOUT LIMITATION THE PROPERTY INFORMATION), (C) ANY DEFECT, INACCURACY OR INADEQUACY IN THE CONDITION OF TITLE TO ANY PROPERTY, LEGAL DESCRIPTION OF ANY PROPERTY, OR COVENANTS, RESTRICTIONS, ENCUMBRANCES OR ENCROACHMENTS WHICH AFFECT ANY PROPERTY, OR (D) ANY ACTIONS, PLANS OR INTENTIONS OF TENANTS, INCLUDING WITHOUT LIMITATION ANY FAILURE TO RENEW OR EXTEND ANY LEASES.

9.2.2PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT (i) PURCHASER MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW OR AS OF THE CLOSING KNOWN OR BELIEVED TO BE TRUE REGARDING ANY PROPERTY AND/OR THE DOCUMENTS DELIVERED TO PURCHASER IN CONNECTION HEREWITH, (ii) PURCHASER’S AGREEMENT TO RELEASE, ACQUIT AND DISCHARGE SELLERS, THEIR AFFILIATES, PARTNERS, MEMBERS, DIRECT AND INDIRECT OWNERS, PRINCIPALS, AGENTS, REPRESENTATIVES, ATTORNEYS, AND EMPLOYEES AS SET FORTH HEREIN SHALL REMAIN IN FULL FORCE AND EFFECT, NOTWITHSTANDING THE EXISTENCE OR DISCOVERY OF ANY SUCH DIFFERENT OR ADDITIONAL FACTS, AND (iii) EXCEPT WITH RESPECT TO EACH SELLER’S WARRANTIES, COVENANTS, AGREEMENTS AND OBLIGATIONS UNDER THIS AGREEMENT AND THE SELLERS’ CLOSING DOCUMENTS, PURCHASER KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS, BENEFITS AND PRIVILEGES TO THE FULLEST EXTENT PERMISSIBLE UNDER ANY FEDERAL, STATE, LOCAL, OR OTHER LAWS WHICH DO OR WOULD NEGATIVELY AFFECT VALIDITY OR ENFORCEABILITY OF ALL OR PART OF THE RELEASES SET FORTH IN THIS AGREEMENT.

9.2.3PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT UPON THE CONSUMMATION OF EACH APPLICABLE CLOSING, THE SELLER THAT OWNS EACH PROPERTY THAT IS THE SUBJECT OF SUCH CLOSING SHALL BE DEEMED TO HAVE SATISFIED AND FULFILLED ALL OF SUCH SELLER’S COVENANTS, INDEMNITIES, AND OBLIGATIONS CONTAINED IN THIS AGREEMENT AND ANY DOCUMENTS EXECUTED BY SUCH SELLER FOR THE BENEFIT OF PURCHASER IN CONNECTION WITH SUCH CLOSING (OTHER THAN SUCH OBLIGATIONS WHICH ARE EXPRESSLY CONTEMPLATED HEREIN TO BE PERFORMED BY SUCH SELLER FOLLOWING THE CLOSING), AND SUCH SELLER SHALL HAVE NO FURTHER LIABILITY TO PURCHASER OR OTHERWISE WITH RESPECT TO THIS AGREEMENT, THE TRANSFERS CONTEMPLATED HEREBY, OR ANY SELLERS’ CLOSING DOCUMENT OR OTHER DOCUMENTS DELIVERED PURSUANT HERETO, EXCEPT TO THE EXTENT OF ANY OBLIGATION OR LIABILITY SELLERS MAY HAVE UNDER THIS AGREEMENT FOR A BREACH OF SELLERS’ REPRESENTATIONS AND WARRANTIES AND EXCEPT FOR SUCH OBLIGATIONS WHICH ARE EXPRESSLY CONTEMPLATED HEREIN TO BE PERFORMED BY SUCH SELLER FOLLOWING THE CLOSING, IN EACH CASE AS TO WHICH SELLERS’ LIABILITY, IF ANY, SHALL BE LIMITED, AS PROVIDED HEREIN.  THE PROVISIONS OF THIS SECTION, INCLUDING, WITHOUT LIMITATION THE WAIVER AND RELEASE CONTAINED HEREIN, SHALL BE DEEMED REAFFIRMED AT EACH APPLICABLE CLOSING AND SHALL SURVIVE SUCH CLOSING (AND NOT BE MERGED THEREIN).

9.2.4PURCHASER AGREES NEVER TO COMMENCE OR PROSECUTE, OR CONSPIRE OR COLLUDE WITH OTHERS TO COMMENCE OR PROSECUTE, AGAINST ANY SELLER, ITS AFFILIATES, PARTNERS, MEMBERS, DIRECT AND INDIRECT OWNERS, PRINCIPALS, AGENTS, REPRESENTATIVES, ATTORNEYS AND EMPLOYEES, ANY ACTION OR OTHER PROCEEDING BASED UPON ANY CLAIM COVERED BY THIS RELEASE.  THIS RELEASE SHALL BE DEEMED REAFFIRMED AT EACH CLOSING.

9.2.5NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SECTION 9.2 OR SECTIONS 8.6 OR 9.1, NOTHING IN THIS SECTION 9.2 OR IN SECTIONS 8.6 OR 9.1 SHALL (1) OPERATE TO RELEASE ANY SELLER FROM ITS LIABILITIES AND OBLIGATIONS IN CONNECTION WITH SUCH SELLER’S REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN SECTION 8.1 OF THIS AGREEMENT (SUBJECT TO THE LIMITATIONS ON SURVIVAL AND LIABILITY THEREON SET FORTH IN THIS AGREEMENT) OR IN SELLERS’ CLOSING DOCUMENTS, OR (2) BE CONSTRUED TO RELEASE ANY SELLER OR ITS AFFILIATES FROM AN ACT OF COMMON LAW FRAUD, OR ANY ACT OR OMISSION FIRST MADE BY SUCH SELLER OR ITS AFFILIATES FROM AND AFTER THE APPLICABLE CLOSING DATE, OR (3) be construed as an assumption by Purchaser of any liability that ANY Seller or any OF ITS AFFILIATES may have to any third party for a matter the cause of which occurred prior to the APPLICABLE Closing Date, including any Governmental AUTHORITY.

9.2.6THE FOLLOWING APPLIES TO THE PROPERTY LOCATED IN THE STATE OF CALIFORNIA:

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER FURTHER AGREES AND ACKNOWLEDGES THAT, IN GIVING THE FOREGOING WAIVERS AND RELEASES (INCLUDING, WITHOUT LIMITATION, THE RELEASE IN SECTION 8.6.1), IT HAS WITH ITS LEGAL COUNSEL CONSIDERED SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES THAT:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor

[Remainder of page intentionally blank.]

AND, BEING AWARE THAT SAID SECTION 1542 MIGHT OTHERWISE APPLY TO AND LIMIT THE EFFECT OF PURCHASER’S WAIVER AND RELEASE HEREIN, KNOWINGLY WAIVES THE BENEFITS OF SUCH STATUTE AND INTENDS THAT IT NOT BE APPLICABLE HERE.

Sellers have given Purchaser material concessions regarding this transaction in exchange for Purchaser agreeing to the provisions of this Section 9.2.  Purchaser initialed this Section 9.2 to further indicate their awareness and acceptance of each and every provision hereof.

INITIALS:	PURCHASER ________

9.2.7THE TERMS AND PROVISIONS OF THIS SECTION 9.2 SHALL SURVIVE EACH CLOSING.

10.DEFAULT AND REMEDIES.

10.1.Default by Purchaser.  PURCHASER AND SELLERS HEREBY ACKNOWLEDGE AND AGREE THAT, IN THE EVENT THAT PURCHASER FAILS TO CONSUMMATE ANY CLOSING  FOR ANY REASON OTHER THAN A SELLER’S DEFAULT, A FAILURE OF A CONDITION PRECEDENT TO PURCHASER’S OBLIGATION TO PROCEED TO CLOSING (THAT WAS NOT CAUSED BY PURCHASER OR ITS REPRESENTATIVES OR AFFILIATES), OR THE PERMITTED TERMINATION OF THIS AGREEMENT BY EITHER SELLER OR PURCHASER AS HEREIN EXPRESSLY PROVIDED (A “PURCHASER DEFAULT”), THE APPLICABLE SELLER(S) WILL SUFFER DAMAGES IN AN AMOUNT WHICH WILL, DUE TO THE SPECIAL NATURE OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THE SPECIAL NATURE OF THE NEGOTIATIONS WHICH PRECEDED THIS AGREEMENT, BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ASCERTAIN.  IN ADDITION, PURCHASER WISHES TO HAVE A LIMITATION PLACED UPON THE POTENTIAL LIABILITY OF PURCHASER TO SELLERS IN THE EVENT OF A DEFAULT BY PURCHASER, AND WISHES TO INDUCE SELLERS TO WAIVE OTHER REMEDIES WHICH SELLERS MAY HAVE IN THE EVENT OF A PURCHASER DEFAULT.  PURCHASER AND SELLERS, AFTER DUE NEGOTIATION, HEREBY ACKNOWLEDGE AND AGREE THAT THE AMOUNT OF THE EARNEST MONEY REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH THE APPLICABLE SELLER(S) WILL SUSTAIN IN THE EVENT OF SUCH PURCHASER DEFAULT.  PURCHASER AND SELLERS HEREBY AGREE THAT IN THE EVENT OF A PURCHASER DEFAULT, SELLERS MAY, AS SELLERS’ SOLE AND EXCLUSIVE REMEDY FOR PURCHASER’S DEFAULT, TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO PURCHASER AND ESCROW AGENT PRIOR TO THE CLOSING TO WHICH THE PURCHASER’S DEFAULT RELATES, RECEIVE THE EARNEST MONEY THEN BEING HELD BY ESCROW AGENT AS LIQUIDATED DAMAGES AND ESCROW AGENT IMMEDIATELY SHALL DELIVER SUCH EARNEST MONEY TO SAID SELLER(S).  SUCH RETENTION OF THE EARNEST MONEY BY SELLERS IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLERS AND SHALL NOT BE DEEMED TO CONSTITUTE A FORFEITURE OR PENALTY.

NOTHING IN THIS SECTION 10.1 SHALL (A) PREVENT OR PRECLUDE ANY RECOVERY OF ATTORNEYS’ FEES OR OTHER COSTS INCURRED BY SELLERS PURSUANT TO SECTIONS 4.3, 4.5 or 12.5 OR (B) IMPAIR OR LIMIT THE EFFECTIVENESS OR ENFORCEABILITY OF THE INDEMNIFICATION OBLIGATIONS OF PURCHASER CONTAINED IN SECTIONS 4.3, 7.5.4, 8.8.2, 11 AND 12.2 OR IN THE PURCHASER’S CLOSING DOCUMENTS.

10.2.Default by Sellers. In the event that any Seller fails to consummate any Closing of a Property for any reason other than a Purchaser’s Default, a failure of a condition precedent to such Seller’s obligation to proceed to Closing (that was not caused by a Seller or its representatives or affiliates), or the permitted termination of this Agreement by either Seller or Purchaser as herein expressly provided, Purchaser’s sole and exclusive remedy shall be to elect one of the following:  (a) to terminate this Agreement by written notice thereof to Sellers provided no later than the date of the applicable Closing, in which event Purchaser shall be entitled to the return by Escrow Agent to Purchaser of the Earnest Money then on deposit with Escrow Agent and Sellers shall pay Purchaser the actual out-of-pocket costs and expenses incurred by Purchaser in performing its due diligence investigations of the Properties, in negotiating this Agreement, and in obtaining financing for Purchaser’s acquisition of the Properties (including reasonable attorneys’ fees) and expenses incurred in connection with all of the foregoing, but not to exceed $500,000 in the aggregate (collectively, “Pursuit Costs”); or (b) to bring a suit for specific performance for all Properties (except for any Withdrawn Property or any Property previously acquired by Purchaser in a prior Closing), provided that any suit for specific performance must be brought as to all Properties (except for any Withdrawn Property or any Property previously acquired by Purchaser in a prior Closing) within forty-five (45) days of Sellers’ default, Purchaser’s waiving the right to bring suit for less than all of the Properties or at any later date to the extent permitted by law.  Purchaser hereby waives the right to seek to enforce any other remedy against Sellers, including without limitation a suit for monetary damages and waives the right to file a lis pendens or other similar notice against any Real Property except in connection with a suit for specific performance commenced pursuant to this Section.  Notwithstanding the foregoing provisions of this Section 10.2 to the contrary, if (i) Purchaser pursues an action for specific performance against a Seller within forty-five (45) days of Sellers’ default, (ii) specific performance is not available as a remedy because such Seller has willfully and deliberately transferred the Property to a third party, and (iii) Purchaser was not in default under the terms of this Agreement, all conditions precedent to such Seller’s obligation to proceed to Closing were satisfied and Sellers did not validly terminate this Agreement (and Sellers have not raised in good faith an allegations of a Purchaser default or a failure of a condition precedent), then Purchaser shall have a right to seek actual damages (but not consequential or punitive damages) in excess of Pursuit Costs.

11.BROKER’S COMMISSIONS.

11.1Except for Eastdil Secured, L.L.C and Cushman & Wakefield U.S., Inc. (collectively, “Broker”), the Sellers, on the one hand, and Purchaser, on the other hand, represent and warrant to the other that nether it (nor any of its affiliates) has had any contact or dealing regarding the Properties, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder’s fee as a procuring cause of the sale contemplated herein.  Sellers shall pay the commission to Broker pursuant to a separate agreement between Sellers and Broker only upon the occurrence of each Closing.  If the transactions contemplated herein fail to close for any reason whatsoever, then no commission shall be due to Broker.

11.2Sellers shall and do hereby indemnify Purchaser against, and agree to hold Purchaser harmless for and from any claim, demand or suit for any brokerage commission, finder’s fee or similar charge in respect of the execution of this Agreement or the transaction contemplated hereby based on any act by or agreement or contract with or on behalf of any Seller or any of its affiliates or claim by Broker, and for all losses, obligations, costs, expenses and fees (including reasonable attorneys’ fees) incurred by Purchaser on account of or arising from any such claim, demand or suit.

11.3Except for the commissions payable by Sellers to Broker pursuant to Section 11.1, Purchaser shall and does hereby indemnify Sellers, their respective affiliates, partners, members, direct and indirect owners, principals, agents, representatives, attorneys and employees against, and agrees to hold Sellers harmless for and from any claim, demand or suit for any brokerage commission, finder’s fee or similar charge in respect of the execution of this Agreement or the transaction contemplated hereby based on any agreement or contract with or on behalf of Purchaser or any of its affiliates, and for all losses, obligations, costs, expenses and fees (including reasonable attorneys’ fees) incurred by Sellers on account of or arising from any such claim, demand or suit.

11.4The foregoing indemnities shall survive each applicable Closing or earlier termination of this Agreement.

12.MISCELLANEOUS PROVISIONS.

12.1.Notices.  All written notices or demands of any kind which either party hereto may be required or may desire to serve on the other in connection with this Agreement shall be served by personal service, recognized overnight courier service (e.g., Federal Express or UPS) or electronic mail sent prior to 5:00 P.M. (Pacific time) on a business day (provided that in connection with notice by electronic mail, notice shall also be provided pursuant to one of the other permitted methods for delivery the following day).  Any such notice or demand so to be served by recognized overnight courier service or electronic mail shall be delivered with all applicable delivery charges thereon fully prepaid and, if the party so to be served by Sellers, addressed to Sellers as follows:

c/o Saban Real Estate LLC

10100 Santa Monica Blvd., Suite 2600

Los Angeles, CA 90067

Attention:  [       ] and [       ]

Telephone:  [              ]

Email:  [       ] and [       ] (provided that any notices given to Sellers must simultaneously be sent to notices-re@saban.com)

with a copy thereof to:

Paul Hastings LLP

515 S. Flower Street, 25th Floor

Los Angeles, CA 90071

Attention:  [       ]

Telephone:  [       ]

Email:  [       ]

and, if the party so to be served be Purchaser, addressed to Purchaser as follows:

Easterly Government Properties Inc.

2101 L St NW #650

Washington, DC 20037

Attention:  [       ]

Telephone:  [       ]

Email:  [       ]

with a copy thereof to:

Stroock & Stroock & Lavan LLP

1875 K Street, Suite 800

Washington, DC 20036

Attention:  [       ]

Telephone:  [       ]

Email: [       ]

and, if the party to be served be Escrow Agent, addressed to Escrow Agent as follows:

Chicago Title Insurance Company

1901 Pennsylvania Avenue, NW, Suite 201

Washington, DC 20006

Attention:  [       ]

Telephone:  [       ]

Email:  [       ]

Service of any such notice or demand so made by personal service, recognized overnight courier or electronic mail shall be deemed complete upon (i) with respect to personal delivery, upon such delivery, (ii) with respect to deposit with overnight courier, upon one (1) business day after such deposit, and (iii) with respect to email transmission, upon the date of the email transmission provided that (x) sender does not receive a return email indicating that the email was undeliverable, and (y) the subject line indicates in capital letters that such email is a “NOTICE” pursuant to this Agreement). Either party hereto may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address to which or a different person to whose attention all such notices or demands are thereafter to be addressed. Each party agrees that the attorney for a party shall have the authority to deliver notices on such party’s behalf to the other parties hereto.

12.2.Assignment; Binding on Successors and Assigns

. Purchaser may (i) assign this Agreement as to all (but not less than all) of the Properties to any entity controlled by or under common control with Purchaser; provided that (a) any such assignee must expressly assume all of the duties and obligations of Purchaser hereunder with respect to the applicable Property, (b) Purchaser must deliver to Seller a copy of the executed assignment/assumption agreement on or before that date which is five (5) business days prior to the applicable assignment, (c) no such assignment shall serve to release Purchaser from its duties and obligations hereunder, and (d) Purchaser shall be solely responsible for the payment of all realty transfer taxes due as a result of any such assignment.  Purchaser shall also have the right to designate one or more entities controlled by or under common control with Purchaser to take title to the applicable Properties (a “Purchaser Designee”), and shall provide the applicable Seller with written notice of such designation, if any, no later than 5 days prior to the applicable Closing, provided that Purchaser shall be solely responsible for the payment of all realty transfer taxes due as a result of Purchaser’s designation of any Purchaser Designee to take title to the applicable Properties.  Purchaser shall defend, indemnify and hold harmless the Seller Indemnified Parties from and against any and all Losses arising out of or resulting from Purchaser’s failure to pay realty transfer tax in accordance with this Section 12.2.  With respect to each Property located in the Commonwealth of Pennsylvania, Seller understands and agrees that (A) Purchaser is entering into this Agreement for the benefit of a Purchaser Designee and that prior to the applicable Closing with respect to such Property Purchaser intends to assign to such Purchaser Designee, for no additional consideration, all of Purchaser’s rights under this Agreement with respect to such Property in accordance with the foregoing clause (i) above and (B) Purchaser has no intent on obtaining legal or equitable title to any such Property located in the Commonwealth of Pennsylvania . With respect to any Purchaser Designee, from and after each applicable Closing, Purchaser shall have the right to enforce this Agreement on behalf of such Purchaser Designee as to the Property acquired thereby.  Except as expressly provided herein, Purchaser shall not otherwise assign, transfer or convey its rights or obligations under this Agreement or with respect to the Properties without the prior written consent of Sellers, which consent Sellers may withhold in their sole, absolute and subjective discretion.  Any attempted assignment without the prior written consent of Sellers where such consent is required hereunder shall be void and Purchaser shall be deemed in default hereunder.  Any permitted assignments shall not relieve the assigning party from its liability under this Agreement.  Subject to the foregoing, and except as provided to the contrary herein, the terms, covenants, conditions and warranties contained herein and the powers granted hereby shall inure to the benefit of and bind all parties hereto and their respective successors and assigns or a Purchaser Designee, and all subsequent owners of the Properties.  The indemnity provisions of this Section 12.2 shall survive the Closing or any earlier termination of this Agreement.

12.3.Work Product.  At any applicable Seller’s or Sellers’ Agent’s written request, Purchaser shall promptly deliver to Sellers’ Agent, without any right of Sellers or Sellers’ Agent to rely or representation or warranty as to their accuracy or completeness, all reports, plans, studies, documents, written information and the like related to the physical condition of any Property which has been generated by Purchaser’s (and/or any of its affiliates’) third party consultants (and not generated by Purchaser in-house), whether prior to the Effective Date or during the pendency of this Agreement in connection with Purchaser’s proposed acquisition, development, use or sale of any Property (as applicable to any particular Seller, the “Work Product”); provided that only if any Seller or Sellers’ Agent requests in writing following the termination of this Agreement for any reason that Purchaser deliver to Sellers’ or Sellers’ Agent the Work Product, Seller or Sellers’ Agent shall reimburse Purchaser for the actual cost paid by Purchaser (or its affiliate) for any such reports, plans, studies, documents, and written information so requested by the applicable Seller or Sellers’ Agent as a condition to its receiving such information (and, except for Sellers’ obligation to pay Purchaser’s Pursuit Costs to the extent required by Section 10.2, notwithstanding anything else contained in this Agreement, Sellers shall otherwise have no liability or obligation to reimburse Purchaser for any Work Product).  For the avoidance of doubt, if Purchaser is entitled to be reimbursed for the cost of Work Product pursuant to Section 10.2 and this Section 12.3, Sellers shall only be required to make a single payment in respect thereof.  The Work Product shall be fully paid for by Purchaser and shall not be subject to any lien, encumbrance or claim of any kind.  In the event of a termination of this Agreement for any reason, promptly following the written request of Sellers’ Agent, Purchaser shall also either return or destroy (and certify to the destruction) all materials and information (including without limitation the Property Information) given to it by Sellers or Sellers’ consultants during pendency of this Agreement, subject to and in accordance with Section 4.6.  The terms and provisions of this Section 12.3 shall survive the termination of this Agreement.

12.4.Further Assurances.  In addition to the acts and deeds recited herein and contemplated to be performed, executed or delivered by Sellers or Purchaser, Sellers and Purchaser hereby agree to perform, execute and deliver, or cause to be performed, executed and delivered, on the Closing Date or thereafter any and all such further acts, deeds and assurances as Purchaser or Sellers, as the case may be, may reasonably require in order to consummate fully the transactions contemplated hereunder.

12.5.Attorneys’ Fees.  Notwithstanding anything to the contrary set forth herein (including the limitations set forth in Section 10.1 and Section 10.2) if any legal action or any arbitration or other proceeding is brought or if an attorney is retained for the enforcement of this Agreement or any portion thereof, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other reimbursement for the reasonable out-of-pocket fees of third party outside attorneys and other costs (including court costs and witness fees) incurred by it, in addition to any other relief to which it may be entitled; provided, however, that if either Sellers or Purchaser is or becomes liable to the other for attorneys’ fees in connection with this Agreement (pursuant to this Section 12.5 or otherwise), then such fees shall only include reasonable fees of outside counsel and shall specifically exclude any fees charged by in house counsel.  The term “prevailing party” means the party determined by the court, arbitrator or other competent decision maker, as applicable, on a matter, to have prevailed on the matter and in whose favor a judgment or award is rendered.

12.6.Entire Agreement.  This Agreement, together with the schedules, annexes and exhibits attached hereto, contains the entire agreement and understanding of the parties in respect to the subject matter hereof, and the parties intend for the literal words of this Agreement to govern and for all prior negotiations, drafts, and other extrinsic communications, whether oral or written, to have no significance or evidentiary effect.  The parties further intend that neither this Agreement nor any of its provisions may be changed, amended, discharged, waived or otherwise modified orally except only by an instrument in writing duly executed by the party to be bound thereby.  The parties hereto fully understand and acknowledge the importance of the foregoing sentence and are aware that the law may permit subsequent oral modification of a contract notwithstanding contract language which requires that any such modification be in writing; but Purchaser and Sellers fully and expressly intend that the foregoing requirements as to a writing be strictly adhered to and strictly interpreted and enforced by any court which may be asked to decide the question.  Each party hereto acknowledges that this Agreement accurately reflects the agreements and understandings of the parties hereto with respect to the subject matter hereof and hereby waive any claim against the other party which such party may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement.

12.7.Governing Law.  This Agreement shall be governed by the laws of the State of Delaware.

12.8.Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  A facsimile, “pdf” and/or electronic copy of a signed original counterpart of this Agreement shall be deemed sufficient to bind the parties, and shall be deemed an original for all purposes.

12.9.Headings; Construction.  The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.  When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa.  The use in this Agreement of the term “including” and related terms such as “include” shall in all cases mean “without limitation.”  All references to “days” in this Agreement shall be construed to mean calendar days unless otherwise expressly provided and all references to “business days” shall be construed to mean days other than Saturdays, Sundays or legal holidays for national banks in the States of California and Washington, D.C.

12.10.Time of Essence.  Sellers and Purchaser hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and failure to perform timely any of the terms, conditions, obligations or provisions hereof by either party shall constitute a default under this Agreement by the parties so failing to perform.

12.11.Partial Validity; Severability.  If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

12.12.No Third Party Beneficiaries.  This Agreement is for the sole and exclusive benefit of the parties hereto and their respective permitted successors and assigns, and designees, and no third party is intended to, or shall have, any rights hereunder.

12.13.Joint Product of Parties.  This Agreement is the result of arms-length negotiations between Sellers and Purchaser and their respective attorneys.  Accordingly, neither party shall be deemed to be the author of this Agreement and this Agreement shall not be construed against either party.

12.14.Calculation of Time Periods.  Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included at, unless such last day is not a business day, in which event the period shall run until the end of the next business day.  Unless otherwise expressly provided herein, the last day of any period of time described herein shall be deemed to end at 5:00 p.m., Pacific time.

12.15.Procedure for Indemnity.  The following provisions govern actions for indemnity under this Agreement.  Promptly after receipt by an indemnitee of notice of any claim, such indemnitee will, if a claim in respect thereof is to be made against the indemnitor, deliver to the indemnitor written notice thereof and the indemnitor shall have the right to participate in and, if the indemnitor agrees in writing that it will be responsible for any costs, expenses, judgments, damages, and losses incurred by the indemnitee with respect to such claim, to assume the defense thereof, with counsel mutually satisfactory to the parties; provided, however, that an indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnitor, if the representation of such indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual materially differing interests between such indemnitee and any other party represented by such counsel in such proceeding.  The failure of indemnitee to deliver written notice to the indemnitor within a reasonable time after indemnitee receives notice of any such claim shall relieve such indemnitor of any liability to the indemnitee under this indemnity if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnitor will not relieve it of any liability that it may have to any indemnitee other than under this indemnity.  If an indemnitee settles a claim without the prior written consent of the indemnitor, then the indemnitor shall be released from liability with respect to such claim unless the indemnitor has unreasonably withheld, conditioned or delayed such consent. Notwithstanding anything in this Agreement to the contrary, in no event shall any party be liable, by indemnity or otherwise for any consequential, exemplary, punitive or other special damages, including lost profits.

12.16.Section 1031 Exchange.  Sellers and Purchaser may each consummate the transaction contemplated by this Agreement as part of one or more so-called like kind exchanges (each, an “Exchange”) pursuant to Section 1031 of the Code, provided that:  (a) no Closing shall be delayed (other than delays otherwise expressly contemplated by the terms of this Agreement) or affected by reason of any Exchange nor shall the consummation or accomplishment of any Exchange be a condition precedent or condition subsequent to the other party’s obligations under this Agreement, (b) Sellers and Purchaser shall effect each Exchange through an assignment or partial assignment of its rights under this Agreement to a qualified intermediary, and (c) Sellers and Purchaser shall not be required to take an assignment of the purchase agreement for the replacement property or be required to acquire or hold title to any real property other than the Real Properties for purposes of consummating any Exchange.  Sellers and Purchaser shall not by this Agreement or acquiescence to any Exchange, (1) have its rights under this Agreement affected or diminished in any manner, (2) be responsible for compliance with or be deemed to have warranted that any Exchange in fact complies with Section 1031 of the Code, (3) incur any additional cost or expense or potential liability as a result of any Exchange by the other party (other than de minimis costs), or (4) be obligated to execute any agreement to effectuate any Exchange promulgated by the other party other than an acknowledgment and consent.

12.17.No Personal Liability.  Notwithstanding anything stated to the contrary herein, (i) each Seller’s liability under this Agreement shall be limited to such Seller’s respective interest in the Property owned thereby and the proceeds thereof, and (ii) except as expressly provided in the Joinder attached to this Agreement, under no circumstances shall any Seller’s direct or indirect owners, members, partners, constituent partners, affiliates, any Seller’s asset manager, nor any Seller’s employees or agents have any personal liability hereunder.

12.18.Waiver. Failure of any Seller, on the one hand, or Purchaser, on the other hand, to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by such party to any of its rights hereunder, except to the extent otherwise set forth herein. No waiver by any party at any time, expressed or implied, of any breach of any provision of this Agreement shall be deemed a waiver or a breach of any other provision of this Agreement or a consent to any subsequent breach of the same or any other provision. If any action by any party shall require the consent or approval of another party, such consent or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any action on the same or any subsequent occasion.

12.19.Several Liability.  The liability of each Seller hereunder shall be several, but not joint and, accordingly, each Seller shall be liable only with respect to breaches as to its respective Property and not the Properties owned by the other Sellers.

12.20.Radon Gas.  Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over a period of time.  Additional information regarding radon and radon testing may be obtained through your county health unit.

12.21.WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12.22.Post Closing Cooperation.

12.22.1Purchaser has advised Sellers that Purchaser (or its affiliates) may be required to file, in compliance with certain laws and regulations, audited financial statements, pro forma financial statements and other financial information related to the Properties for up to three (3) years prior to Closing and any interim period during the fiscal year in which each Closing occurs (collectively, the “Financial Information”).  Following each Closing, Sellers agree to use their commercially reasonable efforts to cooperate with Purchaser and its representatives and agents in preparation of the Financial Information to the extent such information is in Sellers’ possession or control; provided, however, that Sellers shall not be required to incur any out-of-pocket expenses or costs (other than de minimis expenses or costs) unless Purchaser reimburses Sellers for same.  Sellers shall maintain and allow access to, during normal business hours, upon reasonable prior written notice, such books and records of Sellers, Sellers’ accountants and Sellers’ manager of the Properties reasonably related to the Properties. Further, so long as the persons in charge of the management of the Properties at the time of

Closing remain in the employ of Sellers or an affiliate of Sellers, Sellers will make such persons reasonably available for interview. Notwithstanding the foregoing, Sellers shall not be required to provide any information concerning (i) Sellers’ capital structure or debt or ownership structure, (ii) Sellers’ financial analyses or projections, investment analyses, account summaries or other documents prepared solely for Sellers’ internal purposes and not directly related to the operation of the Properties, (iii) Sellers’ tax returns, or (iv) financial statements of Sellers or any affiliate of Sellers (other than Property-level financial statements).

12.22.2The provisions of this Section 12.22 shall survive the Closing.

12.23.Escrow Provisions.  Upon execution of this Agreement, the parties hereto shall deposit an executed counterpart of this Agreement with the Escrow Agent, and this Agreement shall serve as escrow instructions to the Escrow Agent as the escrow holder for consummation of the purchase and sale contemplated hereby.  Seller and Purchaser agree to execute such reasonable additional and supplementary escrow instructions as may be appropriate to enable the Escrow Agent to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.  The Escrow Agent joins in the execution of this Agreement to evidence its agreement to hold documents and funds in accordance with the terms and conditions of this Agreement.  Further, the following provisions shall control with respect to the rights, duties and liabilities of the Escrow Agent:

12.23.1The Escrow Agent acts hereunder as a depository only and is not responsible or liable in any manner whatsoever for the (i) sufficiency, correctness, genuineness or validity of any written instrument, notice or evidence of a party’s receipt of any instruction or notice which is received by the Escrow Agent, or (ii) identity or authority of any person executing such instruction notice or evidence.

12.23.2The Escrow Agent shall have no responsibility hereunder except for the performance by it in good faith of the acts to be performed by it hereunder, and the Escrow Agent shall have no liability except for its own willful misconduct or gross negligence.

12.23.3The Escrow Agent shall be reimbursed on an equal basis by Purchaser and Seller for any reasonable expenses incurred by the Escrow Agent arising from a dispute with respect to the amount held in escrow, including the cost of any legal expenses and court costs incurred by the Escrow Agent, should the Escrow Agent deem it necessary to retain an attorney with respect to the disposition of the amount held in escrow.

12.23.4In the event of a dispute between the parties hereto with respect to the disposition of the amount held in escrow, the Escrow Agent shall be entitled, at its own discretion, to deliver such amount to an appropriate court of law pending resolution of the dispute.

12.24.STATE-SPECIFIC PROVISIONS.

12.24.1As to the Dallas SSA Property:

12.24.1.1It is the express intent of the parties hereto that the provisions of Sections 5.5 and 5.6 above govern the rights of the parties in the event of damage to or condemnation of the Dallas SSA Real Property, and that the Texas Vendor and Purchaser Risk Act (Section 5.007 of the Texas Property Code) shall not apply to this Agreement.

12.24.1.2Notwithstanding the provisions of Section 7.5 of this Agreement, Purchaser acknowledges that Dallas SSA Seller may have collected from tenants of the Dallas SSA Real Property, as part of Additional Rents, funds for the purpose of paying Dallas SSA Seller’s Texas margin tax (the “Texas Margin Tax”) allocable to Dallas SSA Seller’s ownership of the Dallas SSA Property during the calendar year of Closing.  The parties agree that, because the Texas Margin Tax is charged based on the revenue that an entity receives rather than based on a party’s ownership of the Dallas SSA Property, the portion of Additional Rents allocable to the Texas Margin Tax will not be prorated like other Additional Rents.  In addition, Dallas SSA Seller will be entitled to retain all payments of Additional Rents allocable to the Texas Margin Tax that Dallas SSA Seller has received prior to the Closing Date; provided, however, if Dallas SSA Seller has received any payment of Additional Rents allocable to the Texas Margin Tax attributable for any period from and after the Closing Date, Purchaser shall receive a credit at Closing for such amount.  If Purchaser receives any payment of Additional Rents allocable to the Texas Margin Tax attributable for any period prior to the Closing Date, such payment shall be handled in the same manner as other uncollected Rents received by Purchaser in accordance with Section 7.5.1 hereof.

12.24.2As to any Property located in South Carolina, South Carolina law requires the supervision and/or involvement of attorneys licensed in South Carolina with respect to certain aspects of conveyances involving South Carolina real property in order avoid the potential unauthorized practice of law. The applicable Seller, Purchaser, and Escrow Agent agree to conduct the applicable Closing as to any real property located in South Carolina in such a manner as to comply with South Carolina law in this regard.

12.24.3As to the Pittsburgh FBI Property and the Pittsburgh ICE Property (as defined on Exhibit A):

12.24.3.1solely to the extent required to be disclosed by law (and not intending to be a representation or warranty of any Seller or cause any liability or responsibility for such/disclosure), the zoning classification of the Pittsburgh FBI Property is Specially Planned - 5 and the zoning classification of the Pittsburgh ICE Property is General Industrial. Notwithstanding the foregoing, Sellers and Purchaser acknowledge and agree that Purchaser shall make its own determination of the zoning classification of the Properties and Sellers shall have no liability under this Agreement or otherwise for any failure of the foregoing statement to be accurate.

12.24.3.2as a condition to closing in favor of Purchaser and Sellers, the Seller(s) of such Properties shall perform a dye test as required by the Pennsylvania Department of Environmental Protection and the Pittsburgh Water and Sewer Authority to confirm that the stormwater runoff from such Properties is not improperly connected to the sanitary sewer system.

12.24.3.3if such Property constitutes fifty-one percent (51%) or more of the assets of a Seller located in the Commonwealth of Pennsylvania, then at least ten (10) days prior to the Closing, Seller shall provide notice of the sale to the Pennsylvania Department of Revenue and the Pennsylvania Department of Labor and Industry (the “Bulk Sale Notices”) in connection with the obtaining of Bulk Sale Clearance Certificates (the “PA BSC Certificates”) as required under 43 Pa. C.S.A. § 788.3, 69 Pa. C.S.A. §529, 72 Pa.C.S.A. §1403(a), 72 Pa.C.S.A. §7240 and 72 Pa.C.S.A. §7321.1, and their respective amendments and any related or similar Pennsylvania law, decision, code, regulation or statute (collectively, “Bulk Sales Laws”).  Notwithstanding the foregoing, the parties further acknowledge that, as a result of procedures for the administration of applications for such PA BSC Certificates, and anticipated delays therein, Seller will not be able to obtain and deliver such PA BSC Certificates as of the Closing Date. On or before Closing, Seller shall provide to Purchaser copies of the Bulk Sale Notices. Seller agrees to use commercially reasonable efforts to obtain and deliver to Purchaser (with copies to Title Company) the PA BSC Certificates following Closing. At Closing, (i) Seller shall provide Title Company an affidavit and indemnity sufficient for Title Company to issue the Title Policy with respect to such Properties without taking exception for any bulk sales liability and (ii) continue to diligently pursue the PA BSC Certificates and shall promptly deliver such PA BSC Certificates to Purchaser and Title Company upon receipt thereof.  Seller shall defend, indemnify and hold harmless Purchaser or the applicable Purchaser Designee from and against any and Losses, including but not limited to reasonable attorneys' fees, incurred by Purchaser or the applicable Purchaser Designee as a result of Seller’s failure to comply with the obligations referenced in this Section 12.24.3.3.  The provisions of this Section 12.24.3.3 shall survive Closing until the delivery of the PA BSC Certificates.

12.24.4AS TO ANY PROPERTY LOCATED IN OREGON:  THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS THAT, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND THAT LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, IN ALL ZONES. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO VERIFY THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

12.24.5As to any Property located in the State of Maryland:

12.24.5.1Notice to Purchaser concerning the Chesapeake and Atlantic Coastal Bays Critical Area.  Purchaser is advised that all or a portion of the Real Property may be located in the “critical area” of the Chesapeake and Atlantic Coastal Bays, and that additional zoning, land use, and resource protection regulations apply in this area. The “critical area” generally consists of all land and water areas within 1,000 feet beyond the landward boundaries of State or private wetlands, the Chesapeake Bay, the Atlantic Coastal Bays, and all of their tidal tributaries. The “critical area” also includes the waters of and lands under the Chesapeake Bay, the Atlantic Coastal Bays, and all of their tidal tributaries to the head of tide. For information as to whether the Real Property is located within the critical area, Purchaser may contact the local department of planning and zoning, which maintains maps showing the extent of the critical area in the jurisdiction. Allegany, Carroll, Frederick, Garrett, Howard, Montgomery, and Washington counties do not include land located in the critical area.”  (Md. Code Real Property Art. § 14-117(d)).

12.24.6With respect to any Property located in Louisiana, references to Earnest Money in this Agreement shall be deemed to be references to a “deposit” or “deposits”.

12.24.7With respect to any Property located in the State of California:

12.24.7.1The Purchaser’s Closing Documents to be delivered under Section 7.1.2 shall include a Kern County Preliminary Change of Ownership Report, completed in accordance with the Purchase Price allocation set forth on Schedule 1.

12.24.7.2The Sellers’ Closing Documents to be delivered under Section 7.1.1 shall include a California Form RE-593 duly executed by the applicable Seller.

12.24.7.3Section 25359.7 of the California Health and Safety Code requires owners of nonresidential property who know or have reasonable cause to believe that a release of a Hazardous Material has come to be located on or beneath Real Property described on Exhibit B-1 to provide written notice of that condition to a buyer of the real property.  The only releases of the Hazardous Materials actually known to the applicable Seller, without duty of inquiry or investigation, are those specifically described as actual releases in the copies of the applicable Seller’s reports provided as Property Information.  Purchaser acknowledges and agrees that Purchaser has been provided with an adequate opportunity to, and encouraged to, retain its own consultants and experts to conduct its own inspections and examinations of the Real Property described on Exhibit B-1 and all matters relating to such Real Property.  By its execution of this Agreement, Purchaser: (a) acknowledges its receipt of the foregoing notice given pursuant to Section 25359.7 of the California Health and Safety Code and that it is aware of the benefits conferred to Purchaser by Section 1542 of the California Civil Code and the risks it assumes by any waiver of its benefits thereunder; and (b) after receiving advice of its legal counsel, waives any and all rights or remedies whatsoever, express or implied, Purchaser may have against the applicable Seller and/or the applicable Seller’s representatives, including remedies for actual damages arising out of or resulting from any unknown, unforeseen or unanticipated presence or releases of Hazardous Materials from or on the Real Property, including, without limitation, any damages under Section 25359.7 of the California Health and Safety Code. The provisions of this Section 12.24.7.2 shall not constitute an additional representation or warranty under the terms of this Agreement and shall survive the applicable Closing and shall not be merged into any closing documents (including, without limitation, any applicable Deed).

12.24.7.4Purchaser and the applicable Seller acknowledge that the applicable Seller may be required under California law to disclose if the Real Property described on Exhibit B-1 lies within the following natural hazard areas or zones:  (a) a special flood hazard area designated by the Federal Emergency Management Agency; (b) an area of potential flooding; (c) a very high fire hazard severity zone; (d) a wild land area that may contain substantial forest fire risks and hazards; (e) an earthquake fault zone; or (f) a seismic hazard zone.  Purchaser acknowledges that the applicable Seller will employ the services of Title Company or another third party selected by the applicable Seller and reasonably acceptable to Purchaser (“Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling the applicable Seller to fulfill its disclosure obligations, and to report the result of the Natural Hazard Expert’s examination to Purchaser and the applicable Seller in writing.  The written reports prepared by the Natural Hazard Expert regarding the results of the Natural Hazard Expert’s examination fully and completely discharges the applicable Sellers from its disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Civil Code Section 1103.4 regarding non-liability of the applicable Seller for errors or omissions not within the applicable Seller’s personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert’s expertise with respect to the examination and written report regarding the natural hazards referred to above.

12.24.8Notwithstanding anything in Section 7.5 of this Agreement to the contrary, as to any Properties located in Illinois, Taxes shall be prorated on a cash basis as of the applicable Closing and not on an accrual basis.

12.24.9As to any Property located in New York:

12.24.9.1Section 5.5 above is an express agreement to the contrary of Section 5-1311 of the New York General Obligations Law.

12.24.9.2Sellers and Purchaser shall join on the Closing Date in completing, executing, delivering and verifying the returns, affidavits and other documents required in connection with the taxes imposed under Article 31 of the Tax Law of the State of New York, New York City Real Property Transfer Tax Law (Admin. Code Article 21) and any other tax payable by reason of delivery and/or recording of the documents to be delivered at the Closing (collectively, “Conveyance Taxes”).  The Conveyance Taxes shall be paid in accordance with Schedule 7.3.  Sellers shall deliver to the Escrow Agent at the Closing certified check(s), payable to the order of the appropriate tax collecting agency or official, in the amount of all Conveyance Taxes (or shall otherwise cause the Escrow Agent to pay Conveyance Taxes at Closing after taking into account Closing prorations).  The provisions of this Section 12.24.9.2 shall survive the Closing.

12.24.9.3The Sellers’ Closing Documents to be delivered under Section 7.1.1 shall include (a) a New York State Real Estate Transfer Tax Return and Credit Line Mortgage Certificate with respect to the New York State Real Estate Transfer Tax (the “Form TP-584”), and (b) a New York State Real Property Transfer Report Form RP-5217 NYC (the “RP-5217”).

12.24.9.4The Purchaser’ Closing Documents to be delivered under Section 7.1.2 shall include the following (a) the Form TP-584, and (b) the RP-5217.

12.24.9.5With respect to any Property located in the State of Illinois, the applicable Seller shall deliver to Purchaser at Closing written confirmation from the Illinois Department of Revenue stating that the sale of such Property to Purchaser is not subject to, and does not subject Purchaser to, liability under, 35 ILCS 5/902(d) of the Illinois Income Tax Act (the “IL BSC Certificate”).  Notwithstanding anything to the contrary contained herein, the failure to deliver the IL BSC Certificate shall neither be a default by any Seller nor a Purchaser’s condition to Closing and, in the event that the applicable Seller fails to deliver to Purchaser at Closing the IL BSC Certificate, then the applicable Seller shall indemnify Purchaser, and hold Purchaser harmless, from and against any claim, loss or liability which may be asserted by the Illinois Department of Revenue against Purchaser as a result of the applicable Seller’s not having delivered the IL BSC Certificate and Seller having liability to the Illinois Department of Revenue as of the date of the Closing.  The provisions of this Section 12.24.9.5 shall survive the Closing until the delivery of the IL BSC Certificate.

12.24.10The Deed for any Property located in West Virginia shall have appended thereto a completed State Tax Commissioner of West Virginia Sales Listing Form.  In addition, in connection with the Closing for the Property located in West Virginia, pursuant to the Land Use Covenants and Notice of Restriction applicable thereto, the applicable Seller shall provide the required notice to the West Virginia Department of Environmental Protection of the transfer of the Property to Purchaser.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

"SELLERS"

ACQUEST GOVERNMENT LEASES, LLC, a New York limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

CHARLESTON SSA OC, LLC, a Delaware limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

CHARLESTON FEDERAL COURTHOUSE, LLC, a South Carolina limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

DALLAS SSA, L.P., a Texas limited partnership

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page- Purchase and Sale Agreement

CLARKSBURG GSA, LLC, a Michigan limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

DEA BAKERSFIELD, LLC, a Michigan limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

GPT PORTLAND, OR 1201 LLOYD, LLC, an Oregon limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

GSA DES PLAINES LLC, a Delaware limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

LOUDOUN BUILDING, L.L.C., a Virginia limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page- Purchase and Sale Agreement

PARKERSBURG BPD OC, LLC, a Delaware limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

PITTSBURGH FBI-GPT BUSINESS TRUST, a Pennsylvania business trust

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

PITTSBURGH USCIS OC, LLC, a Delaware limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

THE RIVERDALE FDA LLC, a Virginia limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page- Purchase and Sale Agreement

VA VENTURE BATON ROUGE, LLC, an Indiana limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page- Purchase and Sale Agreement

"PURCHASER"

EASTERLY GOVERNMENT PROPERTIES LP, a Delaware limited partnership

By:	Easterly Government Properties, Inc.,
a Maryland corporation

	By:	/s/ William C. Trimble, III
	Name:	William C. Trimble, III
	Title:	Chief Executive Officer and President

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page- Purchase and Sale Agreement

AGREED TO THIS 18th DAY OF JUNE, 2018, AS TO PROVISIONS RELATING TO ESCROW AGENT, AND ACKNOWLEDGMENT OF FULLY-EXECUTED COUNTERPART OF THIS AGREEMENT:

CHICAGO TITLE INSURANCE COMPANY

By:	/s/ Debra Bond
Name:	Debra Bond
Title:	Legal Assistant

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page- Escrow Agent Joinder

JOINDER BY GUARANTOR

SGSA I LLC, a Delaware limited liability company, joins the execution of this Agreement and agrees that from and after each Closing, it is jointly and severally liable with each Seller that owned a Property that was the subject of such Closing to Purchaser for a breach by such Seller of its representations and warranties set forth in Section 8.1 or a breach by such Seller of its post-closing obligations and covenants set forth in this Agreement subject in all events to the Cap, Floor and Survival Period set forth in Section 8.4.1 other than as set forth in Section 8.4.2.  For the avoidance of doubt, except as set forth in Section 8.4.2, in no event shall SGSA I LLC’s liability under this Agreement, the Sellers’ Closing Documents or the transactions contemplated therein exceed $5,375,000.00 in the aggregate and in no event shall SGSA I LLC be liable under Section 8.4.1 for any liability satisfied by any Seller or any third party (other than Purchaser, a Purchaser’s Designee or an affiliate thereof).

SGSA I LLC, a Delaware limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

Signature Page- Guarantor Joinder

SCHEDULES AND EXHIBITS

Exhibit A	List of Sellers and Properties

Exhibit B-1 – B-14	Legal Descriptions

Exhibit C-1 – C-14	List of Personal Property

Exhibit D-1 – D-14	List of Contracts

Exhibit E-1 – E-14	List of Leases

Exhibit F	Form of Assignment of Contracts, Leases and Bill of Sale

Exhibit G	Form of FIRPTA

Exhibit H	Form of Novation Agreement

Exhibit I	Form of Owner’s Affidavit and Gap Indemnity

Exhibit J	List of Tenant Inducement Costs

Exhibit K-1	Form of Statement of Lease

Exhibit K-2	Form of Estoppel Certificate

Exhibit L-1 – L-11	Forms of Deeds

Exhibit M-1	Form of Notice to Tenants

Exhibit M-2	Form of Notice to Vendors

Schedule 1	Purchase Price Allocations

Schedule 4.1	List of Property Information

Schedule 6.1.4	Tenants Excluded from Estoppel Requirement

Schedule 7.3	Escrow, Closing and Title Charges

Schedule 7.5.8	List of Capital Improvement Projects

Schedule 8.1.13	List of Pending Tax Appeals

Schedule 8.1.14	List of Employees

Schedule 8.7.2	Form of Charleston ROFR Notice

Schedule 8.7.3	List of Declaration Estoppel Agreements

Schedule 8.7.4.5	Form of O’Hare Association Estoppel

Schedule 8.7.4.6	List of Open Permits

Schedule 8.8.3	Novation Provision

EXHIBIT F

form of ASSIGNMENT OF LEASES AND CONTRACTS AND BILL OF SALE

This Assignment of Leases and Contracts and Bill of Sale (this "Assignment") is executed and delivered as of the ____ day of _________, 2018 (the "Closing Date"), pursuant to that certain Purchase and Sale Agreement and Escrow Instructions ("Agreement") dated _________, 2018, by and between _______________, a _______________ ("Seller"), and certain other sellers, and _____________, a _______________ ("Contract Purchaser"), covering the real property described in Exhibit A attached hereto ("Property").

1.	Sale of Personalty. For good and valuable consideration, Seller hereby sells, transfers, sets over and conveys to ______________ ("Purchaser") the following (the "Personal Property"):

(a)Tangible Personalty.  All of Seller’s right, title and interest in and to all furniture, fixtures, equipment, and other tangible personal property listed on Exhibit B attached hereto, or otherwise located in or on the Property, in each case to the extent owned by such Seller, excluding the Excluded Property (as defined in the Agreement); and

(b)Intangible Personalty.  All of Seller’s right, title and interest in and to any intangible property used in connection with the foregoing, including without limitation all contract rights, warranties, guaranties, licenses, permits, entitlements, governmental approvals and certificates of occupancy which benefit such Property, excluding the Excluded Property (as defined in the Agreement).

3.	Assignment of Leases and Contracts. For good and valuable consideration, Seller hereby assigns, transfers, sets over and conveys to Purchaser, and Purchaser hereby accepts the following:

(a)Leases.  All of the Seller's interest in and to all leases and guaranties relating to the Property, including without limitation the tenant leases listed in Exhibit B attached hereto ("Leases");

(b)Contracts.  Seller's right, title and interest in and to the contracts described in Exhibit C attached hereto (the "Contracts").

4.

Assumption.  Purchaser hereby assumes the obligations of Seller applicable to the period from and after the Closing Date under (a) the Leases listed on Exhibit B attached hereto and (b) the Contracts listed on Exhibit C attached hereto. Purchaser shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and reasonable attorneys' fees arising as a result of or with respect to the Leases and the Contracts that are attributable to the period from and after the Closing Date.  Subject to the limitations set forth in Section 8.4 of the Agreement, Seller shall defend, indemnify and hold harmless Purchaser from and against any liability, damages, causes of action, expenses, and reasonable attorneys' fees arising as a result of or with respect to the Leases or the Contracts that are attributable to the period prior to the Closing Date.

Exhibit F

5.

Agreement Applies.  Except as may otherwise be provided in the Agreement, the Contracts and Leases are being assigned and transferred, and the Personal Property is being transferred, to Purchaser on an "as is," and "where is" basis, with all faults, and without any representation or warranty, all of which Seller hereby disclaims, all as more particularly set forth in the Agreement, which disclaimers shall be, and hereby are, incorporated herein by reference.

6.

Counterparts.  This Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page.

7.

Attorneys' Fees.  In any action between the parties to enforce any of the terms or provisions of this Assignment, the prevailing party in the action shall be entitled to recover from the non-prevailing party, in addition to damages, injunctive relief or other relief, and its reasonable costs and expenses, including without limitation costs and reasonable attorneys' fees (including on appeal).

8.

Merger.  This Assignment and the Agreement contain the entire understanding between the parties relating to their subject matter.  All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Assignment and the Agreement.  This Assignment may only be modified in writing executed by both Purchaser and Seller.  Nothing contained in this Assignment is intended to terminate or affect the validity of any of the representations or warranties contained in the Agreement.

9.

Miscellaneous.  This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successor-in-interest and assigns.  If any term or provision of this Assignment shall be held invalid or unenforceable, the remainder of this Assignment shall not be affected.  This Assignment shall be construed in accordance with and governed by the laws of the State in which the Property is located.  Nothing in this Assignment shall impair, limit or lessen any of the rights of the parties with respect to the provisions of the Agreement which were intended to survive the Closing Date.  Nothing in this Assignment, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights or remedies. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Exhibit F

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date written above.

"SELLER"

_________________________, a _______________

By:
Name:
Title:

"PURCHASER"

_________________________, a _______________

By:
Name:
Title:

TO BE ATTACHED:

EXHIBIT A – LEGAL DESCRIPTION

EXHIBIT B- LIST OF LEASES

EXHIBIT C- LIST OF CONTRACT

Exhibit F

EXHIBIT G

form of FIRPTA CERTIFICATE

To inform _______________, a _________________ (the "Transferee")m that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code") will not be required by __________________, a ________________ (the "Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

1.

The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

2.	The Transferor's U.S. employer or tax (social security) identification number is ____________.
3.	The address of Seller is [●].
4.	Seller is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations.

The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

_________________________, a_______________

By:
Name:
Title:

Exhibit G

EXHIBIT H

FORM OF NOVATION AGREEMENT

Novation Agreement

_______________________, a __________________ (the “Transferor”), __________________________, a ____________________ (the “Transferee”), and the United  States of America (“Government”) enter into this Novation
Agreement (this “Agreement”) as of [__________].

The parties agree to the following facts:

1.

The Government has entered into that certain Lease for Real Property classified as Lease No. [__________] with the Transferor.  The term “the Lease,” as used in this Agreement, means the Lease, including all modifications, made between the Government and the Transferor before the effective date of this Agreement (whether or not performance and payment have been completed and releases executed if the Government or the Transferor has any remaining rights, duties, or obligations under these contracts and purchase orders).  Included in the term “the Lease” is also all modifications made under the terms and conditions of Lease between the Government and the Transferee, on or after the effective date of this Agreement.

2.

As of [], the Transferor has transferred to the Transferee the entire portion of the assets involved in performing the Lease by virtue of a [Deed and Assignment of Leases] between the Transferor and the Transferee, a copy of which is attached hereto as Exhibit A.

3.	The Transferee has acquired the entire portion of the assets involved in performing the Lease by virtue of the above transfer.
4.	From and after [__________], the Transferee has assumed all obligations and liabilities of the Transferor under the Lease by virtue of the above transfer.
5.	The Transferee is in a position to fully perform all obligations that may exist under the Lease.
6.	It is consistent with the Government’s interest to recognize the Transferee as the successor party to the Lease.
7.	Evidence of the above transfer has been filed with the Government.

In consideration of these facts, the parties agree that by this Agreement:

Exhibit H

1.	The Transferor confirms the transfer to the Transferee, and waives any claims and rights against the Government that it now has or may have in the future in connection with the Lease.
2.

From and after [__________], the Transferee agrees to be bound by and to perform each contract in accordance with the conditions contained in the Lease. The Transferee also assumes all obligations and liabilities of, and all claims against, the Transferor under the Lease as if the Transferee were the original party to the Lease.

3.	The Transferee ratifies all previous actions taken by the Transferor with respect to the Lease, with the same force and effect as if the action had been taken by the Transferee.
4.

The Government recognizes the Transferee as the Transferor’s successor in interest in and to the Lease. The Transferee by this Agreement becomes entitled to all rights, titles, and interests of the Transferor in and to the Lease as if the Transferee were the original party to the Lease. Following the effective date of this Agreement, the term “Contractor or Lessor” as used in the Lease, shall refer to the Transferee.

5.	Except as expressly provided in this Agreement, nothing in it shall be construed as a waiver of any rights of the Government against the Transferor.
6.

All payments and reimbursements previously made by the Government to the Transferor, and all other previous actions taken by the Government under the Lease, shall be considered to have discharged those parts of the Government’s obligations under the Lease. All payments and reimbursements made by the Government after the date of this Agreement in the name of or to the Transferor shall have the same force and effect as if made to the Transferee, and shall constitute a complete discharge of the Government’s obligations under the Lease, to the extent of the amounts paid or reimbursed.

7.

The Transferor and the Transferee agree that the Government is not obligated to pay or reimburse either of them for, or otherwise give effect to, any costs, taxes, or other expenses, or any related increases, directly or indirectly arising out of or resulting from the transfer or this Agreement, other than those that the Government in the absence of this transfer or Agreement would have been obligated to pay or reimburse under the terms of the Lease.

8.	The Lease shall remain in full force and effect, except as modified by this Agreement.
9.

As between the Transferor and Transferee only, their respective obligations and liabilities one to the other shall continue to be as set forth in private sector documents, executed between Transferor and Transferee.

[Signatures are set forth on the following page]

Exhibit H

Each party has executed this Agreement as of the day and year first above written.

TRANSFEROR:

_________________________, a _______________

By:
Name:	[______________]
Its:	[______________]

TRANSFEREE:

_________________________, a _______________

By:
Name:	[______________]
Its:	[______________]

THE UNITED STATES OF AMERICA

By:
Name:	[______________]
Its:	[______________]

Exhibit H

EXHIBIT I

FORM OF OWNER’S AFFIDAVIT

OWNER/SELLER TITLE AFFIDAVIT

State of	)
) to wit:
County of	)

[_______________], an individual (“Affiant”), being duly sworn according to law, deposes and says:

1.

I am             of              (the "Owner") which is the owner of all that certain property (the "Property") described in Chicago Title Insurance Company's (the “Company”) Commitment for Title Insurance No.                 (the "Commitment").

2.	In my capacity as such, I am personally familiar with the ownership of the Property.
3.

To my actual knowledge, Owner's enjoyment of the Property has been peaceful and undisturbed and the title to the Property has never been disputed or questioned, nor do I know of any facts (other than those set forth in the Commitment) by reason of which title to, or possession of the Property might be disputed, or by reason of which any claim to the Property or any portion thereof might be asserted adversely to such title or possession.

4.	To my actual knowledge, a complete list of all leases affecting the Property is attached hereto as Exhibit A and made a part hereof.
5.

To my actual knowledge, at no time during the past 36 months has there been any proceeding in bankruptcy instituted by or against the Owner (and if a partnership, against the general partner(s) thereof), nor has the owner ever made an assignment for the benefit of creditors.

Exhibit I

6.

To my actual knowledge, there exists no action or proceeding relating to the Property in any State or Federal court in the United States nor do I know of any State or Federal judgment or any Federal lien of any kind or nature whatever which now constitutes a lien or charge upon the Property.

7.	To my actual knowledge, there are no unrecorded documents affecting title to the Property.
8.

To my actual knowledge, Owner has not received notice of any taxes and/or special assessments, for the year 2018 or any subsequent years, affecting the Property other than those shown on the Commitment.

9.

Other than those shown on the Commitment, to my actual knowledge, there are no unpaid charges for taxes, water and/or sewer services, or other utility charges, or unpaid special assessments, for the year 2018 or any subsequent years, for items such as improvements for sidewalks, curbs, gutters, sewers, or storm water assessments not shown as existing liens in the public records.

10.

To my actual knowledge, there are no unpaid bills or claim for labor or services performed or materials furnished or delivered to the Property and requested by Owner during the last 150 days for alterations, repair, work, or new construction on the Property not otherwise done in the ordinary course of business, except:  (if none, state "NONE") [NTD: TO BE REVISED FOR EACH SPECIFIC PROPERTY].

11.

To my actual knowledge, Owner has not executed or entered into any contract for the making of repairs or improvements on the Property entered into in the last 150 days, other than routine maintenance and other repairs made in the ordinary course of business, except as follows:  (if none, state "NONE") [NTD: TO BE REVISED FOR EACH SPECIFIC PROPERTY].

12.

To my actual knowledge, except as set forth in that certain Purchase Agreement dated as of [--], by and between Owner, Easterly Government Properties, L.P, and the other parties thereto (as may be amended, modified and restated from time to time), Owner has not executed any instruments or taken any actions which would create an interest in or affect the title to the Property or any portion thereof which remain unrecorded as of the date hereof, and will not execute any such instruments or take any such actions prior to recording of the instrument to be insured pursuant to the Commitment. [NTD: ANY APPLICABLE ROFOs OR ROFRs (AND THE APPLICABLE WAIVERS) TO BE REFERENCED HERE]

13.	To my actual knowledge there are no present material violations on the Property of any enforceable covenants, conditions or restrictions set forth on the Commitment.
14.	This affidavit is given to induce the Company to issue the Title Policy (as defined below) to ________ (“Purchaser”) with full knowledge that it will be relying upon the accuracy of same.

Exhibit I

The Owner hereby requests that the Company issue its Policy of Title Insurance upon the Property without General Exceptions to Purchaser shown in the Commitment (the “Title Policy”).  Owner does hereby agree to indemnify and hold the Company harmless of and from all actual, out-of-pocket loss, cost, damage and expense of every kind, including reasonable out of pocket attorneys' fees, which the Company shall sustain or become liable for under the Title Policy on account of reliance on the express statements made by Affiant herein.

In consideration of the Company issuing the Title Policy effective as of the date of hereof without making exception therein of matters which may arise between the date hereof and the date documents creating the interest being insured pursuant to the Title Policy (the “Closing Instrument”) have been filed for record and which matters may constitute an encumbrance on or affect the title, Owner hereby agrees to promptly defend, remove, bond or otherwise dispose of any encumbrance, lien or objectionable matter which may arise or be filed, as the case may be, against the Property as a result of any affirmative act of Owner during the period of time between the date hereof and the date of recording of the Closing Instrument (not to exceed three (3) business days), and to hold the Company harmless of and from all actual, out-of-pocket loss, cost, damage and expense of every kind, including reasonable out of pocket attorneys' fees, which the Company shall sustain or become liable for under the Title Policy which may arise out of Owner’s failure to so remove, bond or otherwise dispose of any such liens, encumbrances or objectionable matters that result from affirmative acts of Owner.

Company agrees that it does not have, will not have, and hereby waives any claims and causes of action it has or may have against Affiant, any officer, director, employee, agent, trustee, shareholder, partner, member, manager, principal, parent, subsidiary or other affiliate of Owner arising out of or in connection with this Owner/Seller Title Affidavit and will look solely to Owner.

Exhibit I

Subscribed and sworn to before me this _____________________ day of ___________________________________, 20________.

Notary Public

My Commission expires: _______________________

Exhibit I

EXHIBIT A

LEASES

Exhibit I

Exhibit j

TENANT INDUCEMENT COSTS

Pittsburgh FBI-GPT Business Trust

1.	Tenant Improvement Allowance
a.	Tenant Improvement Allowance of $10.97/ABOA SF for a total amount of $1,000,650.49.

2.	Gates & Barriers Allowance
a.	Lessor will contribute up to $200,000.00 towards the replacement cost of all parking gates and barriers.

3.	Carpet
a.	Seller shall contribute $300,000.00 towards the replacement cost of carpet.

Exhibit J

EXHIBIT K-1

FORM OF STATEMENT OF LEASE

[_________, 20__]

[ADDRESS OF LESSOR]

________________________

________________________

________________________

Re:______________ – GS_____________ dated _________

Ladies and Gentlemen:

This statement of lease is issued subject to the conditions stated in paragraph [_] of GSA Form 3517, General Clauses, of the Lease.  The undersigned, a Contracting Officer of the United States of America, hereby confirms and represents, to the best of his/her knowledge and belief, the following as of the above date:

1.

Lease No. _______________ between the United States of America, by and through its agent, the ________________ (“Lessee”) and __________________, a ________________, (“Lessor”) dated ________________, as amended by that certain [list of amendments attached]___________________, (as amended, the “Lease”), for a total of approximately ___________ net rentable square feet and ___ parking spaces.  The term of the Lease is for ___ years firm.

2.

Neither the Lessee nor the Lessor is in default under the performance of any of the obligations, terms, covenants or conditions of the Lease and neither party has issued any notice of default under the Lease that has not been cured as of the date hereof.

3.	The current annual rent is $______________, payable monthly in arrears at a rate of $____________.
4.	No advance payments under the Lease have been or will be paid.
5.	The Lease is in full force and effect, and has not been modified, supplemented, canceled or amended except as set forth therein.

Exhibit K-1

6.	The balance of any “tenant improvement allowance” remaining due and unpaid under the Lease is $_____________.
7.

An inspection of the Premises has not been conducted for the purpose of this statement of lease.  This statement of lease shall not be construed as a waiver of any of the Lessee’s rights as a sovereign, or any rights, benefits or interests that the Lessee has under the terms and provisions of the Lease.

The undersigned is authorized to execute this statement of lease on behalf of the Lessee.

Sincerely,

UNITED STATES OF AMERICA

By:
Name:
Title:

Exhibit K-1

EXHIBIT K-2

FORM OF ESTOPPEL CERTIFICATE

Pursuant to that certain lease (the “Lease”) dated [___________] as amended by [LIST ANY AMENDMENTS], the undersigned (“Tenant”) has leased from [__________________] (“Landlord”), the leased premises designated as [Suite/Floor] [_________] consisting of [___________] rentable square feet (the “Leased Premises”) at [______________] (the “Building”), as more particularly defined and described in the Lease.  Landlord, as owner of the Building of which the Leased Premises is a part, intends to sell the Building to [___________________] (“Purchaser”).

Tenant hereby certifies as follows:

1.The Lease has not been amended, modified or supplemented (except as set forth above), is in full force and effect, and represents the entire agreement between Landlord and Tenant as to Tenant’s interest in the Building and the Leased Premises.

2.The Lease is [___] or is not [____] guaranteed.  If guaranteed, the Lease has been guaranteed by [INSERT NAME AND ADDRESS OF GUARANTOR] and such guaranty is in full force and effect.

3.The commencement date for the Lease occurred on ____________, and the scheduled expiration date for the Lease is _____________.

4.The fixed annual rent currently payable under the Lease is $___________ per annum ($__________ per month).

5.All rents and additional rents payable by Tenant under the Lease has been paid through ___________, 2018, except as follows:______________________________________.

6.No rents, additional rents, or other similar sums or charges have been paid more than one (1) month in advance.

7.Landlord holds a security deposit pursuant to the Lease in the amount of $______________.  No portion of the security deposit has been applied by Landlord which has not been restored by Tenant.

8.Tenant’s current share of common expenses is: _____%.

9.Tenant has not sublet or assigned any portion of the Leased Premises except as follows:_______________________________

Exhibit K-2

10.Under the Lease [or insert Name of Parking Agreement, between Tenant and Landlord], Tenant has the right to use ____ parking spaces, at a cost of $____  per parking space per month, for a total of $_____ per month.

11.To Tenant’s knowledge, Tenant is not in default under the Lease and has not, at any time prior to the date hereof, received written notice from Landlord stating that Tenant is in default under the Lease which default remains uncured, except as follows:___________________________________________

12.Tenant has not asserted any claim that Landlord is in default of any material obligations under the Lease, and to Tenant’s knowledge, Landlord is not in default under the Lease.

13.Tenant has no offsets, defenses, claims, or counterclaims to the payment of rent or other sums, or the performance of any of Tenant’s other obligations, under the Lease.

14.All payments due to Tenant under the Lease as a landlord contribution, allowance or otherwise towards Tenant’s work have been paid in full except as follows:  _______________.

15.Tenant has no option to extend the term of the Lease except as expressly set forth in the Lease.

16.Tenant has none of the following rights except as expressly set forth in the Lease: right to expand the Leased Premises, right to relocate the Leased Premises, right of first refusal (offer) with respect to other space in the Building, or option or right of first refusal to purchase the Building.

17.There are no pending actions, voluntary or involuntary, against Tenant under federal or state bankruptcy or insolvency laws.

18.This certificate has been duly authorized, executed and delivered by Tenant.

Tenant acknowledges and agrees that this certificate may be relied upon by, and shall inure to the benefit of, Landlord, Purchaser, any other purchaser of the Building, any lenders to Purchaser or any other purchaser of the Building, and/or the successors and/or assigns of any of the foregoing.

Dated:________________________

[TENANT]

By:
Name:
Title:

Exhibit K-2

EXHIBIT L-1

FORM OF DEED FOR CALIFORNIA PROPERTIES

RECORDING REQUESTED BY:

WHEN RECORDED MAIL TO, AND UNLESS OTHERWISE STATED BELOW, MAIL FUTURE TAX STATEMENTS TO:

This page has been added to provide adequate space for recording information

Documentary Transfer Tax $______________________
- ☐ Computer on full value of property conveyed, or
- ☐ Computer on full value less liens & encumbrances remaining at time of sale

____

Signature of declarant or agent determining tax/firm name

Document Title(s): ______________________________

____

Documents believed to be exempt from paying the $75 Building Homes & Jobs Act fee must cite a valid exemption on the face of the document. The following exemptions may apply:

(check applicable)

- ☐ GC 27388.1(a)(2): Recorded in connection with a transfer subject to the imposition of documentary transfer tax; or
- ☐ GC 27388.1: Recorded in connection with a previous transfer of real property that was subject to documentary transfer tax, recorded on ______________, in document ______________________; or
  (Must have been recorded on or after January 1, 2018)
- ☐ GC 27388.1(a)(2): Recorded in connection with a transfer of real property that is a residential dwelling to an owner-occupier; *a Preliminary Change of Ownership Report (PCOR) is required with submission;* or
- ☐ GC 27388.1(a)(2): Recorded in connection with a previous transfer of real property that is a residential dwelling to an owner-occupier; recorded on ______________, in document ______________________; or
  (Must have been recorded on or after January 1, 2018)
- ☐ GC 27388.1(a)(1): The fee cap of $225 reached; or
- ☐ GC 27388.1(a)(1): The fee cap of $225 reached previously in the following document(s) which were recorded on ______________, in document(s) ______________________; or
  (Must have been recorded on or after January 1, 2018)
- ☐ GC 27388.1(a)(1): Not related to real property.

Failure to include a valid exemption will result in the imposition of the $75 Building Homes & Jobs Act fee. Fees collected are deposited to the state and may not be available for refund.

MAIL FUTURE TAX STATEMENTS TO:

____

____

____

Building Homes & Jobs Act
KERN COVER PAGE 01/01/18

Exhibit L-1

RECORDING REQUESTED BY and WHEN RECORDED RETURN IT AND ALL TAX STATEMENTS TO:
APN:	SPACE ABOVE THIS LINE FOR RECORDER’S USE

GRANT DEED

The undersigned grantor declares under penalty of perjury that the following is true and correct:

DOCUMENTARY TRANSFER TAX:  $__________________, City Transfer Tax is [   ]; Survey Monument Fee is [  ]

(X)	computed on full value of property conveyed, or
( )	computed on full value less value of liens and encumbrances remaining at time of sale.
( )	Unincorporated area: ____________________ or (X) City of Bakersfield.
( )	There is no Documentary Transfer Tax due (state reason and give Code § or Ordinance Number): _________________________________________________________.

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, _________________, a ________________________, hereby grants unto _____________________, ____________________, certain real property situated in the State of California, County of Kern, more particularly described in Exhibit A attached hereto and incorporated herein by this reference, and subject specifically to all matters of record as of the date hereof.

[signature on following page]

Exhibit L-1

GRANTOR:

_________________________, a _______________

By:
Name
Title

Exhibit L-1

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA} ss:
COUNTY OF _________________

On __________________________ before me, ___________________________________,
                                  (insert name and title of the officer)

personally appeared ____________________________________________________________

______________________________________________________________________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______________________________(Seal)

Exhibit L-1

EXHIBIT L-2

FORM OF DEED FOR ILLINOIS PROPERTIES

[Final deed to have a 3x5 inch margin]

SPECIAL WARRANTY DEED (Illinois)
After Recording, Please Return To: [_________] [_________] [_________] ATTN: [_________] Send Subsequent Tax Bills To: [_________] [_________] [_________] ATTN: [_________]	Above Space for Recorder’s Use Only

Exhibit L-2

THE GRANTOR, [_________], a [_________] (“Grantor”), for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid, the receipt whereof is hereby acknowledged, and pursuant to the authority of the undersigned,

CONVEYS AND WARRANTS to [_________], a [_________] (“Grantee”), the following described land together with all appurtenances thereto and all improvements situated thereon (the “Real Estate”) situated in the County of [_________] in the State of Illinois, to wit:

See Exhibit A attached hereto and made a part hereof for legal description,

Subject to those exceptions set forth on Exhibit B attached hereto and made a part hereof.

Permanent Real Estate Index Numbers: [_________]

Address of Real Estate:  [_________]

TO HAVE AND TO HOLD the Real Estate to Grantee, its successors and assigns, forever. Grantor hereby agrees to warrant and defend the Property, the whole or any part thereof, to Grantee, its successors and assigns, against all claims and demands whatsoever, brought by any person or persons lawfully claiming, by, through or under Grantor but not otherwise, subject, however, to those matters described in Exhibit B attached hereto and made a part hereof.

[Signature Pages Follow]

Exhibit L-2

IN WITNESS WHEREOF, Grantor has executed the foregoing instrument as of the ___ day of _____________________, 2018.

GRANTOR:

[___________], a [_________]

By:Name:Title:

State of _______)

ss.

County of ________)

I, the undersigned, a Notary Public for and for in said County, in the State aforesaid, DO HEREBY CERTIFY that ______________________, personally known to me to be a ________________________ of ______________________, a _____________________________________, appeared before me this day in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.

Given under my hand and official seal, this ____ day of ___________________, 2018.

My Commission expires:

Notary Public

This instrument was prepared by:  [____________]

Exhibit L-2

EXHIBIT A TO DEED

Legal Description

[To be inserted]

P.I.N.:	[To be inserted]

Address:	[To be inserted]

Exhibit L-2

EXHIBIT B TO DEED

Permitted Exceptions

1.	TAXES FOR THE [SECOND INSTALLMENT OF YEAR 2017] / [YEAR 2018] AND SUBSEQUENT YEARS, A LIEN NOT YET DUE AND PAYABLE.

2.	[To be inserted]

Exhibit L-2

EXHIBIT L-3

FORM OF DEED FOR LOUISIANA PROPERTY

ACT OF CASH SALE BY _______________________ IN FAVOR OF _______________________	UNITED STATES OF AMERICA STATE OF __________________ PARISH/COUNTY OF ______________

BE IT KNOWN, that effective on this _____ day of __________, ____________ (the “Effective Date”);

BEFORE US, the undersigned Notaries Public, duly commissioned and qualified, in and for the Counties/Parishes and States described below, and in the presence of the undersigned competent witnesses:

PERSONALLY CAME AND APPEARED:

_____________, a ____________ (Federal Taxpayer I.D. No. XX-XXX _______ ____________) with its mailing address at ______________________________ ______________________________________, appearing herein by and through ________________________, duly authorized to appear herein on its behalf by virtue of a [Resolution of the Board of Directors of said corporation, a certified copy of][name other authorizing document]which is annexed hereto as Exhibit “A”;

hereinafter, whether one or more, referred to as Vendor, who declared that said Vendor does by these presents grant, bargain, sell, convey, transfer, assign, set over, abandon, and deliver without any warranty of title except as to Vendor’s own acts and deeds, but with full substitution and subrogation in and to all the rights and actions of warranty which said Vendor has or may have against all preceding owners and vendors, unto:

_____________, a ____________ (Federal Taxpayer I.D. No. XX-XXX _______ ____________) with its mailing address at ______________________________ ______________________________________, appearing herein by and through ________________________, duly authorized to appear herein on its behalf by virtue of a [Resolution of the Board of Directors of said corporation, a certified copy of][name other authorizing document]which is annexed hereto as Exhibit “B”;

Exhibit L-3

hereinafter, whether one or more, referred to as Purchaser, here present accepting, and purchasing for Purchaser, the Purchaser’s successors, heirs and assigns and acknowledging due delivery and possession thereof, all and singular the property more fully described on Exhibit “C” attached hereto and incorporated herein (the “Property”).  Vendor further assigns to Purchaser any and all rights, claims or causes of action, it may have, if any, as to any damages caused to the Property by any person or entity.

TO HAVE AND TO HOLD the above described property unto the said Purchaser and Purchaser’s successors, heirs and assigns forever.

This sale is made and accepted for and in consideration of the price and sum of ___________________________________ ($_________________) DOLLARS CASH, in ready and current money paid this day by Purchaser to the Vendor, who hereby acknowledges the receipt thereof and grants full acquittance and discharge therefor.

[The parties to this act acknowledge that the Property being conveyed is subject to and affected by those matters set forth in Exhibit “D” (the “Permitted Exceptions”), and the parties the Property is being conveyed to and accept by Purchaser subject to the Permitted Exceptions.]

The parties to this act have waived the production of mortgage, conveyance, tax, and any and all other certificates in connection herewith, and the parties hereto do accordingly agree to relieve and release me, Notary, from all responsibilities and liabilities in connection therewith.

[Purchaser and Vendor expressly agree that the Property conveyed herein is being sold “as is, where is,” with limited warranty as to merchantability of title as set forth above but without any warranty whatsoever with respect to the condition of the Property or any of its components or parts or contents, and without any warranty whatsoever with respect to the fitness of the Property for any particular or general use or purpose.  Purchaser has fully inspected the Property and its component parts and is completely satisfied with its current condition.  Purchaser expressly acknowledges the foregoing and waives any right or cause of action which Purchaser has or may have to rescind or resolve the sale or to demand a reduction in purchase price based upon the existence of any redhibitory or other vices or defects or based upon the unsuitability of the Property or any of its components or parts for Purchaser’s intended use or any other use.  Purchaser acknowledges and agrees that the foregoing disclaimer and waiver of warranties have been fully explained to Purchaser and that Purchaser understands the same.  Purchaser and Vendor jointly acknowledge and agree that the foregoing waivers and disclaimers are of the essence of this transaction and the same would not otherwise have been entered into or consummated.]

The parties hereby agree and acknowledge that the Notary hereto has not been required to examine title to the Property, or render an opinion of title with respect thereto, and the parties hereby relieve and release the Notary hereto from any and all responsibility and/or liability in connection therewith.

Exhibit L-3

Property taxes for the year [year taxes last paid] have been paid.  Taxes for the current year have been prorated between Vendor and Purchaser.

Notice to Tax Assessor:  The person responsible for all property taxes and assessments and the address to which the property tax and assessment notices are to be mailed as follows::

[Name]
[Address]

[SIGNATURE PAGES TO FOLLOW]

Exhibit L-3

THUS DONE AND PASSED in my office on the _______ day of ___________, 20_____, but effective as of the Effective Date, in the City of ________________, County/Parish of ________________, State of ______________, in the presence of the undersigned competent witnesses who hereunto sign their names with said Vendor and me, Notary, after due reading of the whole.

WITNESSES:	VENDOR: [NAME]

By:
Printed Name:	Name:
Title:

Printed Name:

______________________________________
NOTARY PUBLIC
Printed Name:  ______________
Notary/Bar Roll No.:  ___________________
My Commission Expires:  _______________
[SEAL]

Exhibit L-3

THUS DONE AND PASSED in my office on the _______ day of ___________, 20_____, but effective as of the Effective Date, in the City of ________________, County/Parish of ________________, State of ______________, in the presence of the undersigned competent witnesses who hereunto sign their names with said Purchaser and me, Notary, after due reading of the whole.

WITNESSES:	PURCHASER: [NAME]

By:
Printed Name:	Name:
Title:

Printed Name:

______________________________________
NOTARY PUBLIC
Printed Name:  ______________
Notary/Bar Roll No.:  ___________________
My Commission Expires:  _______________
[SEAL]

Exhibit L-3

EXHIBIT “A”
[RESOLUTION/CONSENT OF VENDOR]

Exhibit L-3

EXHIBIT “B”
[RESOLUTION/CONSENT OF PURCHASER]

Exhibit L-3

EXHIBIT “C”
[LEGAL DESCRIPTION OF THE PROPERTY]

Exhibit L-3

EXHIBIT “D”
[PERMITTED EXCEPTIONS]

Exhibit L-3

EXHIBIT L-4

FORM OF DEED FOR MARYLAND PROPERTIES

AFTER RECORDING RETURN TO:

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED (this “Deed”) is made as of         , 20     from

               , a               ,  having  an office at              (“Grantor”), to and for the benefit of           , a          , having an office at          (“Grantee”).

WITNESSETH:

For and in consideration of the sum of           DOLLARS ($      ), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, Grantor by these presents does hereby grant, bargain, sell and convey unto Grantee, its successors and assigns, the real property lying and situate in           County, Maryland which is legally and more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with all tenements, hereditaments, easements, rights-of-way, appurtenances, and rights in any land in the bed of any streets, or alleys, existing or on paper, belonging or in any way pertaining to such real  property, and all improvements located on such real property (the real property and improvements are hereinafter collectively referred to as the “Property”);

TOGETHER WITH all of the ways, easements, rights, privileges and appurtenances to the same belonging or in any way appertaining; all rights of the Grantor in and to any privately owned water or sewer lines servicing the Property and any and all easements, rights-of-way, covenants, benefits, agreements, rights and appurtenances enjoyed by and/or benefiting the Property; and all of the estate, right, title, interest and claim, either in law or in equity or otherwise, of the Grantor of, in, to or out of the Property;

TO HAVE AND TO HOLD the Property, together with all and singular the aforesaid rights and appurtenances pertaining thereto, subject to all matters of record, unto Grantee and Grantee’s successors and assigns in fee simple forever.

SUBJECT TO all matters of record, Grantor covenants that Grantor will warrant to Grantee, its successors and assigns specially the Property hereby conveyed, against any person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise, and that Grantor will execute such further assurances of said Property as may be requisite.

[Signatures appear on the following page]

Exhibit L-4

IN WITNESS WHEREOF, Grantor has signed, sealed and delivered this Special Warranty Deed as of the day and year first above written.

GRANTOR:

WITNESS:		, a

	By:			(SEAL)
Name:
Title:

STATE OF MARYLAND	)
)
COUNTY/CITY OF	)

On  this           day of           , 20          , before me, the under-signed officer, personally appeared

          , as           of          , a           , and that he, as such           , being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as           .

In witness whereof I hereunto set my hand and official seal.

Name:

Notary Public

My commission expires

[Notary Seal]

[Special Warranty Deed - Signature Page]

Exhibit L-4

MARYLAND ATTORNEY’S CERTIFICATE

I hereby certify that the annexed instrument was prepared by or under the supervision of the undersigned, an attorney duly admitted to practice before the Court of Appeals of Maryland

Exhibit L-4

EXHIBIT A

Legal Description of Property

Exhibit L-4

EXHIBIT L-5

FORM OF DEED FOR NEW YORK PROPERTY

BARGAIN AND SALE DEED WITHOUT
COVENANT AGAINST GRANTOR'S ACTS

THIS INDENTURE, dated as of [_________________], 20__, between [_______________], a [______________], having an office at [__________________________] (“Grantor”), and [_______________], a [______________], having an office at [__________________________] (“Grantee”).

WITNESSETH, that Grantor in consideration of the sum of Ten Dollars ($10.00), and other good and valuable consideration paid by Grantee, the receipt and sufficiency of which is hereby acknowledged by Grantor, does hereby grant and release and assign forever unto Grantee, and the heirs or successors and assigns of Grantee, all those certain plots, pieces or parcels of land commonly known as [INSERT STREET ADDRESS] and located in the City of [INSERT CITY], County of [INSERT COUNTY] and State of New York, as more particularly bounded and described in Exhibit A attached hereto and made a part hereof (the “Land”);

TOGETHER with the building(s) now located or hereafter erected on the Land (the “Building”) and any and all other fixtures and improvements now located or hereafter erected on the Land (the Building and such other fixtures and improvements being hereinafter collectively referred to as the “Improvements”);

TOGETHER with all right, title and interest, if any, of Grantor in and to the land lying in the bed of any street, highway, road or avenue, opened or proposed, public or private, in front of or adjoining the Land, to the center line thereof, any rights of way, appendages, appurtenances, easements, sidewalks, alleys, gores or strips of land adjoining or appurtenant to the Land and used in conjunction therewith, any development rights appurtenant to the Land and any award or payment made or to be made in lieu of any of the foregoing or any portion thereof and any unpaid award for damage to the Land or any of the Improvements by reason of change of grade or closing of any street, road or avenue, (the foregoing rights, together with the Land and the Improvements being hereinafter referred to, collectively, as the “Premises”);

TO HAVE AND TO HOLD the Premises herein granted, or mentioned and intended so to be, unto Grantee, and the heirs, successors and assigns of Grantee, forever.

AND Grantor, in compliance with Section 13 of the Lien Law, covenants that Grantor will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of improvements and will apply the same first to the payment of the cost of improvements before using any part of the total of the same or any other purpose.

Exhibit L-5

IN WITNESS WHEREOF, Grantor has duly executed this deed the day and year first above written.

GRANTOR:

[INSERT GRANTOR NAME],
a [_____________________]

By:
Name:
Title:

Exhibit L-5

EXHIBIT A

Legal Description

Exhibit L-5

ACKNOWLEDGMENT

Within New York:

STATE OF NEW YORK)

)ss.:

COUNTY OF )

On the ___ day of ______________ in the year 20__ before me, the undersigned, a Notary Public in and for said State, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public (SEAL)

Exhibit L-5

BARGAIN AND SALE DEED
WITHOUT COVENANT AGAINST GRANTOR'S ACTS

[______________________]

TO

[_____________________]

Block:

Lot:

County:	New York Address:

RECORD AND RETURN TO:

______________________

______________________

______________________

______________________

Exhibit L-5

EXHIBIT L-6

FORM OF DEED FOR OREGON PROPERTY

After Recording Return To:

______________________

______________________

______________________

Unless a change is requested all tax statements

shall be sent to:

______________________

______________________

______________________

SPECIAL WARRANTY DEED

________________, a(n) ________________ ("Grantor"), conveys and specially warrants to ________________, a(n) ________________ (“Grantee"), the real property located in Multnomah County, State of Oregon, and legally described on Exhibit A attached hereto and incorporated by reference, free of encumbrances created or suffered by Grantor, except as specifically set forth on Exhibit B attached hereto.

The true and actual consideration paid in the amount of $_________ consists of or includes other property or other value given or promised, which is a part of the consideration.

BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

[SIGNATURE PAGE FOLLOWS]

Exhibit L-6

Dated this _____ day of _______, 201__.

GRANTOR:	________________, a(n) ________________,

By:
Name:
Title:

State of ___________    )

                                 )

County of __________   )

On ________________________ before me,________________________________, personally appeared _______________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same as the _______________________ of _____________________________, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of _____________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ____________________________________ (Seal)

Exhibit L-6

EXHIBIT A
Legal Description

Exhibit L-6

EXHIBIT B
Permitted Encumbrances

Exhibit L-6

EXHIBIT L-7

FORM OF DEED FOR PENNSYLVANIA PROPERTIES

This Instrument Was Prepared By:

_________________________
_________________________
_________________________
_________________________

Record and Return To:

_________________________
_________________________
_________________________
_________________________

Tax Parcel No.:  ___________

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made this ____ day of ______________, 20__, and effective as of the _____ day of ___________________________, 20____, by __________________________, a ____________________ (the “Grantor”), with an address of ___________________________________ to _____________________________________, a _______________________ (the “Grantee”), with an address of _____________________________________.

W I T N E S S E T H:

WITNESSETH, that Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, to Grantor in hand paid by Grantee, the receipt and sufficiency whereof is hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY, RELEASE AND CONFIRM unto Grantee all that certain real property more particularly described in Exhibit “A” attached hereto and incorporated herein by reference for all purposes, together with all and singular the buildings and improvements situated thereon, and together with all right, title and interest of Grantor in and to (i) all streets, roads, driveways, alleys, rights-of-way, waters, water-courses, easements, strips and gores of land, (ii) all rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in any wise appertaining, and (iii) the reversions and remainders, rents, issues, and profits thereof (collectively, the “Property”).

UNDER AND SUBJECT to covenants, conditions, restrictions, easements, rights of way and reservations of record.

Exhibit L-7

TO HAVE AND TO HOLD the Property unto the said Grantee, its successors and assigns forever, and Grantor does hereby bind itself, and its successors to WARRANT AND FOREVER DEFEND all and singular, excepting permitted exceptions, the said Property unto the said Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

IN WITNESS WHEREOF, Grantor has caused this Special Warranty Deed to be executed on the day and year first above written.

[GRANTOR]

By:
Name:
Title:

I do hereby certify that the Tax Billing Address of the within named grantee/s is:	I do hereby certify that the Owner Mailing Address of the within named grantee/s is:
____________________________________ Name or Mortgage Company	____________________________________ Name or Mortgage Company
____________________________________ Address	____________________________________ Address
____________________________________ City, State and Zip Code	____________________________________ City, State and Zip Code
____________________________________ On behalf of the Grantee	____________________________________ On behalf of the Grantee
STATE OF COUNTY OF	) )SS: )

ON THIS, the _____ day of _________________, 20______, before me, the undersigned officer, personally appeared __________________, who acknowledged himself/herself to be the _______________ of ___________________, a ____________________, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the ________ by himself/herself as said officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_______________________________________
Notary Public

My Commission Expires:

Exhibit L-7

Exhibit “A”

Legal Description

Exhibit L-7

EXHIBIT L-8

FORM OF DEED FOR SOUTH CAROLINA PROPERTIES

Form of Limited Warranty Deed

After recording, return to:
__________________________
__________________________
__________________________

STATE OF SOUTH CAROLINA	)
	)	TITLE TO REAL ESTATE
COUNTY OF ___________________	)	(Limited Warranty)

KNOW ALL MEN BY THESE PRESENTS, that [NAME OF GRANTOR], a [Grantor State of Formation] limited liability company (“Grantor”), in the State aforesaid, for and in consideration of the sum of ___________________ and ___/100 Dollars ($ _______.__) to Grantor in hand paid at and before the sealing of these Presents by [GRANTEE NAME], a [Grantee State of Formation] limited liability company (“Grantee”), in the State aforesaid, the receipt whereof is hereby acknowledged, has granted, bargained, sold and released, and by these Presents does grant, bargain, sell, and release unto the said Grantee, the following described property (the “Property”), to-wit:

SEE “Exhibit A” ATTACHED HERETO
AND INCORPORATED HEREIN BY REFERENCE FOR LEGAL DESCRIPTION

Address of Grantee:	_________________________ _________________________ _________________________

TOGETHER WITH, all and singular, the rights, members, hereditaments and appurtenances to the Property belonging or in any way incident or appertaining, including but not limited to, all improvements of any nature located on the Property and all easements and rights-of-way appurtenant thereto.

TO HAVE AND TO HOLD, subject to the matters (the “Permitted Matters”) set forth on “Exhibit B” attached hereto, the said Property before mentioned unto the said Grantee, its successors and assigns, forever.

AND, subject to the Permitted Matters, Grantor hereby bind Grantor and Grantor’s successors and assigns to warrant and forever defend, all and singular, the Property before mentioned unto the said Grantee, its successors and assigns, against itself and its successors and assigns, and against all persons claiming through or under the Grantors, or to claim, the same or any part thereof.

Exhibit L-8

IN WITNESS WHEREOF, Grantor has caused the within instrument to be executed and delivered in Grantor’s name [and the Grantor’s seal to be affixed hereto], this ____ day of _______, 20_.

Signed, sealed and delivered
in the presence of:

GRANTOR NAME[SEAL]
________________________________ Witness #1 ________________________________ Witness #2	By:________________________ Name:________________________ Title:________________________

STATE OF ______________________	)
	)	ACKNOWLEDGMENT
COUNTY OF ____________________	)

The foregoing instrument was acknowledged before me this ________ day of ___________, 2018, by ____________________________, _______________________________ of [NAME OF GRANTOR],
     (name of officer or agent)                        (title of officer or agent)
a [State of Formation] limited liability company, on behalf of the limited liability company.

(SEAL)
Signature of Notary
Printed Name:
Notary Public for
My commission expires:

Exhibit L-8

“Exhibit A”

Legal Description of Property

[Insert legal description here]

Derivation:  This being [the same][a portion of] the property conveyed to Grantor herein by deed of [Grantor’s grantor] dated ___________, and recorded _______, in the Office of the Register of Deeds for ______________ County, South Carolina in Deed Book ____, at Page _______.

TMS Number:  [Portion of] ___________

Exhibit L-8

“Exhibit B”

Permitted Encumbrances

Exhibit L-8

EXHIBIT L-9

FORM OF DEED FOR TEXAS PROPERTIES

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

SPECIAL WARRANTY DEED

THE STATE OF TEXAS§

§KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF DALLAS§

That __________________ (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration to the undersigned paid by __________________________ (“Grantee”) whose address is ____________________________, the receipt of which is hereby acknowledged, has GRANTED, SOLD, CONVEYED AND ASSIGNED, and by these presents does GRANT, SELL, CONVEY AND ASSIGN unto the Grantee all of that certain real property in Dallas  County, Texas, described in the attached Exhibit A and Grantor’s right, title and interest in and to all improvements thereon and appurtenances thereto (collectively, the “Property”), subject to the items described in the attached Exhibit B (“Permitted Exceptions”).

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, and Grantee’s respective successors and assigns forever; and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND, all and singular, the Property unto Grantee, and Grantee’s respective successors and assigns, against every person whosoever lawfully claiming or to claim the Property or any part thereof by, through or under Grantor, but not otherwise.

For the same consideration, Grantor grants, sells, conveys and assigns, without warranty, whether express, implied, statutory or otherwise, all of Grantor’s right, title and interest, if any, in and to (a) strips or gores, if any, between the Property and abutting properties and (b) any land lying in or under the bed of any street, alley, road or right-of-way, opened or proposed, abutting or adjacent to the Property, together with all and singular the rights and appurtenances thereto in any way belonging, to have and to hold it to Grantee and Grantee’s respective heirs, successors and assigns, subject to the Permitted Exceptions.

Exhibit L-9

Grantee hereby assumes payment for all ad valorem taxes for calendar year 2018 and subsequent years.

[Grantor signature on following page.]

IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantor to be effective as of the ________day of ____________, 2018.

GRANTOR:

[_____________________]

By:
Name:
Title:

THE STATE OF TEXAS	§
§
COUNTY OF _______________	§

This instrument was acknowledged before me on __________________, 2018, by _____________, the  _________________ of _________________, on behalf of said ____________.

Notary Public for the State of Texas

Printed/Typed Name of Notary

My Commission Expires:

Exhibit L-9

Exhibit “A”:  Property Description

Exhibit “B”:  Permitted Exceptions

Exhibit L-9

EXHIBIT A

Property Description

[To be inserted]

Exhibit A

Exhibit L-9

EXHIBIT B

Permitted Exceptions

[To be inserted.]

Exhibit L-9

EXHIBIT L-10

FORM OF DEED FOR VIRGINIA PROPERTIES

This instrument was prepared by:

Bar Number:

Tax Parcel No.:

Consideration:	$

Total Assessed Value:	$

Grantee’s Address:

Property Address:

Title Ins. File No:

SPECIAL WARRANTY DEED

THIS DEED is made effective as of           , 201     , by and between                     , a     , herein referred to as “Grantor”     (index as Grantor), and           , a           , herein referred to as “Grantee” (index as Grantee).

WITNESSETH:

THAT for and in consideration of the premises and the sum of TEN DOLLARS ($10.00), cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, transfer and convey with SPECIAL WARRANTY OF TITLE, in fee simple, unto Grantee, all of Grantor’s right, title and interest in and to that certain lot or parcel of land, together with all buildings, fixtures, parking areas and other improvements thereon and all rights, privileges, easements, benefits and agreements appurtenant thereto, situate, lying and being in the [City/County/Town] of      ,   Commonwealth   of Virginia, more particularly described as follows (the “Property”):

[INSERT LEGAL DESCRIPTION]

AND BEING the same property conveyed to Grantor by Deed recorded among  the aforesaid land records [in Deed Book           , at Page           /as Instrument Number           ].

The above-described Property is conveyed subject only to the easements, rights-of-way, covenants, conditions, restrictions and agreements recorded among the said land records which lawfully apply to the Property or any portion thereof.

TO HAVE AND TO HOLD the Property to the Grantee, its successors and assigns, forever.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

Exhibit L-10

WITNESS the following signature and seal:

,
a

By:	(SEAL)
Name:
Title:

COMMONWEALTH OF VIRGINIA,

CITY/COUNTY OF          , to-wit:

The foregoing instrument  was  acknowledged  before me this           day of          ,

201          , by           , as           of

          , a           .

WITNESS my hand and Notarial Seal.

Notary Public
My Commission Expires:	Notary Registration No.:

Exhibit L-10

EXHIBIT L-11

FORM OF DEED FOR WEST VIRGINIA PROPERTIES

THIS DEED, is made as of the _____ day of ________________, 2018, by and between ______________________________________________, a ______________________ limited liability company, party of the first part, and ______________________________________, a _____________________ party of the second part.

WITNESSETH that for and in consideration of the sum of Ten and 00/100 Dollars ($10.00), and for other good and valuable consideration, cash in hand paid by the party of the second part to the party of the first part, the receipt of which is hereby acknowledged, the said party of the first part does hereby grant and convey, unto the party of the second part, all of the following described real estate, together with the buildings and improvements thereon and the appurtenances thereunto belonging, situate, lying and being in _________________ District, ___________ County, West Virginia, more particularly bounded and described as follows:

INSERT DESCRIPTION

And being [part of] the same tract or parcel of land conveyed unto __________________ ______________________, by ________________________ _______________________ by deed dated __________________, ________, and of record in the Office of the Clerk of the County Commission of ____________ County, West Virginia, in Deed Book No. ____________, at page ______.

This deed is made subject to all valid reservations, restrictions, exceptions, easements, rights-of-way, covenants, conditions, licenses and other servitudes contained or referred to in prior deeds or other instruments of record affecting or pertaining to the property hereby conveyed.

Subject to the foregoing and to the lien of real estate taxes for the year 2018, which shall be prorated on a calendar year basis as of the date of delivery of the deed, and the lien of the 2019 real estate taxes, which taxes are not yet due and payable, the payment of which is assumed by the party of the second part, the party of the first part hereby WARRANTS SPECIALLY the title to the property hereby conveyed.

The undersigned party of the first part hereby declares that the total consideration paid for the property herein conveyed is $______________.  The undersigned certifies under penalty of perjury that no withholding for tax on West Virginia income pursuant to West Virginia Code § 11-21-71b is required because the undersigned transferor is a resident entity as defined in such Code section.

[TO BE INCLUDED AS TO PARKERSBURG PROPERTY ONLY:  Pursuant to Chapter 22, Article 18, Section 21 of the West Virginia Code, the party of the first part hereby discloses that the property hereby conveyed was used for the storage, treatment or disposal of hazardous waste at a time prior to the date hereof.]

Exhibit L-11

IN WITNESS WHEREOF, the party of the first part has caused its company name to be signed by its proper agent thereunto duly authorized, as of the day and year first hereinabove written.

[INSERT NAME OF LLC],

a _______________________ limited
liability company

By:
Its:

Exhibit L-11

STATE OF WEST VIRGINIA,

COUNTY OF _______________,

This record was acknowledged before me on ________________, 2018, by _______________ as ____________________________ of ____________________________________, a _________ limited liability company.

My commission expires: ______________________________________.

[NOTARIAL STAMP]
Notary Public

Exhibit L-11

This instrument prepared by:

Randall C. Light, Esq.

Steptoe & Johnson PLLC

400 White Oaks Boulevard

Bridgeport, WV 26330

Exhibit L-11

EXHIBIT M-1

FORM OF TENANT NOTICE

FOR NON-GSA TENANTS

[CLOSING DATE]

[NAME]

[TENANT]

[ADDRESS]

[SUITE]

[CITY]

Re:Lease Agreement dated [LEASE DATE], by and between _________________________________ (“Landlord"), and [TENANT] ("Tenant") (as may have been modified and amended) (collectively, the "Lease") for [SQUARE FEET] rentable square feet of space located at the property known as __________________________ (the "Property")

Dear [NAME]:

Please note that from and after the date hereof, please make rental and other payments under the Lease to the following account, at the address below:

c/o

Attn:

With respect to any rental or other payments you make, please indicate the amount relating to the period incurred before the date of this letter (the “Cutoff Date”) and the amount relating to the period after the Cutoff Date.

All future inquiries regarding security deposits, and any other inquiries regarding the Lease and management of your premises, should hereafter be directed to:

c/o

Attn:

Very truly yours,

SELLER

INSERT SIGNATURE BLOCK

PURCHASER:

INSERT SIGNATURE BLOCK

Exhibit M-1

EXHIBIT M-2

FORM OF VENDOR NOTICE LETTER

[NAME]

[VENDOR]

[ADDRESS]

[CITY]

Re:Notice of ________________________ (the “Property”)

Dear [NAME]:

Please be notified that, as of the date hereof (the “Closing Date”), [PURCHASER], a ___________ (“Purchaser”), purchased the Property.

Accordingly, please send all future bills for services rendered in connection with the Property to Purchaser, at the following address:

Attn:

For all bills seeking payment for services which were provided both before and after the Closing Date, please be certain that such bills clearly indicate the amount of the charges incurred before the Closing Date and those charges incurred after the Closing Date.  Thank you.

Very truly yours,

SELLER

INSERT SIGNATURE BLOCK

PURCHASER:

INSERT SIGNATURE BLOCK

Exhibit M-2